----------------------------------------------
              SEMI-ANNUAL REPORT
----------------------------------------------

       Smith Barney
       Muni Funds
       Florida Limited
       Term and
       Florida Portfolios
       ------------------------
       September 30, 1996


[Logo] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

-------------------------------------------
Florida Limited Term and Florida Portfolios
-------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds - Florida Limited Term and Florida Portfolios for the period ended September 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow in the semi-annual report.

Market and Economic Overview

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility over the past six months. However, this heightened volatility has been confined to a narrow trading range of between 6.75% and 7.20% on 30-year U.S. Treasury yields.

In our view, this heightened bond market volatility stems from several conditions in the U.S. economy with the most important being the underlying strength of the U.S. economy. For example, gross domestic product (GDP) in the U.S. for the second quarter of 1996 grew at an annualized rate of 4.7%, up from 2.0% in the first quarter. This pace of economic growth has caused pressures on both labor and capital to increase, yet there have been no signs of a pick-up in inflation. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of U.S. economic growth will moderate, or whether the economy will continue to grow at its current pace. The latter scenario would most likely cause the Federal Reserve Board to tighten monetary policy by raising short-term interest rates. While the majority of key U.S. economic announcements over the past six months points toward a strengthening rather than a weakening economy, government reports released during the month of September suggest that the economy may be headed for a slowdown. In response, interest rates have since declined from their higher levels in June and July.

Florida Economic Highlights

During the period covered by this report, Florida's service-based economy continued to grow at a steady pace, with performance exceeding national levels. While the Sunshine State's strong economic growth has increased pressure to build more infrastructure and educational facilities, the State's debt and financial operations have remained balanced. Moreover, Florida's economy has diversified away from its traditional base of agriculture and seasonal tourism into a solid service and trade economy, led by fast-growing businesses in insurance, banking and export-related industries.

As of September 30, 1996, Florida's general obligation debt is rated double-A by Moody's Investors Service Inc., Standard & Poor's Ratings Services and Fitch Investors Service Inc., the three major credit reporting and bond rating agencies. In our opinion, Florida should be able to maintain its double-A credit rating because of its solid and more broadly diversified economy.

Florida Limited Term Portfolio's Performance and Investment Strategy

For the six months ended September 30, 1996, the Class A shares of the Florida Limited Term Portfolio had a total return of 2.24%. In comparison, the Portfolio's Lipper Analytical Services, Inc. intermediate-term Florida municipal bond fund peer average had a total return of 1.92% for the same time period. (Lipper is an independent fund tracking organization.) As of September 30, 1996, approximately 98% of the Florida Limited Term Portfolio was in investment-grade securities. (An investment-grade security is a security with a rating of BBB/Baa or better from Standard & Poor's Ratings Services or Moody's Investors Service Inc.)

Over the six-month period covered by this report, the Florida Limited Term Portfolio distributed dividends totaling $0.1683 per share; based on its net asset value (NAV) of $6.69 as of September 30, 1996 for Class A shares, this equates to an annualized distribution rate of 5.03%. For a Florida resident in the federal income tax bracket of 36%, the Florida Limited Term Portfolio's tax free yield of 5.03% is equivalent to a taxable yield of 7.89%.

Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. The Florida Limited Term Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and will attempt to ensure that all of its assets held on the annual assessment date are exempt from this tax.

As an intermediate-term municipal bond fund, the Florida Limited Term Portfolio is restricted to an average weighted maturity of no longer than ten years. As of September 30, 1996, the Portfolio's average weighted maturity was just over 8 years. During the period covered by this report, the Portfolio maintained its high-quality credit orientation and strong emphasis on premium bonds in the intermediate-maturity range because these types of issues generally provide attractive income while offering investors a degree of protection from market volatility. The largest sectors of the Florida Limited Term Portfolio were various types of bonds escrowed with U.S. government securities (28.7%), hospital bonds (20.4%), pollution control revenue bonds (17.6%) and single-family mortgage bonds (9%).

Florida Portfolio's Performance and Investment Strategy

For the six-months ended September 30, 1996, the Florida Portfolio posted a total return of 3.24% for Class A shares. This compares favorably to its Lipper Analytical Services, Inc. peer group average of 2.96%.

Over the six-month period covered by this report, the Florida Portfolio distributed dividends totaling $0.372 per share; based on its net asset value
(NAV) of $13.29 as of September 30, 1996 for Class A shares, this equates to an annualized distribution rate of 5.59%. For a Florida resident in the federal income tax bracket of 36%, the Florida Portfolio's tax free yield of 5.59% is equivalent to a taxable yield of 8.73%.

Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. The Florida Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and will attempt to ensure that all of its assets held on the annual assessment date are exempt from this tax.

During the period covered by this report, the Florida Portfolio maintained its high credit quality. Approximately 92% of the Portfolio's holdings were in investment-grade securities and roughly 50% of the Portfolio's investments had a triple-A rating. The average weighted maturity of the Florida Portfolio was just under 21 years and it had excellent call protection. The three largest sectors of the broadly diversified Florida Portfolio were hospital bonds (12.4%), multi-family housing bonds (10.6%) and pre-refunded bonds (10%). The Portfolio continues to follow a prudent investment management strategy that has an emphasis on high-quality issues, good call protection and broad sector diversification. We believe our strategy should continue to provide investors with a competitive income stream, while at the same time helping to minimize the fluctuation of the Portfolio's NAV when the market is volatile.

Municipal Bond Market Update and Outlook

Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, the municipal bond market's better relative performance can be attributed primarily to higher demand and modest supply. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. This increased demand combined with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

Going forward, we expect the municipal bond market should benefit from a comfortably low annual inflation rate and municipalities that continue to issue new debt sparingly. In our view, competitive pressures in the global economy and changing demographics should further help to keep inflation in check. (Labor costs constitute roughly two-thirds of the total cost of all finished goods.) In addition, the Federal Reserve seems content with the current level of interest rates because economic growth is not overly robust. For these reasons, we maintain a positive outlook on the market for the balance of 1996.

Proposed Reorganization of Florida
Limited Term Portfolio

On September 4, 1996, the Board of Trustees of Smith Barney Muni Funds approved a proposal to merge the Florida Limited Term Portfolio into the Florida Portfolio.

In connection with the proposed reorganization of the Florida Limited Term Portfolio, enclosed is a Prospectus/Proxy Statement which we ask that you take the time to read carefully. In that regard, we also ask that you complete, sign and return the enclosed Proxy card as soon as possible.

In closing, thank you for investing in the Smith Barney Muni Funds - Florida Limited Term and Florida Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                       /s/ Peter M. Coffey

Heath B. McLendon                           Peter M. Coffey
Chairman and                                Vice President
Chief Executive Officer

October 11, 1996

--------------------------------------------------------------------------------
Announcing a New Systematic Investment Program Monthly Minimum

If you are a shareholder purchasing shares of the Florida Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum initial investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. However, please note that participating in the Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Florida Limited Term Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                          --------------------
                          Beginning     End of         Income       Total(1)
Period Ended              of Period     Period        Dividends    Returns(1)
================================================================================
9/30/96                    $6.71          $6.69          $0.17        2.24%+
--------------------------------------------------------------------------------
3/31/96                     6.56           6.71           0.33        7.35
--------------------------------------------------------------------------------
3/31/95                     6.44           6.56           0.33        7.17
--------------------------------------------------------------------------------
Inception* - 3/31/94        6.50           6.44           0.24        2.74+
================================================================================
Total                                                    $1.07
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                          --------------------
                          Beginning     End of         Income       Total(1)
Period Ended              of Period     Period        Dividends    Returns(1)
================================================================================
9/30/96                     $6.70       $6.68          $0.16        2.15%+
--------------------------------------------------------------------------------
3/31/96                      6.55        6.70           0.31        7.17
--------------------------------------------------------------------------------
3/31/95                      6.43        6.55           0.31        6.84
--------------------------------------------------------------------------------
Inception* - 3/31/94         6.51        6.43           0.23        2.17+
================================================================================
Total                                                  $1.01
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                         Florida Limited Term Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                      Without Sales Charge(1)
                                                      -----------------------
                                                       Class A       Class C
================================================================================
Six Months Ended 9/30/96+                                 2.24%        2.15%
--------------------------------------------------------------------------------
Year Ended 9/30/96                                        4.41         4.22
--------------------------------------------------------------------------------
Inception* through 9/30/96                                5.68         5.36
================================================================================

                                                        With Sales Charge(2)
                                                      -----------------------
                                                       Class A       Class C
================================================================================
Six Months Ended 9/30/96+                                 0.15%        1.15%
--------------------------------------------------------------------------------
Year Ended 9/30/96                                        2.28         3.22
--------------------------------------------------------------------------------
Inception* through 9/30/96                                5.07         5.36
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/96)                           20.85%
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/96)                           19.49
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A and C shares are April 27, 1993 and May 4, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

[The following information was depicted as a line graph in the printed material]

               Growth of $10,000 Invested in Class A Shares of the
                       Florida Limited Term Portfolio vs.
                    Lehman 10 Year General Obligation Index+
--------------------------------------------------------------------------------
                          April 1993 -- September 1996

                       Florida Limited   Lehman Long Bond Index
               4/27/93       9800                  10000
               3/94         10073                  10265
               3/95         10780                  11032
               3/96         11573                  12012
               9/96         11833                  12291

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 27, 1993, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1996. The Lehman 10 Year General Obligation Index is a broad based, total return index, comprised of all investment grade fixed rate, long term maturities (9-12 years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                                Florida Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income   Capital Gain   Total(1)
Period Ended           of Period    Period    Dividends Distributions Returns(1)
================================================================================
9/30/96                 $13.24      $13.29       $0.37      $0.00       3.24%+
--------------------------------------------------------------------------------
3/31/96                  12.89       13.24        0.74       0.00       8.65
--------------------------------------------------------------------------------
3/31/95                  12.82       12.89        0.76       0.00       6.77
--------------------------------------------------------------------------------
3/31/94                  13.21       12.82        0.77       0.00       2.75
--------------------------------------------------------------------------------
3/31/93                  12.32       13.21        0.80       0.01       14.21
--------------------------------------------------------------------------------
Inception* - 3/31/92     12.00       12.32        0.70       0.00       8.70+
================================================================================
Total                                            $4.14      $0.01
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income   Capital Gain   Total(1)
Period Ended           of Period    Period    Dividends Distributions Returns(1)
================================================================================
9/30/96                 $13.23      $13.28       $0.34      $0.00       3.02%+
--------------------------------------------------------------------------------
3/31/96                  12.89       13.23        0.69       0.00       8.09
--------------------------------------------------------------------------------
Inception* - 3/31/95     11.91       12.89        0.29       0.00      10.77+
================================================================================
Total                                            $1.32      $0.00
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income   Capital Gain   Total(1)
Period Ended           of Period    Period    Dividends Distributions Returns(1)
================================================================================
9/30/96                 $13.22      $13.27       $0.34      $0.00       2.99%+
--------------------------------------------------------------------------------
3/31/96                  12.89       13.22        0.68       0.00       7.96
--------------------------------------------------------------------------------
3/31/95                  12.81       12.89        0.67       0.00       6.12
--------------------------------------------------------------------------------
3/31/94                  13.20       12.81        0.68       0.00       2.05
--------------------------------------------------------------------------------
Inception* - 3/31/93     12.86       13.20        0.18       0.00       4.05+
================================================================================
Total                                            $2.55      $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                                Florida Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income   Capital Gain   Total(1)
Period Ended           of Period    Period    Dividends Distributions Returns(1)
================================================================================
Inception* - 9/30/96     $13.34       $13.29      $0.13      $0.00     0.58%+
================================================================================

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
                                     -------------------------------------------
                                     Class A     Class B    Class C     Class Y
================================================================================
Six Months Ended 9/30/96+              3.24%      3.02%       2.99%       N/A
--------------------------------------------------------------------------------
Year Ended 9/30/96                     6.62       6.16        5.95        N/A
--------------------------------------------------------------------------------
Five Years Ended 9/30/96               7.75       N/A         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 9/30/96             8.00       7.36        4.95        0.58%+
================================================================================

                                                 With Sales Charge(2)
                                     -------------------------------------------
                                     Class A     Class B    Class C     Class Y
================================================================================
Six Months Ended 9/30/96+             (0.88)%    (1.48)%      1.99%       N/A
--------------------------------------------------------------------------------
Year Ended 9/30/96                     2.35       1.66        4.95        N/A
--------------------------------------------------------------------------------
Five Years Ended 9/30/96               6.88       N/A         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 9/30/96             7.21       5.34        4.95        0.58%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
================================================================================

Class A (Inception* through 9/30/96)                    52.75%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/96)                    14.23
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/96)                    19.80
--------------------------------------------------------------------------------
Class Y (Inception* through 9/30/96)                    0.58+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are April 2, 1991, November 16, 1994, January 5, 1993 and August 5, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

[The following information was depicted as a line graph in the printed material]

                 Growth of $10,000 Invested in Class A Shares of
                            the Florida Portfolio vs.
                             Lehman Long Bond Index+
--------------------------------------------------------------------------------
                          April 1991 -- September 1996

                             Florida     Lehman Long Bond Index
                    4/2/91     9600               10000
                    3/92      10410               11139
                    3/93      11857               12768
                    3/94      12156               12915
                    3/95      12961               14081
                    3/96      14084               15153
                    9/96      14540               15808

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1996. The Lehman Long Bond Index is a broad based, total return index, comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty two years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                         September 30, 1996
--------------------------------------------------------------------------------

                         FLORIDA LIMITED TERM PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Education -- 4.6%
     $ 600,000    AAA        Hillsborough County School Board COP, MBIA-Insured,
                                5.500% due 7/1/04                                               $  622,500
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 28.7%
       500,000    AAA        Alachua County Health Facilities Revenue Refunding,
                                Santa Fe Healthcare Facilities, 6.000% due 11/15/09                511,250
       545,000    AAA        Altamonte Springs Health Facility Authority Hospital Revenue,
                                Adventist Health System, 13.000% due 10/1/01                       660,811
       290,000    AAA        Cape Coral Health Facility Authority Hospital Revenue,
                                8.125% due 11/1/08                                                 329,150
       400,000    AAA        Escambia County HFA, Multi-Family Housing Revenue,
                                Genesis Health, Series A, zero coupon due 4/15/01                  314,500
                             Jacksonville Health Facilities Authority Revenue:
       155,000    AAA          Hospital Holmes Regulated Medical Center Project,
                                 9.125% due 1/1/03                                                 173,600
       200,000    AAA          St. Vincents Medical Center, Inc., 9.125% due 1/1/03                225,000
       140,000    AAA        Loxahatchee River Environmental Control Sewer Revenue,
                                7.750% due 10/1/13                                                 160,650
       570,000    AAA        Orange County Health Facility Authority Revenue,
                                Southern Adventist Hospital, 8.750% due 10/1/09                    693,262
       395,000    AAA        Palm Beach County Health Facility Authority Revenue,
                                John F. Kennedy Memorial Hospital, Inc.,
                                9.500% due 8/1/13                                                  512,019
       270,000    AAA        Virgin Islands Territory GO, 8.000% due 3/1/98                        284,513
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,864,755
-----------------------------------------------------------------------------------------------------------
General Obligation -- 3.7%
       475,000    A-         Guam Government Limited Obligation Revenue, Series A,
                                LOC Fuji Bank, 7.000% due 11/15/04                                 499,344
-----------------------------------------------------------------------------------------------------------
Hospital -- 20.4%
       685,000    Baa*       Bay County Hospital Systems Revenue Refunding,
                                (Bay Medical Center Project), 6.875% due 10/1/99                   708,119
       600,000    BBB+       Collier County Health Facilities Authority Revenue Refunding,
                                (The Moorings Inc. Project), 6.125% due 12/1/06                    612,750
       400,000    Baa1*      Jacksonville Health Facilities Authority Development
                                Revenue, National Benevolent Association Cypress
                               Village Program, 6.000% due 12/1/04                                 407,000
       500,000    A+         Palm Beach County Health Facilities Authority Revenue,
                                Good Samaritan Health Systems, 5.700% due 10/1/02                  516,250
       500,000    AA         Volusia County Health Facilities Authority Revenue,
                                John Knox Village, Series A, 5.600% due 6/1/06                     505,625
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,749,744
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                         FLORIDA LIMITED TERM PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Housing: Multi-Family -- 2.2%
     $ 300,000    Aaa*       Escambia County, HFA Multi-Family Housing Refunding,
                                (Meadow Run Project), LOC Federal Home Loan Bank
                                of Atlanta, 5.500% due 5/1/10 mandatory tender 5/1/03           $  303,750
-----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 9.0%
       500,000    Aaa*       Brevard County, HFA Single-Family Mortgage,
                                Series B, 5.700% due 9/1/05(b)                                     503,750
       110,000    AAA        Duval County HFA, Single-Family Mortgage Revenue, Mortgage
                                Backed Securities Program, GNMA-Collateralized,
                               8.000% due 6/1/00(b)                                                113,025
       175,000    Aaa*       Escambia County HFA, Single-Family Mortgage Revenue,
                                Multi-County Program, Series A, 6.150%, due 4/1/00(b)              178,281
       410,000    Aaa*       Orange County HFA, Single-Family Mortgage Revenue,
                                Mortgage Backed Securities Program,
                                GNMA/FNMA-Collateralized, 6.100% due 10/1/05(b)                    425,888
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,220,944
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 3.2%
       400,000    AAA        Osceola County IDA, Community Provider Pooled
                                Loan Program, Series A, CGIC-Insured, 7.500% due 7/1/02            426,500
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 17.6%
       515,000    A          Broward County Resource Recovery Revenue, Broward
                                Waste Energy-LP North, 7.950% due 12/1/08                          567,144
       500,000    BBB+       Nassau County, Pollution Control, Ref-ITT
                                Rayonier Inc., 6.100% due 6/1/05                                   516,250
       640,000    AAA        Palm Beach County Solid Waste Authority, MBIA-Insured,
                                10.000% due 12/1/04(a)                                             783,200
       500,000    AAA        Pinellas County, Resource Recovery
                                MBIA-Insured, 5.100%, due 10/1/03(b)                               501,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,367,844
-----------------------------------------------------------------------------------------------------------
Short-Term(c) -- 4.5%
       600,000    VMIG 1*    Pinellas County Health Facilities Authority Revenue,
                                Pooled Hospital, 5.000% due 12/1/15                                600,000
-----------------------------------------------------------------------------------------------------------
Tax Allocation -- 3.8%
       500,000    AAA        Orange County Tourist Development Tax Revenue Refunding,
                                Series A, MBIA-Insured, 5.400% due 10/1/04                         517,500
-----------------------------------------------------------------------------------------------------------
Transportation -- 2.3%
       300,000    NR         Sanford Airport Authority, IDR, (FL Terminal Inc.
                                Project), Series A, 7.500% due 5/1/06(b)                           304,500
-----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $13,109,891**)                                           $13,477,381
===========================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Education -- 3.9%
    $1,250,000      NR       North Miami Educational Facilities Revenue,
                                (Johnson & Wales University Project),
                                Series A, 6.100% due 4/1/13                                     $1,276,562
     1,510,000      Baa*     Palm Bay Lease Revenue Refunding, Education and
                                Research, Series A, 6.850% due 9/1/13                            1,538,312
       430,000      AA-      Pensacola Junior College Foundation, Education Facility
                                Revenue, LOC Bank of Tokyo, 7.125% due 7/1/09                      480,524
                             Volusia County Educational Facilities Authority Revenue,
                                Embry Riddle Aeronautical University:
       500,000      AAA          CONNIE LEE-Insured, 6.500% due 10/15/15                           530,000
     2,875,000      Baa*         Series A, 6.125% due 10/15/16                                   2,910,937
-----------------------------------------------------------------------------------------------------------
                                                                                                 6,736,335
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 5.3%
       640,000      BBB+     Alachua County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project),
                                6.050% due 11/15/16                                                644,000
                             Bradford County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project):
       860,000      BBB+         6.000% due 11/15/09                                               869,675
     1,000,000      BBB+         6.050% due 11/15/16                                             1,017,500
     3,000,000      AAA      Escambia County HFA, Multi-Family Housing Revenue,
                                Genesis Healthcare, FGIC-Insured, Principal
                                Custodial Receipts, zero coupon due 10/1/518                       802,500
       250,000      NR       Florida State Community Service Suburban Utilities,
                                8.125% due 10/1/98                                                 261,875
     1,500,000      AAA      Gainsville Utility System Revenue,
                                8.125% due 10/1/14                                               1,876,875
       320,000      AAA      Jacksonville Health Facilities Authority Hospital Revenue,
                                (Methodist Hospital Project), 10.000% due 10/1/97                  333,427
       100,000      AAA      Lee County Justice Center, MBIA-Insured,
                                11.125% due 1/1/11                                                 141,500
       650,000      AAA      Palm Beach County HFA, (John F. Kennedy Memorial
                                Hospital Inc. Project), Series C, 9.500% due 8/1/13                842,563
     2,000,000      AAA      Port Everglades Authority Port Improvement,
                                7.125% due 11/1/16                                               2,322,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 9,112,415
-----------------------------------------------------------------------------------------------------------
Finance -- 1.2%
       485,000      AA       Florida State Board of Education Capital Outlay
                                Refunding, Series A, 7.250% due 6/1/23(d)                          533,500
-----------------------------------------------------------------------------------------------------------
       500,000      AAA      Gulf Breeze Local Government Revenue, FGIC-Insured,
                                7.750% due 12/1/15                                                 557,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Finance -- 1.2% (continued)
$  1,000,000        AA       St. Lucie County Special Assessment, South Hutchinson
                                Island, Asset Guaranteed, 6.200% due 11/1/25                    $1,028,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,119,750
-----------------------------------------------------------------------------------------------------------
General Obligation -- 2.9%
       500,000      NR       Brevard County Tourist Development Tax Revenue,
                                4th Century Marlins Spring, 6.875% due 3/1/13                      516,250
                             Commonwealth of Puerto Rico GO:
     2,000,000      A          5.400% due 7/1/25                                                 1,882,500
     1,000,000      AAA        MBIA-Insured, Series A, 6.250% due 7/1/13                         1,075,000
     1,000,000      AA       Florida State Broward County, Series 1984,
                                10.000% due 7/1/14                                               1,486,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,960,000
-----------------------------------------------------------------------------------------------------------
Government Facilities -- 0.5%
       750,000      AAA      Florida State Department of Corrections COP, Okeechobee
                                Correctional, AMBAC-Insured, 6.250% due 3/1/15                     790,313
-----------------------------------------------------------------------------------------------------------
Hospital -- 12.4%
     1,500,000      BBB      Bay County Hospital Revenue, (Bay County Medical
                                Center Project), 8.000% due 10/1/12                              1,680,000
       500,000      AAA      Dade County Health Facilities Authority, Hospital
                                Revenue, (North Shore Medical Center Project),
                                AMBAC-Insured, 6.500% due 8/15/15                                  532,500
     1,750,000      BBB+     Escambia County Health and Education Financing
                                Authority, (Baptist Hospital & Manor Project),
                                6.750% due 10/1/14                                               1,800,313
                             Jacksonville Health Facilities Authority Hospital Revenue:
                                National Benevolent Association, Cypress Hill
                                  Village Program:
       750,000      Baa1*          6.400% due 12/1/16                                              751,875
       310,000      AAA            6.400% due 12/1/16                                              328,600
     1,000,000      Baa1*          6.250% due 12/1/26                                              983,750
     2,000,000      AA+         St. Luke's Hospital, FHA-Insured, 7.125% due 11/15/20            2,175,000
                             Lee County Hospital Board of Directors, Hospital Revenue
                                Bonds, (Lee Memorial Hospital Project):
     1,000,000      AAA          CONNIE-LEE Insured, INFLOS 91 Series A,
                                     9.570% due 4/1/20(e)                                        1,115,000
     2,000,000      AAA          MBIA-Insured, Linked SAVRS & RIBS,
                                    6.350% due 3/26/20(e)                                        2,082,500
     1,500,000      Aa3*     North Miami Catholic Health, 6.000% due 8/15/24                     1,485,000
                             Orange County Health Facilities Authority
                               Hospital Revenue Bonds:
     1,500,000      AAA          Adventist Health Systems, CGIC-Insured,
                                  FLAIRS, 7.100% due 11/15/07(e)                                 1,550,625


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Hospital -- 12.4% (continued)
    $2,000,000      AAA          MBIA-Insured, 6.416% due 10/29/21                              $2,095,000
     1,000,000      AAA          Series 1991B, Adventist Health Systems/Sunbelt Inc.,
                                    CGIC-Insured, 6.750% due 11/15/21                            1,080,000
       920,000      BBB-     Pinellas County Health Facilities Authority, Sun Coast
                                Health System Revenue, Sun Coast Hospital
                                Guaranteed, Series A, 8.500% due 3/1/20(d)                         984,400
     1,000,000      AAA      South Broward Hospital District Revenue Bonds, Series
                                1991C, AMBAC-Insured, 8.700% due 5/13/21(e)                      1,192,500
     1,620,000      AAA      Volusia County Florida Health Facilities, AMBAC-Insured,
                                5.500% due 11/15/26                                              1,565,325
-----------------------------------------------------------------------------------------------------------
                                                                                                21,402,388
-----------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 10.6%
                             Broward County HFA Multi-Family Housing Revenue:
       900,000      AAA        Boardwalk Apartments, FNMA-Collateralized,
                                  6.200% due 8/1/16                                                911,250
       900,000      AAA        Tamarc Pointe, GNMA-Collateralized, 6.250% due 7/1/26               907,875
     1,000,000      A+         Waterford Park Project, Series 1991, Policy of Indemnity
                                  Commercial Union Assurance Co. PLC, Reinsured by
                                  Trygg-Hansa Insurance Co. of Sweden,
                                  7.200% mandatory tendor 5/1/02                                 1,040,000
     2,355,000      AAA      Dade County IDR Susanna Wesley Health, FHA-Insured,
                                6.625% due 7/1/30                                                2,460,975
       395,000      AAA      Clearwater Multi-Family Housing Revenue, (Drew Gardens
                                Project), Series A, FHA-Insured, 6.500% due 10/1/25                402,900
                             Florida Housing Finance Agency:
     1,085,000      AAA        Antique Club Apartments, Series A-1, AMBAC-Insured,
                                  6.750% due 8/1/14(b)                                           1,128,400
     3,000,000      A          Multi-Family Housing, Sr. Lien, Series I-1,
                                  6.625% due 7/1/28(b)                                           3,018,750
     3,000,000      AAA        Stoddert Arms Apartments, Series O, AMBAC-Insured,
                                  6.300% due 9/1/36(b)                                           3,018,750
     1,000,000      BBB+       The Vinyards Project, Series H, 6.500% due 11/1/25                  993,750
     1,000,000      AAA        Turtle Creek Apartments, Series C-1, AMBAC-Insured,
                                  6.200% due 5/1/36(b)                                           1,001,250
     1,000,000      AAA      Oceanside Housing Development Corp., Multi-Family
                                Housing and Funding, FHA-Insured, 6.875% due 2/1/20              1,043,750
     1,095,000      AAA      Southwest Housing Development Corp., Multi-Family
                                Housing Revenue Refunding, FHA-Insured,
                                6.875% due 2/1/20                                                1,134,694
     1,000,000      AAA      Tampa Revenue Allegany Health State, MBIA-Insured,
                                6.700% due 12/1/18                                               1,111,250
-----------------------------------------------------------------------------------------------------------
                                                                                                18,173,594
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Housing: Single-Family -- 10.2%
                             Brevard County Housing Finance Authority, Single-Family
                                Mortgage Revenue:
    $  750,000      Aaa*         6.600% due 9/1/16(b)                                           $  763,125
     1,000,000      Aaa*         6.400% due 9/1/23(b)                                            1,020,000
                             Broward County HFA Revenue Home Mortgage:
     1,000,000      Aaa*       GNMA/FNMA-Collateralized, 6.650% due 8/1/21(b)                    1,035,000
     1,035,000      Aa*        Zero coupon due 4/1/14                                              172,069
        40,000      Aaa*     Clay County HFA Single-Family Mortgage Revenue,
                                Series 89A, Investment Agreement with AIG,
                                GNMA-Collateralized, 8.000% due 12/1/12(b)                          42,050
                             Dade County HFA Single-Family Mortgage Revenue:
       355,000      Aaa*       Series 91B, GNMA/FNMA-Collateralized,
                                  7.250% due 9/1/23(b)                                             371,419
        35,000      Aaa*       Series 91E, GNMA-Collateralized, 7.000% due 3/1/24                   36,356
     1,500,000      AAA        GNMA/FNMA-Collateralized, 6.700% due 4/1/28 (b)                   1,548,750
                             Duval County HFA:
       735,000      Aaa*       Single-Family Housing Revenue, 6.700% due 10/1/26(b)                764,400
       405,000      AAA        Single-Family Mortgage Revenue, GNMA-Collateralized,
                                  8.500% due 9/1/19(b)                                             423,731
                             Escambia County HFA Single-Family Mortgage Revenue:
       255,000      Aaa*       GNMA-Collateralized, Series 90A, 7.800% due 4/1/22(b)               269,663
       635,000      AA         Residential Mortgage Series 1, GEMICO Mortgage
                                  Insurance, zero coupon due 11/1/12(e)                            125,413
                             Florida Housing Finance Agency:
       500,000      AA         Homeowner Mortgage, Series 2, 6.350% due 7/1/28(b)                  509,375
       155,000      Aaa*       Home Ownership Revenue, GNMA-Collateralized,
                                  7.800% due 9/1/10(d)                                             164,106
     1,500,000      AAA        Mariner Club Apartments, 6.375% due 9/1/36                        1,503,750
     1,380,000      AAA        Single Family Mortgage, Series B, 6.650% due 7/1/26               1,417,950
       415,000      Aaa*     Hillsborough County HFA Single-Family Mortgage Revenue,
                                Series A5, GNMA-Collateralized, 7.700% due 4/1/23(b)               436,788
     1,000,000      AAA      Leon County HFA Single-Family Mortgage Revenue, Series B,
                               GNMA/FHLMC-Collateralized, 7.300% due 1/1/28(b)                   1,067,500
                             Orange County Housing Finance Authority,
                                Single-Family Mortgage Revenue, GNMA/FNMA
                                 Mortgage Backed Securities Program:
     1,250,000      AAA            6.750% due 10/1/18(b)                                         1,295,313
     1,500,000      AAA            Series A, 6.300% due 4/1/28(b)                                1,522,500
       465,000      Aaa*     Palm Beach HFA Single-Family Mortgage Revenue Bonds,
                                Series 1991 A, GNMA-Collateralized, 7.875% due 4/1/23(b)           467,906
     1,600,000      Aaa*     Pinnellas County HFA Single-Family Mortgage Revenue,
                                GNMA/FNMA-Collateralized, 6.550% due 8/1/24(b)                   1,642,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Housing: Single-Family -- 10.2% (continued)
    $1,000,000      Aaa*     Virgin Islands HFA Single-Family Mortgage,
                                GNMA-Collateralized, 6.500% due 3/1/25                         $ 1,017,500
-----------------------------------------------------------------------------------------------------------
                                                                                                17,616,664
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 4.0%
     2,225,000      NR       Homestead IDR, Community Rehabilitation Providers
                                Program, Series A, 7.950% due 11/1/18                            2,247,250
     1,500,000      BBB-     Martin County IDA, Indiantown, (Cogeneration Project),
                                7.875% due 12/15/25(b)                                           1,698,750
       500,000      NR       Northern Palm Beach County Water Control District, Unit
                                Development No. 31, Program 1, 6.750% due 11/1/07                  509,375
       799,000      AAA      Osceola County IDA, Revenue Community Provider
                                Pooled Loan Program, FSA-Insured, Series A,
                                7.750% due 7/1/10                                                  845,941
                             Tampa Sports Authority Revenue, Tampa Bay Arena Project,
                                MBIA-Insured:
       500,000      AAA          6.050% due 10/1/20                                                530,625
     1,000,000      AAA          6.100% due 10/1/26                                              1,068,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 6,900,691
-----------------------------------------------------------------------------------------------------------
Miscellaneous -- 7.2%
     1,000,000      AAA      Dade County Aviation Facilities Revenue, Series B,
                                MBIA-Insured, 6.600% due 10/1/22(b)                              1,068,750
     4,000,000      NR       Dade County IDR, (Miami Cerebral Palsy Services Project),
                                8.000% due 6/1/22                                                4,090,000
     5,000,000      AAA      Dade County Special Obligation, AMBAC-Insured,
                                zero coupon due 10/1/16                                          1,518,750
       500,000      BB       Hillsborough County Aviation Authority, Special Purpose,
                                (Delta Airlines Project), 6.800% due 1/1/24                        515,625
     1,200,000      AAA      North Springs Improvement District, MBIA-Insured,
                                7.000% due 10/1/09                                               1,395,000
     1,200,000      Baa*     Puerto Rico Housing Bank & Finance Agency,
                                7.500% due 12/1/06                                               1,365,000
     1,745,000      BBB      Tampa Capital Improvement Program, Series B,
                                8.375% due 10/1/18                                               1,845,338
       500,000      NR       Tampa Revenue (Florida Aquaruim Inc. Project),
                                7.750% due 5/1/27                                                  543,125
-----------------------------------------------------------------------------------------------------------
                                                                                                12,341,588
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Nursing Home -- 1.2%
    $1,000,000      A1*      Broward County Health Facilities Authority Revenue
                                Refunding, County Nursing Home, LOC Allied Irish
                                Banks Ltd., 7.500% due 8/15/20(d)                               $1,080,000
     1,000,000      AA       Volusia County Health Facilities, (John Knox Projects),
                                6.000% due 6/1/17                                                1,021,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,101,250
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 7.9%
     1,980,000      A        Broward County Resource Recovery Revenue,
                                (Broward Waste Energy North Project),
                                7.950% due 12/1/08(d)                                            2,180,475
     2,000,000      A+       Citrus County PCR, Florida Power Corp.,
                                (Crystal River Project), 6.625% due 1/1/27                       2,122,500
                             Escambia County PCR, (Champion International
                                Corp. Project):
       500,000      BBB          6.950% due 11/1/07                                                531,250
     3,500,000      BBB          6.900% due 8/1/22(b)                                            3,675,000
       705,000      AAA      Lee County Solid Waste, MBIA-Insured,
                                7.000% due 10/1/11(b)                                              777,263
     1,000,000      A+       Pinellas County PCR, Florida Power Corp.,
                                (Anclote & Bartlow Plants Project), 7.200% due 12/1/14           1,091,250
     1,390,000      Baa3*    Putnam County Development Authority PCR, Georgia Pacific
                                Corp. 1984, 7.000% due 12/1/05                                   1,530,738
     1,500,000      AA-      St. Lucie County Solid Waste Disposal Revenue,
                                (Florida Power & Light Co. Project), 7.150% due 2/1/23(b)        1,603,125
-----------------------------------------------------------------------------------------------------------
                                                                                                13,511,601
-----------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 10.0%
                             Alachua County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project):
       195,000      BBB+         Call 11/15/00 @ 102, 6.875% due 11/15/02                          212,794
     1,000,000      BBB+         Call 11/15/00 @ 102, 7.600% due 11/15/13                        1,132,500
     1,000,000      AAA      Broward County School Board COP, Series 90A,
                                MBIA-Insured, (Call 7/1/00 @) 102), 7.125% due 7/1/10            1,106,250
     1,750,000      AAA      Charlotte County Hospital Revenue, Bon Secours Health,
                                St. Joseph's, Series 88 A, (Call 8/15/98 @ 102),
                                8.250% due 8/15/18                                               1,907,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Pre-Refunded(f) -- 10.0% (continued)
    $1,060,000      AAA      Dunedin Hospital Revenue, Mease Health Care,
                                MBIA-Insured, (Call 11/15/01 @ 102),
                                6.750% due 11/15/11                                            $ 1,179,250
     1,365,000      AAA      Edgewater Water & Sewer Authority, MBIA-Insured,
                                (Call 10/1/01 @ 102), 7.000% due 10/1/21                         1,532,213
       515,000      AAA      Florida State Board of Education Capital Outlay Refunding,
                                Series A, (Call 6/1/00 @ 102), 7.250% due 6/1/23                   571,006
     1,105,000      AAA      Florida State Pollution Control, Series X,
                                (Call 7/1/01 @ 101), 6.400% due 7/1/09                           1,197,544
     1,000,000      AAA      Florida State Turnpike Authority Revenue, AMBAC-Insured,
                                Series A (Call 7/1/01 @ 102), 7.200% due 7/1/11                  1,126,250
     1,050,000      AAA      Fort Pierce Utilities Authority Revenue Refunding,
                                AMBAC-Insured, (Call 10/1/01 @ 102),
                                6.500% due 10/1/16                                               1,155,000
       820,000      A        Hillsborough County (County Center Project), Second Series,
                                (Call 7/1/02 @ 102), 6.750% due 7/1/22                             912,250
       190,000      BBB+     Hillsborough County Utilities Revenue, Refunding and
                                Improvement, (Call 8/1/01 @ 102), 7.000% due 8/1/14                212,088
     1,000,000      AAA      Lee County Capital Improvement & Transportation Facilities
                                Revenue Bonds, Series 1991, MBIA-Insured,
                                (Call 10/1/00 @ 102), 6.500% due 10/1/21                         1,088,750
     1,000,000      AAA      Miami Sports & Exhibition Authority Special Obligation
                                Refunding, FGIC-Insured, (Call 4/1/00 @ 102),
                                7.200% due 10/1/20                                               1,103,750
       835,000      AAA      Pinellas County Health Facilities Authority, Sun Coast
                                Health System Revenue, Sun Coast Hospital
                                Guaranteed, Series A, (Call 3/1/00 @ 102),
                                8.500% due 3/2/20                                                  951,900
     1,500,000      AAA      Port of Orange Water & Sewer Revenue, AMBAC-Insured,
                                (Call 4/1/01 @ 24.4), zero coupon due 10/1/21                      296,250
     1,000,000      AAA      St. Lucie County Sales Tax Revenue, FGIC-Insured,
                                (Call 10/1/02 @ 102), 6.500% due 10/1/22                         1,108,750
       445,000      AAA      Volusia County Airport System Revenue, Daytona Beach
                                Regional Airport, MBIA-Insured, (Call 10/1/00 @ 102),
                                7.000% due 10/1/21(b)                                              490,056
-----------------------------------------------------------------------------------------------------------
                                                                                                17,284,101
-----------------------------------------------------------------------------------------------------------
Public Facilities -- 3.0%
     3,000,000      AAA      Broward County Sports Facilities Civic Center,
                                MBIA-Insured, 5.625% due 9/1/28                                  2,958,750
     1,000,000      Baa*     Miami Beach Redevelopment Tax Increment Revenue,
                                6.350% due 12/1/22                                               1,005,000
     1,185,000      A        Puerto Rico Public Buildings Authority Revenue, Series L,
                                5.500% due 7/1/21                                                1,143,525
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,107,275
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Short-Term(c) -- 0.5%
     $ 400,000    VMIG 1*    Dade County IDR, Florida Power & Light Revenue,
                                3.750% due 6/1/21                                               $  400,000
       100,000    VMIG 1*    Pinellas County Health Facilities Authority Revenue,
                                3.875% due 12/1/15                                                 100,000
       300,000    VMIG 1*    St. Lucie County, PCR, Power & Light Project,
                                5.000% due 3/1/27                                                  300,000
-----------------------------------------------------------------------------------------------------------
                                                                                                   800,000
-----------------------------------------------------------------------------------------------------------
Transportation -- 9.4%
     1,250,000      Aa*      Dade County Aviation Facilities Revenue Bonds,
                                Series U, 6.750% due 10/1/06(b)                                  1,312,500
     1,500,000      AAA      Dade County Seaport GO, MBIA-Insured,
                                5.125% due 10/1/21                                               1,398,750
                             Guam Airport Authority Revenue:
       750,000      BBB        Series A, 6.500% due 10/1/23                                        761,250
     1,000,000      BBB        Series B, 6.600% due 10/1/10(b)                                   1,025,000
     1,000,000      AAA      Hillsborough County Tampa International Airport,
                                FGIC-Insured, 6.000% due 10/1/23                                 1,025,000
     1,500,000      Aa1*     Ocean Highway and Port Authority, Nassau County,
                                Adjustable Demand Revenue Bonds, Series 1990,
                                LOC ABN AMRO Bank NV, 6.250% mandatory
                                tender 12/1/02(b)                                                1,601,250
                             Puerto Rico Commonwealth Highway & Transportation
                                Authority Revenue, Series Y:
     2,000,000      A            5.500% due 7/1/15                                               1,957,500
     3,000,000      A            5.000% due 7/1/36                                               2,621,250
                             Sanford, Airport Authority Industrial Development Revenue,
                                Project A:
     1,000,000      NR           7.500% due 5/1/15(b)                                              987,500
     2,000,000      NR           7.750% due 5/1/21(b)                                            1,985,000
     1,355,000      AAA      Volusia County Airport System Revenue, Daytona Beach
                                Regional Airport, MBIA-Insured, 7.000% due 10/1/21(b)            1,463,400
-----------------------------------------------------------------------------------------------------------
                                                                                                16,138,400
-----------------------------------------------------------------------------------------------------------
Utilities -- 6.4%
     1,000,000      AAA      Atlantic Beach Utilities Systems Revenue, MBIA-Insured
                                5.500% due 10/1/25                                                 977,500
     3,000,000      AAA      Escambia County Utility System Authority Revenue Bonds,
                                FGIC-Insured, Series B, 6.250% due 1/1/15                        3,251,250
     2,000,000      AA       Gainsville Utility System Revenue, 5.200% due 10/1/22               1,885,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                                FLORIDA PORTFOLIO

   FACE
  AMOUNT          RATING                            SECURITY                                      VALUE
===========================================================================================================
Utilities -- 6.4%  (continued)
    $1,350,000      BBB      Guam Power Authority Revenue, Series A,
                                6.750% due 10/1/24                                             $ 1,402,312
       930,000      BBB+     Hillsborough County Utilities Revenue, Refunding and
                                Improvement, 7.000% due 8/1/14                                     997,424
     1,265,000      AA       Jacksonville Electric Authority Revenue Refunding,
                                St. John's River Power Park Services Refunding,
                                Issue 2-Series 5, 6.900% due 10/1/13                             1,361,455
     1,000,000      AAA      Lakeland Electric & Water Revenue, FGIC-Insured,
                                6.000% due 10/1/14                                               1,068,750
-----------------------------------------------------------------------------------------------------------
                                                                                                10,943,691
-----------------------------------------------------------------------------------------------------------
 Water & Sewer -- 3.4%
     1,000,000      AAA      Coral Springs Improvement District, Broward County
                                Water and Sewer Refunding, Series 92,
                                MBIA-Insured, 6.000% due 6/1/10                                  1,061,250
     1,500,000      AAA      Escambia County Water and Sewer District IV Revenue,
                                7.300% due 1/1/08(f)                                             1,676,250
     1,000,000      AAA      Miramar Wastewater Improvement Authority,
                                FGIC-Insured, 6.750% due 10/1/16                                 1,097,500
     2,000,000      AAA      Seminole County Water & Sewer Refunding &
                                Improvement, MBIA-Insured, 6.000% due 10/1/12                    2,115,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,950,000
-----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $163,460,794**)                                         $171,990,056
===========================================================================================================

(a) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
(d)  Securities segregated by Custodian for open purchase commitment.
(e) Residual interest bonds - coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.


     See pages 22 and 23 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA"' have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or
           Moody's Investor's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1  -- Moody's highest rating for issues having demand feature --
           variable-rate demand obligation (VRDO).

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AIG       -- American International Guaranty
AMBAC     -- American Municipal Bond Assurance
              Corporation
CGIC      -- Capital Guaranty Insurance Company
CONNIE LEE-- College Construction Loan Insurance
               Association
COP       -- Certificate of Participation
FLAIRS    -- Floating Adjustable Interest Rate
               Securities
FGIC      -- Financial Guaranty Insurance Company
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
FSA       -- Financial Security Assurance
GEMICO    -- General Electric Mortgage Insurance
               Company
GIC       -- Guaranteed Investment Contract
GNMA      -- Government National Mortgage Association
GO        -- General Obligation
HFA       -- Housing Finance Authority
IDA       -- Industrial Development Agency
IDR       -- Industrial Development Revenue
INFLOS    -- Inverse Floaters
LOC       -- Letter of Credit
MBIA      -- Municipal Bond Investors
               Assurance Corporation
PCFA      -- Pollution Control Financing Authority
PCR       -- Pollution Control Revenue
RIBS      -- Residual Interest Bonds
SAVRS     -- Select Auction Variable Rate Securities
VRDD      -- Variable Rate Demand Note
VRWE      -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)          September 30, 1996
--------------------------------------------------------------------------------

                                                                    Florida
                                                                 Limited Term       Florida
                                                                   Portfolio       Portfolio
==============================================================================================
ASSETS:
   Investments, at value (Cost -- $13,109,891 and
     $163,460,794, respectively)                                  $ 13,477,381   $ 171,990,056
   Cash                                                                 91,608          97,287
   Interest receivable                                                 307,816       3,468,600
   Receivable for securities sold                                      130,267       1,392,355
   Receivable for Fund shares sold                                        --           261,890
   Other assets                                                           --           136,710
----------------------------------------------------------------------------------------------
   Total Assets                                                     14,007,072     177,346,898
----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                       --         4,005,579
   Management fees payable                                                --            72,130
   Distribution fees payable                                               905          24,240
   Accrued expenses                                                     47,598          40,776
----------------------------------------------------------------------------------------------
   Total Liabilities                                                    48,503       4,142,725
----------------------------------------------------------------------------------------------
Total Net Assets                                                  $ 13,958,569   $ 173,204,173
==============================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      2,087   $      13,036
   Capital paid in excess of par value                              13,937,275     164,491,066
   Undistributed (overdistributed) net investment income               204,227        (102,043)
   Accumulated net realized gain (loss) on security transactions      (552,510)        272,852
   Net unrealized appreciation of investments                          367,490       8,529,262
----------------------------------------------------------------------------------------------
Total Net Assets                                                  $ 13,958,569   $ 173,204,173
==============================================================================================
Shares Outstanding:
   Class A                                                           1,662,068       8,749,313
   -------------------------------------------------------------------------------------------
   Class B                                                                --         3,664,121
   -------------------------------------------------------------------------------------------
   Class C                                                             425,366         244,362
   -------------------------------------------------------------------------------------------
   Class Y                                                                --           378,419
   -------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (redemption price)                                     $       6.69   $       13.29
   -------------------------------------------------------------------------------------------
   Class B*                                                               --     $       13.28
   -------------------------------------------------------------------------------------------
   Class C**                                                      $       6.68   $       13.27
   -------------------------------------------------------------------------------------------
   Class Y (redemption price)                                             --     $       13.29
   -------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 2.04% and 4.17% of
    net asset value per share, respectively)                      $       6.83   $       13.84
==============================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1996

                                                                  Florida
                                                               Limited Term     Florida
                                                                 Portfolio     Portfolio
=========================================================================================
INVESTMENT INCOME:
   Interest                                                     $   408,439   $ 5,286,619
-----------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                          30,424       419,567
   Distribution fees (Note 4)                                        12,925       250,730
   Audit and legal                                                    8,750        24,247
   Shareholder communications                                         7,500        17,450
   Shareholder and system servicing fees                              6,630        24,473
   Registration fees                                                  5,000        65,291
   Pricing service fees                                               2,130        11,261
   Trustees' fees                                                     1,864         2,174
   Custody                                                              540         4,239
   Other                                                              3,216         4,660
-----------------------------------------------------------------------------------------
   Total Expenses                                                    78,979       824,092
   Less: Management fee waiver (Note 4)                             (30,424)         --
-----------------------------------------------------------------------------------------
   Net Expenses                                                      48,555       824,092
-----------------------------------------------------------------------------------------
Net Investment Income                                               359,884     4,462,527
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE5):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                          3,318,508    47,254,184
     Cost of securities sold                                      3,329,532    46,807,220
-----------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                         (11,024)      446,964
-----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   of Investments:
     Beginning of period                                            419,816     8,239,862
     End of period                                                  367,490     8,529,262
-----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Unrealized Appreciation               (52,326)      289,400
-----------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                                      (63,350)      736,364
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $   296,534   $ 5,198,891
=========================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

Florida Limited Term Portfolio                         September 30       March 31
==================================================================================
OPERATIONS:
   Net investment income                               $    359,884   $    802,514
   Net realized loss                                        (11,024)       (27,159)
   Increase (decrease) in net unrealized appreciation       (52,326)       371,031
----------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   296,534      1,146,386
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                   (338,519)      (726,602)
   Net realized gains                                          --             --
----------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                         (338,519)      (726,602)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                         862,340      1,718,984
   Net asset value of shares issued for reinvestment
     of dividends                                           199,164        399,416
   Cost of shares reacquired                               (445,779)    (7,676,274)
----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                615,725     (5,557,874)
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                           573,740     (5,138,090)
NET ASSETS:
   Beginning of period                                   13,384,829     18,522,919
----------------------------------------------------------------------------------
   End of period*                                      $ 13,958,569   $ 13,384,829
==================================================================================
* Includes undistributed net investment income of:     $    204,227   $    182,862
==================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

Florida Portfolio                                           September 30        March 31
========================================================================================
OPERATIONS:
   Net investment income                                   $   4,462,527   $   7,331,584
   Net realized gain                                             446,964         551,353
   Increase in net unrealized appreciation                       289,400       1,242,266
----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                      5,198,891       9,125,203
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                      (4,609,051)     (7,380,106)
   Net realized gains                                               --           (14,166)
----------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                            (4,609,051)     (7,394,272)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                           15,256,084      28,188,708
   Net asset value of shares issued in connection with
     the transfer of the Smith Barney Florida Municipals
   Fund's net assets (Note 8)                                       --        53,554,309
   Net asset value of shares issued for reinvestment
     of dividends                                              1,812,182       2,718,508
   Cost of shares reacquired                                 (10,858,958)    (32,251,471)
----------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                   6,209,308      52,210,054
----------------------------------------------------------------------------------------
Increase in Net Assets                                         6,799,148      53,940,985
NET ASSETS:
   Beginning of period                                       166,405,025     112,464,040
----------------------------------------------------------------------------------------
   End of period*                                          $ 173,204,173   $ 166,405,025
========================================================================================
* Includes undistributed (overdistributed) net
    investment income of:                                  $    (102,043)  $      44,481
========================================================================================


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Florida Limited Term and Florida Portfolio ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of these Portfolios and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Ohio, Pennsylvania, New York Money Market and California Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $90 and $3,564 for Florida Limited Term and Florida Portfolio, respectively, has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     2. PORTFOLIO CONCENTRATION

     Since each Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Portfolios intend to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the respective Portfolios.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Florida Limited Term and the Florida portfolios pay SBMFM a management fee calculated at the annual rate of 0.45% and 0.50%, respectively of their average daily net assets. This fee is calculated daily and paid monthly. SBMFM waived all of its management fees for the Florida Limited Portfolio.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1996, SB received sales charges of approximately $67,000 on purchases of the Portfolios' Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the Florida Portfolio if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Portfolios' Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended September 30, 1996, CDSCs paid to SB for Class B shares of the Florida Portfolio were approximately $31,000.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Pursuant to a Distribution plan, the Florida Limited Term and Florida Portfolio pay a service fee with respect to each Portfolios Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each class. In addition, the Florida Limited Term Portfolio pays a distribution fee with respect to Class C shares calculated at the annual rate of 0.20% of the average daily net assets. The Florida Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55%, respectively, of the average daily net assets of each class. For the six months ended September 30, 1996, total Distribution Plan fees incurred were:

                                           Class A       Class B       Class C
================================================================================
Florida Limited Term Portfolio             $ 8,053       $     --      $ 4,872
--------------------------------------------------------------------------------
Florida Portfolio                           87,200        152,880       10,650
================================================================================

     All officers and two Trustees of the Fund are employees of SB.

     5. INVESTMENTS

     During the six months ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                  Florida
                                               Limited Term         Florida
                                                 Portfolio         Portfolio
================================================================================
Purchases                                       $3,445,760        $53,908,088
--------------------------------------------------------------------------------
Sales                                            3,318,508         47,254,184
================================================================================

     At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                    Florida
                                                 Limited Term        Florida
                                                   Portfolio        Portfolio
================================================================================
Gross unrealized appreciation*                      $378,733       $8,597,565
Gross unrealized depreciation*                       (11,243)         (68,303)
--------------------------------------------------------------------------------
Net unrealized appreciation*                        $367,490       $8,529,262
================================================================================

* Substantially the same for Federal income tax purposes.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     6. CAPITAL LOSS CARRYFORWARD

     At March 31, 1996, the Florida Limited Term and Florida Portfolios had for Federal tax purposes approximately $537,000 and $250,000, respectively, of unused loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

Portfolio                                       2002        2003        2004
================================================================================
Florida Limited Term                          $  2,000    $197,000    $338,000
--------------------------------------------------------------------------------
Florida                                        250,000          --          --
================================================================================

     7. SHARES OF BENEFICIAL INTEREST

     At September 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares. At September 30, 1996, total paid-in capital amounted to the following for each class and respective Portfolio:

Portfolio                    Class A       Class B        Class C       Class Y
================================================================================
Florida Limited Term      $ 11,091,059   $      --      $2,848,303    $     --
--------------------------------------------------------------------------------
Florida                    108,339,535    47,832,123     3,284,728     5,047,716
================================================================================

     Transactions in shares of each class were as follows:

                                  Six Months Ended            Year Ended
                                 September  30, 1996        March 31, 1996
                                 -------------------    ---------------------
Florida Limited Term Portfolio    Shares     Amount     Shares       Amount
=============================================================================
Class A
Shares sold                      106,258   $ 715,167    205,154   $ 1,389,765
Shares issued on reinvestment     24,239     161,765     49,521       332,180
Shares redeemed                  (59,132)   (394,498)  (993,665)   (6,678,167)
-----------------------------------------------------------------------------
Net Increase (Decrease)           71,365   $ 482,434   (738,990)  $(4,956,222)
=============================================================================
Class C
Shares sold                       22,166   $ 147,173     48,742   $   329,219
Shares issued on reinvestment      5,611      37,399     10,020        67,236
Shares redeemed                   (7,689)    (51,281)  (148,851)     (998,107)
-----------------------------------------------------------------------------
Net Increase (Decrease)           20,088   $ 133,291    (90,089)  $  (601,652)
=============================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

                                     Six Months Ended             Year Ended
                                   September  30, 1996*         March 31, 1996**
                                  ---------------------    -------------------------
Florida Portfolio                  Shares       Amount       Shares        Amount
=====================================================================================
Class A
Shares sold                        419,058   $ 5,538,103      869,445   $ 11,575,125
Net asset value of shares issued
  in connection with transfer of
  the Smith Barney Florida
  Municipals Fund's net
  assets (Note 8)                     --            --      1,232,903     16,735,524
Shares issued on reinvestment       82,797     1,091,808      154,317      2,042,024
Shares redeemed                   (624,178)   (8,237,223)  (1,739,593)   (23,107,880)
-------------------------------------------------------------------------------------
Net Increase (Decrease)           (122,323)  $(1,607,312)     517,072   $  7,244,793
=====================================================================================
Class B
Shares sold                        305,853   $ 4,036,621      810,922   $ 10,843,286
Net asset value of shares issued
  in connection with transfer of
  the Smith Barney Florida
  Municipals Fund's net
  assets (Note 8)                     --            --      2,708,689     36,746,689
Shares issued on reinvestment       47,716       628,754       34,686        464,491
Shares redeemed                   (186,539)   (2,458,661)    (211,578)    (2,857,130)
-------------------------------------------------------------------------------------
Net Increase                       167,030   $ 2,206,714    3,342,719   $ 45,197,336
=====================================================================================
Class C
Shares sold                         51,935   $   681,360       57,613   $    770,025
Net asset value of shares issued
  in connection with transfer of
  the Smith Barney Florida
  Municipals Fund's net
  assets (Note 8)                     --            --          5,317         72,096
Shares issued on reinvestment        3,334        43,904        5,027         66,483
Shares redeemed                    (12,419)     (163,074)     (79,796)    (1,053,167)
-------------------------------------------------------------------------------------
Net Increase (Decrease)             42,850   $   562,190      (11,839)  $   (144,563)
=====================================================================================
Class Y
Shares sold                        374,812   $ 5,000,000      376,790   $  5,000,272
Shares issued on reinvestment        3,607        47,716       10,861        145,510
Shares redeemed                       --            --       (387,651)    (5,233,294)
-------------------------------------------------------------------------------------
Net Increase (Decrease)            378,419   $ 5,047,716         --     $    (87,512)
=====================================================================================

* For Class Y shares, transactions are for the period from August 5, 1996 (inception date) to September 30, 1996.
** For Class Y shares, transactions are for the period from September 20, 1995 to March 31, 1996.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

     8. TRANSFER OF NET ASSETS

     On December 8, 1995, the Fund, on behalf of the Florida Portfolio, acquired the assets and certain liabilities of the Smith Barney Florida Municipals Fund ("Florida Municipals Fund") pursuant to an Agreement and plan of reorganization dated October 23, 1995. Total shares issued by the Portfolio and the total net assets of Florida Municipals Fund and the Portfolio on the date of transfer were:

                                                    Total Net
                                      Shares        Assets of      Total Net
                                     Issued by      Acquired       Assets of
Acquired Fund                      the Portfolio      Fund       the Portfolio
================================================================================
Florida Municipals Fund              3,946,909     $53,554,309   $118,966,365
================================================================================

     The total net assets of the Florida Municipals Fund before acquisition included unrealized appreciation of $2,731,277 and a net realized loss of $421,951. Total net assets of the Portfolio immediately after the transfer were $172,520,674. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                         Florida Limited Term Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                             1996(1)       1996      1995(2)      1994(3)
==========================================================================================
Net Asset Value, Beginning of Period       $  6.71      $  6.56    $  6.44      $  6.50
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                   0.18         0.37       0.34         0.26
  Net realized and unrealized gain (loss)    (0.03)        0.11       0.11        (0.08)
------------------------------------------------------------------------------------------
Total Income From Operations                  0.15         0.48       0.45         0.18
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.17)       (0.33)     (0.33)       (0.24)
------------------------------------------------------------------------------------------
Total Distributions                          (0.17)       (0.33)     (0.33)       (0.24)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  6.69      $  6.71    $  6.56      $  6.44
------------------------------------------------------------------------------------------
Total Return                                  2.24%++      7.35%      7.17%        2.74%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $11,117      $10,669    $15,277      $13,147
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                             0.67%+       0.53%      0.44%        0.20%+
  Net investment income                       5.36+        5.29       5.37         4.90+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      25.61%       12.92%     54.65%       16.28%
==========================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3)  For the period from April 27, 1993 (inception date) to March 31, 1994.
(4) The manager has waived all or part of its fees for the six months ended September 30, 1996 and the years ended March 31, 1996, March 31, 1995 and the six months ended March 31, 1994 and reimbursed expenses of $11,130 for the year ended March 31, 1996. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:

                 Per Share Decreases                  Expense Ratios
              to Net Investment Income              Without Fee Waivers
             --------------------------       ----------------------------
             1996   1996    1995   1994       1996     1996    1995   1994
             ----   ----    ----   ----       ----     ----    ----   ----
    Class A $0.020 $0.040  $0.010 $0.029      1.10%+   1.05%   0.82%  0.71%+

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                         Florida Limited Term Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                             1996(1)      1996     1995(2)     1994(3)
=======================================================================================
Net Asset Value, Beginning of Period       $ 6.70      $ 6.55    $ 6.43      $ 6.51
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                  0.17        0.35      0.32        0.24
  Net realized and unrealized gain (loss)   (0.03)       0.11      0.11       (0.09)
---------------------------------------------------------------------------------------
Total Income From Operations                 0.14        0.46      0.43        0.15
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.16)      (0.31)    (0.31)      (0.23)
---------------------------------------------------------------------------------------
Total Distributions                         (0.16)      (0.31)    (0.31)      (0.23)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 6.68      $ 6.70    $ 6.55      $ 6.43
---------------------------------------------------------------------------------------
Total Return                                 2.15%++     7.17%     6.84%       2.17%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $2,842      $2,716    $3,246      $3,815
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                            0.88%+      0.74%     0.70%       0.52%+
  Net investment income                      5.16+       5.08      4.98        4.28+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                     25.61%      12.92%    54.65%      16.28%
=======================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from May 4, 1993 (inception date) to March 31, 1994.
(4) The manager has waived all or part of its fees for the six months ended September 30, 1996 and the years ended March 31, 1996, March 31, 1995 and the period ended March 31, 1994. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:

                 Per Share Decreases                  Expense Ratios
              to Net Investment Income              Without Fee Waivers
           ------------------------------     -------------------------------
             1996   1996    1995   1994       1996     1996    1995   1994
             ----   ----    ----   ----       ----     ----    ----   ----
    Class C $0.020 $0.040  $0.025 $0.033      1.30%+   1.26%   1.09%  1.04%+

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.00% for Class C shares.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                Florida Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                  1996(1)       1996(2)       1995(3)        1994         1993      1992(4)
============================================================================================================
Net Asset Value,
  Beginning of Period          $  13.24      $  12.89      $  12.82      $  13.21    $  12.32    $  12.00
------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (5)        0.36          0.74          0.75          0.77        0.79        0.73
  Net realized and unrealized
    gain (loss)                    0.06          0.35          0.08#        (0.39)       0.91        0.29
------------------------------------------------------------------------------------------------------------
Total Income From Operations       0.42          1.09          0.83          0.38        1.70        1.02
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.37)        (0.74)        (0.76)        (0.77)      (0.80)      (0.70)
  Net realized gains               --            --            --            --         (0.01)       --
------------------------------------------------------------------------------------------------------------
Total Distributions               (0.37)        (0.74)        (0.76)        (0.77)      (0.81)      (0.70)
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $  13.29      $  13.24      $  12.89      $  12.82    $  13.21    $  12.32
------------------------------------------------------------------------------------------------------------
Total Return                       3.24%++       8.65%         6.77%         2.75%      14.21%       8.70%++
------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $116,289      $117,473      $107,724      $104,681    $102,202    $ 67,998
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)(6)                  0.83%+        0.70%         0.61%         0.54%       0.46%       0.23%+
  Net investment income            5.46+         5.62          5.97          5.71        6.15        6.70+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate           28.77%        46.92%        43.23%        20.40%      25.57%      41.72%
============================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(3) On October 10, 1994 the former Class C shares were exchanged into Class A Shares.
(4)  For the period from April 2, 1991 (inception date) to March 31, 1992.
(5) The manager waived all or part of its fees for the year ended March 31, 1993 and the period ended March 31, 1992. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:

                        Per Share Decreases            Expense Ratios
                     to Net Investment Income        Without Fee Waivers
                     ------------------------        -------------------
                         1993        1992               1993      1992
                         ----        ----               ----      ----
    Class A             $0.012      $0.040              0.56%     0.59%+

(6) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                Florida Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                1996(1)     1996(2)     1995(3)
================================================================================
Net Asset Value, Beginning of Period          $13.23      $12.89      $11.91
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         0.33        0.68        0.30
  Net realized and unrealized gain              0.06        0.35        0.97#
--------------------------------------------------------------------------------
Total Income From Operations                    0.39        1.03        1.27
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.34)      (0.69)      (0.29)
--------------------------------------------------------------------------------
Total Distributions                            (0.34)      (0.69)      (0.29)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.28      $13.23      $12.89
--------------------------------------------------------------------------------
Total Return                                    3.02%++     8.09%      10.77%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $48,643     $46,267     $1,990
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                                  1.33%+      1.20%       1.20%+
  Net investment income                         4.96+       5.00        5.57+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        28.77%      46.92%      43.23%
================================================================================

(1)  For the six months ended from September 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(3)  For the period from November 16, 1994 (inception date) to March 31, 1995.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                Florida Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                             1996(1)     1996(2)     1995(3)     1994      1993(4)
===================================================================================================
Net Asset Value, Beginning of Period       $13.22      $12.89      $12.81      $13.20    $12.86
---------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                      0.32        0.66        0.67        0.68      0.19
  Net realized and unrealized gain (loss)    0.07        0.35        0.08#      (0.39)     0.33
---------------------------------------------------------------------------------------------------
Total Income From Operations                 0.39        1.01        0.75        0.29      0.52
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.34)      (0.68)      (0.67)      (0.68)    (0.18)
---------------------------------------------------------------------------------------------------
Total Distributions                         (0.34)      (0.68)      (0.67)      (0.68)    (0.18)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.27      $13.22      $12.89      $12.81    $13.20
---------------------------------------------------------------------------------------------------
Total Return                                 2.99%++     7.96%       6.12%       2.05%     4.05%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $3,242      $2,665      $2,750      $2,487    $  691
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)                               1.40%+      1.28%       1.25%       1.24%     1.24%+
  Net investment income                      4.89+       5.04        5.40        4.95      5.21+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     28.77%      46.92%      43.23%      20.40%    25.57%
===================================================================================================

(1)  For the six months ended from September 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(3)  On November 7, 1994 the former Class B shares were renamed Class C shares.
(4)  For the period from January 5, 1993 (inception date) to March 31, 1993.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                Florida Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                                           1996(1)
================================================================================
Net Asset Value, Beginning of Period                                    $13.34
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                   0.08
--------------------------------------------------------------------------------
Total Income From Operations                                              0.08
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                  (0.13)
--------------------------------------------------------------------------------
Total Distributions                                                      (0.13)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $13.29
--------------------------------------------------------------------------------
Total Return++                                                            0.58%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $5,030
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses (2)                                                            0.67%
  Net investment income                                                   5.72
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  28.77%
================================================================================

(1) For the period from August 5, 1996 (inception date) to September 30, 1996 (unaudited).
(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

Smith Barney                                                        SMITH BARNEY
Muni Funds                                                          ------------
                                               A Member of TravelersGroup [Logo]

Trustees
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing
Agent
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney
Muni Funds - Florida Limited Term and
Florida Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current
Prospectus for each Portfolio, which
contains information concerning the
Fund's investment policies and expenses
as well as other pertinent information.



Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

FD0787 11/96




---------------------------------------------
              SEMI-ANNUAL REPORT
----------------------------------------------





       Smith Barney
       Muni Funds
       Georgia Portfolio
       Ohio Portfolio
       Pennsylvania Portfolio
       ----------------------
       September 30, 1996


[Logo] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

-----------------------------------------
Georgia, Ohio and Pennsylvania Portfolios
-----------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds - Georgia, Ohio and Pennsylvania Portfolios for the period ended September 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow in the semi-annual report.

Market and Economic Overview

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility. However, this heightened volatility has been confined to a narrow trading range of 6.75% to 7.20% on 30-year U.S. Treasury yields over the past six months.

In our view, this increased bond market volatility stems from several conditions in the U.S. economy, with the most important being the underlying strength of the U.S. economy. For example, gross domestic product (GDP) in the U.S. for the second quarter of 1996 grew at an annualized rate of 4.7%, up from 2.0% in the first quarter. This pace of economic growth has caused pressures on both labor and capital to increase, yet there have been no signs of a pick-up in inflation. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of economic growth will moderate, or whether the economy will continue to grow at its current pace. The latter scenario would most likely cause the Federal Reserve Board (the Fed) to tighten monetary policy by raising short-term interest rates. While the majority of key U.S. economic announcements over the past six months point toward a strengthening rather than a weakening economy, government reports released during the month of September suggest that the U.S. economy may be headed for a slowdown, and rates have since declined from their higher levels seen in June and July.

Municipal Bond Market Update

Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, this can be attributed to the modest supply of municipal bonds that have been issued. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. However, at the same time, the supply of new issues has been far below recent averages, and is very close to the low for the year. This increased demand combined with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

Georgia Economic Highlights

Georgia's economy has continued its strong expansion. The state ranks among the top-five U.S. states in employment and total population growth. Georgia's robust economic growth has contributed to rising state revenues, and the rebuilding of reserves. Although much of the growth in Georgia's economy over the past few years was a result of the 1996 Summer Olympics, we believe the state possesses excellent future potential for development. In recent months, a greater percentage of state budget appropriations have been re-directed to build up the necessary state infrastructure, particularly educational facilities.

Georgia Portfolio Performance Update

For the six months ended September 30, 1996, the Class A shares of the Georgia Portfolio had a total return of 3.46% and outperformed the Portfolio's Lipper Analytical Services, Inc. peer group average total return of 3.01% for the same time period. (Lipper is an independent fund tracking organization.) Over the six-month period covered by this report, the Portfolio distributed dividends totaling $0.345 per share; based on its net asset value (NAV) of $12.58 as of September 30, 1996 for Class A shares, this equates to an annualized distribution rate of 5.48%. For a Georgia state resident in the combined federal and state income tax bracket of 42%, the tax free yield of 5.48% is equivalent to a taxable yield of 9.45%.

The Georgia Portfolio has a bias toward good quality, higher coupon bonds, with a focus of current income more so than on total return. As a general rule, we concentrate on the coupon, maturity and call features of the Portfolio's holdings rather than the specific purpose for which these municipal bonds are being issued. However, the Portfolio remains broadly diversified across various sectors.

As of September 30, 1996, approximately 94% of the Georgia Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Services or Moody's Investors Service Inc., with approximately 48% of the Portfolio invested in AAA-rated bonds, the highest rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in escrowed-to-maturity bonds (13.7%), single-family mortgage bonds (13.7%), utility bonds (10.3%), and pollution control revenue bonds (9.9%). As of September 30, 1996, the Georgia Portfolio's average weighted maturity was just over 20 years.

Ohio Economic Highlights

Ohio has experienced strong economic growth over the past few years. The state ranks seventh in the nation in terms of population and is considered to be one of most important manufacturing states in the U.S. However, in recent years, the state's economy has diversified away from manufacturing; where Ohio was once very vulnerable to economic slowdowns, the state now appears to be less prone to the type of recessions associated with manufacturing. Because of healthy economic growth, Ohio has had a state budget surplus for three years in a row. In addition, the state has been able to set up a health care reserve and has initiated several state income tax cuts.

Ohio Portfolio Performance Update

For the six months ended September 30, 1996, the Class A shares of the Ohio Portfolio had a total return of 3.72% and outperformed the Portfolio's Lipper Analytical Services, Inc. peer group average total return of 3.04% for the same time period. (Lipper is an independent fund tracking organization.) Over the six-month period covered by this report, the Portfolio distributed dividends totaling $0.336 per share; based on its net asset value (NAV) of $12.31 as of September 30, 1996 for Class A shares, this equates to an annualized distribution rate of 5.46%. For a Ohio state resident in the combined federal and state income tax bracket of 43.5%, the tax free yield of 5.46% is equivalent to a taxable yield of 9.66%.

As of September 30, 1996, the Ohio Portfolio's average weighted maturity was just over 21 years. Approximately 91% of the Ohio Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Services or Moody's Investors Service Inc., with about 61% of the Portfolio invested in AAA-rated bonds, the highest rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in general obligation bonds (27.3%), water and sewer bonds (17.6%), housing bonds (15.1%), and hospital bonds (9.1%).

Proposed Reorganization of the Ohio Portfolio

On September 4, 1996 the Board of Trustees of Smith Barney Muni Funds approved a proposal to merge the Ohio Portfolio into the National Portfolio. In connection with the proposed reorganization of the Ohio Portfolio, in the months ahead we will be sending a Prospectus/Proxy Statement which we ask that you take the time to read carefully. In that regard, we also ask that you sign and return the Proxy card after you receive it.

Pennsylvania Economic Highlights

The Commonwealth of Pennsylvania has enjoyed relatively strong economic development over the past decade. While manufacturing continues to be the dominant industry in the state, it has become less important as significant growth in service industries has helped to further diversify its economy. Jobs lost during the last recession have been recovered, and the state's economy now more closely resembles that of the U.S. The state has set up promising programs such as the Ben Franklin Partnership and an economic revitalization fund, as well as industrial resource centers to help develop a strong high technology industry within the state. We believe Pennsylvania's focus on economic development as well as investment in state infrastructure are positive first steps in building a more promising future for its residents.

Pennsylvania Portfolio Update

For the six months ended September 30, 1996, the Class A shares of the Pennsylvania Portfolio had a total return of 3.63%. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group average posted a total return of 2.97% for the same time period. (Lipper is an independent fund tracking organization.) Over the six-month period covered by this report, the Portfolio distributed dividends totaling $0.36 per share; based on its net asset value (NAV) of $12.71 as of September 30, 1996, this equates to an annualized distribution rate of 5.66% for Class A shares. For a Pennsylvania state resident in the combined federal and state income tax bracket of 38.8%, the tax free yield of 5.66% is equivalent to a taxable yield of 9.25%.

Throughout the period covered by this report the Pennsylvania Portfolio continued to emphasize good quality, higher coupon bonds. In addition the Portfolio retained its broad sector diversification and good call protection. Approximately 94% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Services or Moody's Investors Service Inc., with about 44% of the Fund invested in AAA bonds, the highest rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in hospital bonds (22.2%), industrial development revenue bonds (12.0%), general obligation bonds (11.7%), and transportation bonds (9.2%). As of September 30, 1996, the Pennsylvania Portfolio's average weighted maturity was just over 21 years.

Municipal Bond Market Outlook

Going forward, we expect that the municipal bond market should benefit from a comfortably low annual inflation rate and municipalities that will continue to issue new debt sparingly. In addition, the Federal Reserve seems content with the current level of interest rates because economic growth is not overly robust.

Although it has been widely anticipated by many analysts and investors that the Fed would increase short-term interest rates, it is our opinion that monetary policy is on hold for now. For these reasons, we maintain a positive outlook on the market for the balance of 1996. In addition, the market at today's levels is attractively priced and, with limited supply, should provide investors with attractive after-tax yields.

In closing, thank you for investing in the Smith Barney Muni Funds - Georgia, Ohio and Pennsylvania Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                           /s/ Peter M. Coffey

Heath B. McLendon                               Peter M. Coffey
Chairman and                                    Vice President
Chief Executive Officer                         Georgia and
                                                Pennsylvania Portfolios


/s/ Lawrence T. McDermott

Lawrence T. McDermott
Vice President
Ohio Portfolio

October 11, 1996

--------------------------------------------------------------------------------

Announcing a New Systematic Investment Program Monthly Minimum

If you are a shareholder purchasing shares of the Georgia or Pennsylvania Portfolios through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. However, please note that participating in the Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.50   $12.58     $0.35         $0.00        3.46%+
--------------------------------------------------------------------------------
3/31/96                12.10    12.50      0.70          0.05        9.67
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.00    12.10      0.62          0.00        6.29+
================================================================================
Total                                     $1.67         $0.05
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.50   $12.58     $0.31         $0.00        3.20%+
--------------------------------------------------------------------------------
3/31/96                12.11    12.50      0.65          0.05        9.09
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.27    12.11      0.49          0.00        2.88+
================================================================================
Total                                     $1.45         $0.05
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.49   $12.57     $0.31         $0.00        3.17%+
--------------------------------------------------------------------------------
3/31/96                12.09    12.49      0.64          0.05        9.05
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.06    12.09      0.56          0.00        5.11+
================================================================================
Total                                     $1.51         $0.05
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                              ------------------------------
                                              Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/96+                      3.46%       3.20%      3.17%
--------------------------------------------------------------------------------
Year Ended 9/30/96                             7.32        6.79       6.78
--------------------------------------------------------------------------------
Inception* through 9/30/96                     7.81        6.64       7.09
================================================================================

--------------------------------------------------------------------------------
                                                   Without Sales Charge(2)
                                              ------------------------------
                                              Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/96+                     (0.67)%     (1.30)%     2.17%
--------------------------------------------------------------------------------
Year Ended 9/30/96                             3.01        2.29       5.78
--------------------------------------------------------------------------------
Inception* through 9/30/96                     6.06        5.39       7.09
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/96)                        20.63%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/96)                        15.82
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/96)                        18.40
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

[The following information was depicted as a line graph in the printed material]

                 Growth of $10,000 Invested in Class A Shares of
                the Georgia Portfolio vs. Lehman Long Bond Index+
--------------------------------------------------------------------------------
                          April 1994 -- September 1996

                         Date        Georgia     Index
                         ----        -------     -----
                         4/4/94      9600        10000
                         9/94        9662        10147
                         3/95        10193       10903
                         9/95        10778       11405
                         3/96        11222       11733
                         9/96        11567       12240

 + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1996. The Lehman Long Bond Index is a broad based, total return index, composed of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty two years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                                 Ohio Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.20    $12.31     $0.34        $0.00         3.72%+
--------------------------------------------------------------------------------
3/31/96                11.97     12.20      0.67         0.00         7.65
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.00     11.97      0.48         0.00         4.04+
================================================================================
Total                                      $1.49        $0.00
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.18    $12.28     $0.31        $0.00         3.41%+
--------------------------------------------------------------------------------
3/31/96                11.96     12.18      0.62         0.00         7.10
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.02     11.96      0.43         0.00         3.31+
================================================================================
Total                                      $1.36        $0.00
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.19    $12.29     $0.31        $0.00         3.39%+
--------------------------------------------------------------------------------
3/31/96                11.96     12.19      0.61         0.00         7.14
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.02     11.96      0.43         0.00        3.28+
================================================================================
Total                                            $1.35      $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                                 Ohio Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
                                              ------------------------------
                                              Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/96+                      3.72%       3.41%      3.39%
--------------------------------------------------------------------------------
Year Ended 9/30/96                             6.45        5.83       5.78
--------------------------------------------------------------------------------
Inception* through 9/30/96                     6.72        6.03       6.03
================================================================================
                                                   Without Sales Charge(2)
                                              ------------------------------
                                              Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/96+                     (0.44)%     (1.09)%     2.39%
--------------------------------------------------------------------------------
Year Ended 9/30/96                             2.18        1.33       4.78
--------------------------------------------------------------------------------
Inception* through 9/30/96                     4.85        4.81       6.03
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/96)                        16.16%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/96)                        14.41
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/96)                        14.40
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are June 13, 1994, June 14, 1994 and June 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

[The following information was depicted as a line graph in the printed material]

                 Growth of $10,000 Invested in Class A Shares of
                 the Ohio Portfolio vs. Lehman Long Bond Index+
--------------------------------------------------------------------------------
                           June 1994 -- September 1996

                         Date          Ohio       Index
                         ----          ----       -----
                         6/13/94       9600       10000
                         9/94          9392       10108
                         3/95          9981       10860
                         9/95          10468      11360
                         3/96          10744      11687
                         9/96          11143      12192

 + Hypothetical illustration of $10,000 invested in Class A shares at inception on June 13, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1996. The Lehman Long Bond Index is a broad based, total return index, composed of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty two years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.62    $12.71     $0.36        $0.00         3.63%+
--------------------------------------------------------------------------------
3/31/96                12.40     12.62      0.72         0.05         8.08
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.00     12.40      0.62         0.00         8.82+
================================================================================
Total                                      $1.70        $0.05
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.61    $12.69     $0.33        $0.00        3.32%+
--------------------------------------------------------------------------------
3/31/96                12.39     12.61      0.66         0.05         7.61
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.35     12.39      0.48         0.00         4.43+
================================================================================
Total                                      $1.47        $0.05
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                    ------------------
                    Beginning   End of    Income    Capital Gain      Total
Period Ended        of Period   Period   Dividends  Distributions   Returns(1)
================================================================================
9/30/96               $12.61    $12.69     $0.33        $0.00        3.30%+
--------------------------------------------------------------------------------
3/31/96                12.39     12.61      0.66         0.05        7.56
--------------------------------------------------------------------------------
Inception*- 3/31/95    12.00     12.39      0.56         0.00        8.14+
================================================================================
Total                                            $1.55      $0.05
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                              ------------------------------
                                              Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/96+                      3.63%       3.32%      3.30%
--------------------------------------------------------------------------------
Year Ended 9/30/96                             6.60        6.06       6.01
--------------------------------------------------------------------------------
Inception* through 9/30/96                     8.26        6.79       7.65
================================================================================
                                                    With Sales Charge(2)
                                              ------------------------------
                                              Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/96+                     (0.54)%     (1.18)%     2.30%
--------------------------------------------------------------------------------
Year Ended 9/30/96                             2.32        1.56       5.01
--------------------------------------------------------------------------------
Inception* through 9/30/96                     6.50        5.57       7.65
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/96)                        21.88%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/96)                        16.17
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/96)                        20.15
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and C shares are June 13, 1994, June 14, 1994 and June 14, 1994, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

[The following information was depicted as a line graph in the printed material]

                 Growth of $10,000 Invested in Class A Shares of
             the Pennsylvania Portfolio vs. Lehman Long Bond Index+
--------------------------------------------------------------------------------
                          April 1994 -- September 1996

                                     Penn        Index
                                     ----        -----
                         4/4/94      9600        10000
                         9/94        9839        10147
                         3/95        10436       10903
                         9/95        10964       11405
                         3/96        11279       11733
                         9/96        11700       12240

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1996. The Lehman Long Bond Index is a broad based, total return index, composed of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty two years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                         September 30, 1996
--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                  VALUE
=========================================================================================
Education -- 5.9%
 $  250,000    AAA    Cherokee County School, AMBAC-Insured,
                        5.875% due 2/1/09                                     $   260,625
  1,000,000    AAA    Fulton County Development Authority Revenue, (Clark
                        Atlanta University Project), CONNIE LEE-Insured,
                        5.375% due 1/1/20                                         943,750
-----------------------------------------------------------------------------------------
                                                                                1,204,375
-----------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 13.7%
    350,000    AAA    Cobb County Kennestone Hospital Authority Revenue,
                        MBIA-Insured, 10.250% due 2/1/02                          392,875
  1,875,000    Aaa*   Colquitt County Development Authority Revenue,
                        Sub-Series C, zero coupon due 12/1/21                     328,125
    485,000    AAA    Puerto Rico Commonwealth Aqueduct & Sewer
                        Authority Revenue, 10.250% due 7/1/09                     669,906
  1,025,000    Aaa*   Richmond County Development Authority, Sub-Series C,
                        zero coupon due 12/1/21                                   181,938
    185,000    Aaa*   Richmond County, Water and Sewer Revenue,
                        9.875% due 4/1/02                                         213,675
  1,500,000    Aa*    Savannah Economic Development Authority,
                        zero coupon due 12/1/21                                   262,500
    300,000    AAA    Tri City Hospital Authority Hospital Revenue,
                        FGIC-Insured, 10.250% due 7/1/06                          414,750
  2,000,000    Aaa*   Washington, GA Wilkes Payroll Development Authority,
                        zero coupon due 12/1/21                                   355,000
-----------------------------------------------------------------------------------------
                                                                                2,818,769
-----------------------------------------------------------------------------------------
General Obligation -- 5.8%
    220,000    AA+    Georgia State GO, 6.800% due 3/1/11                         251,075
  1,000,000    A      Puerto Rico Commonwealth GO, 5.400% due 7/1/25              941,250
-----------------------------------------------------------------------------------------
                                                                                1,192,325
-----------------------------------------------------------------------------------------
Government Facilities -- 2.7%
    500,000    AAA    Puerto Rico Public Building Authority Revenue,
                        Government Facilities, Series A, AMBAC-Insured,
                        6.250% due 7/1/14                                         545,000
-----------------------------------------------------------------------------------------
Hospitals -- 7.4%
    500,000    Baa1*  Fulco County Hospital Authority Revenue Anticipation
                        Certificates, Georgia Baptist Healthcare, Series A,
                        6.250% due 9/1/13                                         497,500
    500,000    BBB    Puerto Rico Industrial Tourist Educational, Medical &
                        Environmental Control Facility Finance Authority,
                        (Ryder Memorial Hospital Project), Series A,
                        6.700% due 5/1/24                                         507,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                 VALUE
=========================================================================================
Hospitals -- 7.4% (continued)
$  500,000    BBB+   Savannah Hospital Authority, Candler Hospital,
                        7.000% due 1/1/11                                     $   518,750
-----------------------------------------------------------------------------------------
                                                                                1,523,750
-----------------------------------------------------------------------------------------
Housing: Multi-Family -- 7.5%
    965,000    A      Atlanta Urban Residential Finance Authority, Multi-Family
                        Housing Revenue, (Cascade Pines Housing Project),
                        6.250% due 9/1/10(b)                                      967,412
    250,000    A      Cobb County Housing Authority Refunding, (Signature
                        Place Project), Series A, 6.875% due 10/1/17              257,500
    300,000    AAA    De Kalb County Housing Authority Revenue Refunding,
                        MBIA-Insured, 7.750% due 1/1/26                           319,500
-----------------------------------------------------------------------------------------
                                                                                1,544,412
-----------------------------------------------------------------------------------------
Housing: Single-Family -- 13.7%
  1,000,000    AAA    Fulton County Housing Authority, Single-Family
                        Management Revenue, Series A, GNMA-Collateralized,
                        6.600% due 3/1/28(b)                                    1,025,000
    350,000    AA+    Georgia State Housing Finance Authority Revenue,
                        Single-Family Mortgage, Series A, FHA-Insured,
                        6.600% due 12/1/23(b)                                     356,125
    345,000    AA+    Georgia State Residential Finance Authority, Home
                        Ownership Mortgage, Series A, FHA-Insured,
                        7.250% due 12/1/21(b)                                     366,562
    500,000    AAA    Puerto Rico Housing Bank and Finance Agency,
                        Single-Family Mortgage, Afford Housing Mortgage,
                        Portfolio I, GNMA/FNMA-Collateralized,
                        6.250% due 4/1/29(b)                                      506,250
    550,000    AAA    Virgin Islands Housing Finance Authority, Single-Family
                        Mortgage, Series A, GNMA-Collateralized,
                        6.450% due 3/1/16(b)                                      557,562
-----------------------------------------------------------------------------------------
                                                                                2,811,499
-----------------------------------------------------------------------------------------
Industrial Development -- 2.5%
    500,000    A1*    Savannah EDA, IDR, 6.150% due 3/1/17                        518,750
-----------------------------------------------------------------------------------------
Miscellaneous -- 2.8%
    500,000    BBB    Puerto Rico Housing Bank and Finance Agency,
                        Kidder, 7.500% due 12/1/06                                568,750
-----------------------------------------------------------------------------------------
Pollution Control -- 9.9%
    400,000    AAA    Burke County PCR, (Ogelthorpe Power Co. Vogtle Project),
                        MBIA-Insured, 7.500% due 1/1/03                           439,500
    500,000    A+     Monroe County Development Authority PCR,
                        6.800% due 1/1/12                                         559,375


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                 VALUE
=========================================================================================
Pollution Control -- 9.9% (continued)
 $1,000,000    NR     Rockdale County Development Authority, Solid Waste
                        Disposal Revenue, (Visy Paper Project),
                        7.500% due 1/1/26                                     $  1,025,000
------------------------------------------------------------------------------------------
                                                                                 2,023,875
------------------------------------------------------------------------------------------
Pre-Refunded(c) -- 1.4%
  1,000,000   Aaa*    Atlanta Urban Residential Finance Authority,
                        Single-Family Mortgage Revenue, (Call 4/1/15 @ 85),
                        zero coupon due 10/1/16                                    281,250
------------------------------------------------------------------------------------------
Public Facilities -- 6.2%
    250,000   AAA     Butts County COP, MBIA-Insured, 6.750% due 12/1/14           272,188
  1,000,000   AAA     Cobb-Marietta Counties Coliseum and Exhibit Hall
                        Authority Revenue, MBIA-Insured, 5.625% due 10/1/26      1,006,250
------------------------------------------------------------------------------------------
                                                                                 1,278,438
------------------------------------------------------------------------------------------
Short-Term(d) -- 2.9%
                      Burke County Authority PCR, Georgia Power Company:
    300,000    VMIG 1*  3.850% due 7/1/24                                          300,000
    300,000    A-1      4.000% due 4/1/25                                          300,000
------------------------------------------------------------------------------------------
                                                                                   600,000
------------------------------------------------------------------------------------------
Transportation -- 1.3%
    250,000    AAA    Metro Atlanta Rapid Transit Authority Revenue Refunding,
                        Series P, AMBAC-Insured, 6.250% due 7/1/20                 271,875
------------------------------------------------------------------------------------------
Utilities -- 10.3%
    500,000    AAA    Georgia Municipal Electric Authority Power Revenue,
                        Series EE, AMBAC-Insured, 7.250% due 1/1/24(e)             606,250
    500,000    A-     Georgia Municipal Gas Authority Revenue,
                        (Southern Storage Gas Project), 6.300% due 7/1/09          523,125
  1,000,000    AA     Hogansville Combined Public UtiIity System,
                        Asset Guaranty, 5.850% due 10/1/15                         996,250
------------------------------------------------------------------------------------------
                                                                                 2,125,625
------------------------------------------------------------------------------------------
Water & Sewer -- 6.0%
    300,000    AAA    Fulton County Water & Sewer Revenue, FGIC-Insured,
                        6.375% due 1/1/14                                          328,500
  1,000,000    A      Puerto Rico Commonwealth Aqueduct & Sewer Authority
                        Revenue, 5.000% due 7/1/19                                 902,500
------------------------------------------------------------------------------------------
                                                                                 1,231,000
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $19,877,398**)                                  $20,539,693
==========================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                                 OHIO PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                   VALUE
==========================================================================================
Education -- 4.6%
$   200,000    AAA    Lakeview Local School District, AMBAC-Insured,
                        6.900% due 12/1/14                                     $   223,000
    100,000    AA-    Ohio State Higher Education Facilities Revenue,
                        Case Western University, 6.000% due 10/1/22                101,000
    100,000    AAA    Strongville City Schools Improvement, AMBAC-Insured,
                        6.000% due 12/1/14                                         103,625
------------------------------------------------------------------------------------------
                                                                                   427,625
------------------------------------------------------------------------------------------
General Obligation -- 27.3%
    150,000    A1*    Avon Lake City School District GO, 6.250% due 12/1/19        158,062
    500,000    AAA    Cleveland GO, AMBAC-Insured, 5.500% due 9/1/16(e)            495,000
    250,000    AA     Columbiana County GO, Asset Guaranty,
                        6.600% due 12/1/17                                         263,438
    105,000    AAA    Columbus SewerImprovement #28, 6.000% due 5/1/12             109,069
    325,000    AAA    Lucas County GO,AMBAC-Insured, 5.400% due 12/1/15            311,594
    250,000    AA     Ohio State GO, 6.200%due 8/1/14                              264,375
    250,000    AAA    Richland County GO, AMBAC-Insured,
                        5.400% due 12/1/15                                         243,437
    300,000    AAA    Summit County Addiction & Mental Health Facilities,
                        AMBAC-Insured, 6.400% due 12/1/14                          322,875
    400,000    Aa*    Troy Capital Facilities, 5.375% due 12/1/15                  382,000
------------------------------------------------------------------------------------------
                                                                                 2,549,850
------------------------------------------------------------------------------------------
Hospital -- 9.1%
    350,000    BBB-   Green Springs Health Care Facilities Revenue,
                        (St. Francis Health Care Center Project),
                        Series A, 7.125% due 5/15/25                               356,125
    500,000    Baa*   Miami County Hospital Facilities Refunding &
                        Improvement, Upper Valley Medical Center,
                        Series A, 6.375% due 5/15/26                               493,750
------------------------------------------------------------------------------------------
                                                                                   849,875
------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.1%
    250,000    Aaa*   Cuyahoga County Multi-Family Housing-Dalebridge
                        Apartments, GNMA-Collateralized, FHA Supported,
                        6.500% due 10/20/20(b)                                     254,062
    300,000    Aaa*   Kent Multi-Family Housing, GNMA-Collateralized,
                        FHA Supported, 7.150% due 12/20/26(b)                      317,250
------------------------------------------------------------------------------------------
                                                                                   571,312
------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                                 OHIO PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                       VALUE
==============================================================================================
Housing: Single-Family -- 9.0%
                      Ohio Housing Finance Agency Residential Mortgage,
                        GNMA-Collateralized:
$   250,000    AAA        Series A-1, 6.100% due 9/1/14                            $   250,625
                          Series A-2:
    240,000    AAA          6.125% due 9/1/24(b)                                       234,000
    250,000    AAA          6.625% due 3/1/26(b)                                       255,625
    100,000    AAA    Single-Family Housing Mortgage Revenue,
                        Series A, GNMA-Collateralized, 6.000% due 2/1/16               101,000
----------------------------------------------------------------------------------------------
                                                                                       841,250
----------------------------------------------------------------------------------------------
Industrial Development -- 1.6%
    150,000    Aa3*   Toledo-Lucas County Port Authority Revenue Refunding,
                        (Cargill Inc. Project), 5.900% due 12/1/15                     152,250
----------------------------------------------------------------------------------------------
Miscellaneous -- 4.1%
    200,000    AAA    Ohio State Building Authority, Juvenile Correction
                        Facility, Series A, AMBAC-Insured, 6.600% due 10/1/14          217,000
    150,000    AAA    Puerto Rico Public Buildings Authority Revenue,
                        AMBAC-Insured, 6.250% due 7/1/15                               163,125
----------------------------------------------------------------------------------------------
                                                                                       380,125
----------------------------------------------------------------------------------------------
Pollution Control -- 1.7%
    150,000    AAA    Ohio State Water Development Authority PCR,
                        MBIA-Insured, 5.700% due 12/1/11                               152,438
----------------------------------------------------------------------------------------------
Public Facilities -- 5.4%
    500,000    AAA    Toledo-Lucas County, (Lodging Tax - Convention Center
                        Project), MBIA-Insured, 5.700% due 10/1/15                     499,375
----------------------------------------------------------------------------------------------
Short-Term(d) -- 3.2%
    300,000    VMIG 1*  Puerto Rico Commonwealth Government Development
                        Bank, 3.250% due 12/1/15                                       300,000
----------------------------------------------------------------------------------------------
Solid Waste -- 5.6%
    500,000    NR     Ohio State Solid Waste Revenue, Republic Engineered
                        Steels Inc., 9.000% due 6/1/21(b)(e)                           522,500
----------------------------------------------------------------------------------------------
Utilities -- 4.7%
                      Cleveland Public Power System, MBIA-Insured,
                        First Mortgage:
    200,000    AAA        Series A, 7.000% due 11/15/24                                224,750
    195,000    AAA        Series B, 7.000% due 11/15/17                                214,500
----------------------------------------------------------------------------------------------
                                                                                       439,250
----------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                                 OHIO PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                      VALUE
=============================================================================================
Water & Sewer -- 17.6%
$   100,000    AAA    Cleveland Water Works Revenue, First Mortgage,
                        Series 92B, AMBAC-Insured, 6.250% due 1/1/16              $   104,375
    400,000    AAA    Cleveland Water Works Revenue Refunding &
                        Improvement, First Mortgage, Series H,
                        MBIA-Insured, 5.750% due 1/1/26                               398,500
    400,000    A      Ohio Water Development Authority, (Broken Hill Project),
                        6.450% due 9/1/20(b)                                          410,500
    500,000    AAA    Toledo Water Works Revenue, FGIC-Insured,
                        5.750% due 11/15/13                                           506,250
    200,000    A-     Trumbull County Sewer Disposal Revenue,
                        (General Motors Corp. Project), 6.750% due 7/1/14(b)          221,000
---------------------------------------------------------------------------------------------
                                                                                    1,640,625
---------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $9,029,539**)                                       $9,326,475
=============================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                      VALUE
=============================================================================================
Education -- 5.9%
 $1,000,000    AAA    Abington School District, GO Unlimited,
                        FGIC-Insured, 6.000% due 5/15/21                           $1,021,250
  1,000,000    AAA    Pennsylvania State Higher Education Facility Authority,
                        MBIA-Insured, 5.700% due 11/15/11                           1,018,750
---------------------------------------------------------------------------------------------
                                                                                    2,040,000
---------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 6.8%
    340,000    Aaa*   Blair County Hospital Authority Revenue,
                        Altoona Hospital, 6.900% due 7/1/08                           370,600
    540,000    AAA    Cambria County Hospital Development Authority,
                        Conemaugh Valley Memorial Hospital,
                        7.625% due 9/1/11                                             633,825
    435,000    AAA    Lewisburg Area School District Building,
                        AMBAC-Insured, 9.750% due 2/15/04(e)                          534,506
    325,000    AAA    Southeastern Greene School District,
                        9.375% due 7/1/03                                             377,406
  1,175,000    AAA    Westmoreland County Municipal Authority Service
                        Revenue, FGIC-Insured, zero coupon due 8/15/20                286,406
    145,000    AAA    York County GO, Refunding, AMBAC-Insured,
                        8.875% due 6/1/06                                             174,363
---------------------------------------------------------------------------------------------
                                                                                    2,377,106
---------------------------------------------------------------------------------------------
Finance -- 1.5%
    500,000    A      Pennsylvania State Finance Authority Revenue
                        Refunding, (Municipal Capital Input Project),
                        Societe Generale, 6.600% due 11/1/09                          530,625
---------------------------------------------------------------------------------------------
General Obligation -- 11.7%
  1,255,000    AAA    Hazleton Area School District GO, Series B, FGIC-Insured,
                        zero coupon due 3/1/25                                        229,038
  1,455,000    AAA    Philadelphia GO, Series B, AMBAC-Insured,
                        5.500% due 9/1/25                                           1,402,256
  1,600,000    A      Puerto Rico Commonwealth GO, 5.400% due 7/1/25                1,506,000
  2,500,000    AAA    Westmoreland County GO, Refunding Series G,
                        FGIC-Insured, zero coupon due 12/1/13                         918,750
---------------------------------------------------------------------------------------------
                                                                                    4,056,044
---------------------------------------------------------------------------------------------
Hospital -- 22.2%
  1,000,000    AAA    Allegheny County Hospital Development Authority,
                        Mercy Health System, AMBAC-Insured,
                        5.625% due 8/15/26                                            970,000
    500,000    AAA    Allegheny Hospital Development Authority,
                        (General Hospital Project), Series A,
                        MBIA-Insured, 6.250% due 9/1/20                               518,750


                        See Notes to Fiancial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                      VALUE
=============================================================================================
Hospital -- 22.2% (continued)
 $1,000,000    BBB    Allentown Area Hospital Authority Revenue,
                        Sacred Heart Hospital, 6.750% due 11/15/14                 $1,013,750
  1,000,000    BBB-   McKean County Hospital Authority Revenue,
                        (Bradford Hospital Project), 6.100% due 10/1/20               950,000
  1,000,000    AA     Potter County Hospital Authority Revenue, Asset
                        Guaranty Insured, 6.050% due 8/1/24                         1,003,750
    500,000    BBB    Puerto Rico Industrial, Tourist, Educational,
                        Medical & Environmental Control Facilities,
                        (Ryder Memorial Hospital Project), Series A,
                        6.700% due 5/1/24                                             507,500
    225,000    AAA    Ridley Park Hospital Authority, Taylor Hospital,
                        Series A-Refunding, 6.000% due 12/1/13                        205,875
                      Scranton-Lackawanna Health & Welfare
                        Authority Revenue:
    500,000    NR         Allied Services Rehabilitation Hospitals,
                          Project-A, 7.600% due 7/15/20                               514,375
    500,000    AAA        University of Scranton Project, AMBAC-Insured,
                          6.800% due 11/1/14(e)                                       536,875
  1,000,000    A-     Union County Hospital Authority, (Evangelical
                        Community Hospital Project), 5.850% due 7/1/11                980,000
    500,000    AAA    Wayne County Hospital & Health Facilities Authority,
                        County Guaranteed Hospital Revenue,
                        (Wayne Memorial Hospital Project), MBIA-Insured,
                        6.250% due 7/1/14                                             520,625
---------------------------------------------------------------------------------------------
                                                                                    7,721,500
---------------------------------------------------------------------------------------------
Housing: Single Family --  7.0%
                      Allegheny County Residential Mortgage Refunding,
                        Single-Family Housing, GNMA-Collateralized:
    975,000    Aaa*       6.875% due 5/1/26(b)                                      1,018,875
  2,000,000    Aaa*       Zero coupon due 5/1/27(b)                                   207,500
    205,000    A1*    Pittsburgh Urban Redevelopment Authority,
                        Mortgage Revenue, Series B, 6.950% due 10/1/10(b)             207,050
  1,000,000             AAA Puerto Rico Housing Bank & Finance Agency,
                        Single-Family Housing Mortgage, GNMA, FNMA, &
                        FHLMC-Collateralized, 6.250% due 4/1/29(b)                  1,012,500
---------------------------------------------------------------------------------------------
                                                                                    2,445,925
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                      VALUE
=============================================================================================
Industrial Development -- 12.0%
$ 1,000,000    Baa3*  Allegheny County IDA Revenue, Refunding
                        Environmental Improvement, USX Corporation,
                        6.700% due 12/1/20(e)                                     $ 1,032,500
  1,000,000    A-     Bradford IDA Solid Waste, International Paper,
                        6.600% due 3/1/19(b)                                        1,035,000
  1,000,000    A-     Erie County IDA, Environmental Improvement Revenue,
                        (International Paper Co. Project), Series A,
                        7.625% due 11/1/18(b)(e)                                    1,121,250
  1,000,000    AA     Northampton County  IDA Revenue, (Moravian Hall Square,
                        Project A), Asset Guaranty, 5.550% due 7/1/14                 953,750
---------------------------------------------------------------------------------------------
                                                                                    4,142,500
---------------------------------------------------------------------------------------------
Miscellaneous -- 3.3%
  1,000,000    BBB    Puerto Rico Housing Bank & Finance Agency,
                        7.500% due 12/1/06                                          1,137,500
---------------------------------------------------------------------------------------------
Pollution Control --  4.5%
  1,000,000    AAA    Northampton County IDA, Metropolitan Edison,
                        Series A, MBIA-Insured, 6.100% due 7/15/21                  1,026,250
    500,000    BBB-   Pennsylvania Economic Development Financing
                        Authority, Resource Recovery Revenue,
                        (Culver Project), Series D, 7.150% due 12/1/18(b)             523,750
---------------------------------------------------------------------------------------------
                                                                                    1,550,000
---------------------------------------------------------------------------------------------
Pre-Refunded(c) -- 3.6%
    960,000    AAA    Philadelphia Hospital Revenue, (United Hospital Inc.
                        Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08(e)        1,251,600
---------------------------------------------------------------------------------------------
Short-Term(d) -- 1.7%
    600,000    VMIG 1*  Pennsylvania State Higher Education Facility, College
                        and University Revenue, 5.000% due 10/1/09                    600,000
---------------------------------------------------------------------------------------------
Solid Waste -- 3.7%
    250,000    A      Lancaster County Solid Waste Management Authority,
                        Resource Recovery Systems Revenue Landfill,
                        7.875% due 12/15/09                                           260,625
  1,000,000    A      New Morgan IDA Solid Waste Disposal, Browning Ferris
                        Industries, Inc., 6.500% due 4/1/19(b)                      1,032,500
---------------------------------------------------------------------------------------------
                                                                                    1,293,125
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)             September 30, 1996
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO

  FACE
 AMOUNT       RATING                   SECURITY                                      VALUE
=============================================================================================
Transportation -- 9.2%
                      Puerto Rico Commonwealth Highway & Transportation
                        Authority:
 $1,245,000    A          5.500% due 7/1/16                                       $ 1,218,544
  1,000,000    A          5.500% due 7/1/36                                           950,000
  1,000,000    BB+    Puerto Rico Ports Authority Revenue, American Airlines,
                        Series A, 6.250% due 6/1/26(b)                              1,011,250
---------------------------------------------------------------------------------------------
                                                                                    3,179,794
---------------------------------------------------------------------------------------------
Utilities -- 1.2%
    400,000    BBB    Guam Power Authority Revenue, Series A,
                        6.750% due 10/1/24                                            415,500
---------------------------------------------------------------------------------------------
Water & Sewer -- 5.7%
  1,000,000    AAA    Philadelphia Water & Wastewater Revenue,
                        MBIA-Insured, 6.250% due 8/1/12                             1,071,250
  1,000,000    A      Puerto Rico Commonwealth Aqueduct & Sewer
                        Revenue, 5.000% due 7/1/19                                    902,500
---------------------------------------------------------------------------------------------
                                                                                    1,973,750
---------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $33,873,639**)                                     $34,714,969
=============================================================================================

(a) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e)  Securities segregated by Custodian for open purchase commitment.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 25 and 26 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1  -- Moody's highest rating for issues having a demand feature --
           VRDO.

MIG 1   -- Moody's highest rating for short-term municipal obligations.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
 Statements of Assets and Liabilities (unaudited)           September 30, 1996
--------------------------------------------------------------------------------

                                                       Georgia       Ohio       Pennsylvania
                                                      Portfolio    Portfolio      Portfolio
=============================================================================================
ASSETS:
   Investments, at value (Cost -- $19,877,398,
     $9,029,539 and $33,873,639, respectively)      $ 20,539,693   $ 9,326,475   $ 34,714,969
   Cash                                                   79,180        75,255         57,145
   Receivable for securities sold                        994,998          --        1,412,955
   Interest receivable                                   311,208       158,085        594,802
   Receivable from manager                                  --           8,874           --
   Receivable for Fund shares sold                        19,420          --           51,530
   Other assets                                            3,867          --             --
---------------------------------------------------------------------------------------------
   Total Assets                                       21,948,366     9,568,689     36,831,401
---------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                        --            --        1,959,670
   Payable for securities purchased                    1,529,925          --             --
   Distribution fees payable                               2,776         1,436          5,334
   Accrued expenses                                       33,480        21,690         16,876
---------------------------------------------------------------------------------------------
   Total Liabilities                                   1,566,181        23,126      1,981,880
---------------------------------------------------------------------------------------------
Total Net Assets                                    $ 20,382,185   $ 9,545,563   $ 34,849,521
=============================================================================================
NET ASSETS:
   Par value of shares of beneficial interest       $      1,620   $       776   $      2,745
   Capital paid in excess of par value                19,666,188     9,263,530     34,179,135
   Undistributed (overdistributed) net
     investment income                                   (12,328)       25,176        (25,181)
   Accumulated net realized gain (loss)
     on security transactions                             64,410       (40,855)      (148,508)
   Net unrealized appreciation of investments            662,295       296,936        841,330
---------------------------------------------------------------------------------------------
Total Net Assets                                    $ 20,382,185   $ 9,545,563   $ 34,849,521
---------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                               874,198       359,156      1,138,740
---------------------------------------------------------------------------------------------
   Class B                                               511,241       338,891      1,201,556
---------------------------------------------------------------------------------------------
   Class C                                               234,556        78,348        404,503
---------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                   $      12.58   $     12.31   $      12.71
---------------------------------------------------------------------------------------------
   Class B*                                         $      12.58   $     12.28   $      12.69
---------------------------------------------------------------------------------------------
   Class C**                                        $      12.57   $     12.29   $      12.69
---------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value)  $      13.10   $     12.82   $      13.24
=============================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1996

                                                      Georgia        Ohio       Pennsylvania
                                                     Portfolio     Portfolio      Portfolio
============================================================================================
INVESTMENT INCOME:
   Interest                                         $   586,218   $   271,406   $    963,756
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                              43,602        20,437         72,080
   Distribution fees (Note 4)                            37,695        19,356         73,220
   Shareholder and system servicing fees                  8,725         7,670         10,478
   Audit and legal                                        6,500         7,500          8,200
   Shareholder communications                             4,000         2,500          5,500
   Pricing fees                                           2,600         2,500          3,114
   Trustees' fees                                         1,225         1,475          2,000
   Registration fees                                      1,100         2,750          5,000
   Custody                                                  800           500          1,513
   Other                                                  5,475         1,875            743
--------------------------------------------------------------------------------------------
   Total Expenses                                       111,722        66,563        181,848
   Less: Management fee waiver and
         expense reimbursement (Note 4)                 (43,602)      (29,311)       (72,080)
--------------------------------------------------------------------------------------------
   Net Expenses                                          68,120        37,252        109,768
--------------------------------------------------------------------------------------------
Net Investment Income                                   518,098       234,154        853,988
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT (NOTE 5):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                              4,584,801     3,858,425     19,040,490
     Cost of securities sold                          4,514,335     3,914,580     19,173,004
--------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                              70,466       (56,155)      (132,514)
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   of Investments:
     Beginning of period                                588,454       157,371        450,439
     End of period                                      662,295       296,936        841,330
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation               73,841       139,565        390,891
--------------------------------------------------------------------------------------------
Net Gain on Investments                                 144,307        83,410        258,377
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations              $   662,405   $   317,564   $  1,112,365
============================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

Georgia Portfolio                                    September 30     March 31
================================================================================
OPERATIONS:
   Net investment income                              $   518,098   $   777,391
   Net realized gain                                       70,466        87,317
   Increase in net unrealized appreciation                 73,841       313,712
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations                 662,405     1,178,420
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                 (515,556)     (786,513)
   Net realized gains                                        --         (62,942)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                       (515,556)     (849,455)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                     2,784,849     9,072,752
   Net asset value of shares issued
     for reinvestment of dividends                        325,261       553,165
   Cost of shares reacquired                             (993,559)   (4,202,205)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                            2,116,551     5,423,712
--------------------------------------------------------------------------------
Increase in Net Assets                                  2,263,400     5,752,677
NET ASSETS:
   Beginning of period                                 18,118,785    12,366,108
--------------------------------------------------------------------------------
   End of period*                                     $20,382,185   $18,118,785
================================================================================
* Includes overdistributed net investment income of:  $   (12,328)  $   (14,870)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

Ohio Portfolio                                        September 30    March 31
================================================================================
OPERATIONS:
   Net investment income                              $   234,154   $   397,606
   Net realized gain (loss)                               (56,155)       44,113
   Increase (decrease) in net unrealized appreciation     139,565        (1,214)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations                 317,564       440,505
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                 (239,177)     (379,858)
   Net realized gains                                        --             (42)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                       (239,177)     (379,900)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                     1,261,553     4,195,758
   Net asset value of shares issued
     for reinvestment of dividends                        173,616       282,773
   Cost of shares reacquired                             (861,886)   (1,033,839)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                              573,283     3,444,692
--------------------------------------------------------------------------------
Increase in Net Assets                                    651,670     3,505,297
NET ASSETS:
   Beginning of period                                  8,893,893     5,388,596
--------------------------------------------------------------------------------
   End of period*                                     $ 9,545,563   $ 8,893,893
================================================================================
* Includes undistributed net investment income of:    $    25,176   $    30,199
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

Pennsylvania Portfolio                                September 30    March 31
================================================================================
OPERATIONS:
   Net investment income                              $   853,988   $ 1,213,416
   Net realized gain (loss)                              (132,514)      190,854
   Increase in net unrealized appreciation                390,891        24,753
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations               1,112,365     1,429,023
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                 (878,061)   (1,250,241)
   Net realized gains                                        --         (96,147)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                       (878,061)   (1,346,388)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                     5,830,759    17,277,337
   Net asset value of shares issued
     for reinvestment of dividends                        551,628       900,287
   Cost of shares reacquired                           (1,427,296)   (4,761,052)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                            4,955,091    13,416,572
--------------------------------------------------------------------------------
Increase in Net Assets                                  5,189,395    13,499,207
NET ASSETS:
   Beginning of period                                 29,660,126    16,160,919
--------------------------------------------------------------------------------
   End of period*                                     $34,849,521   $29,660,126
================================================================================
* Includes overdistributed net investment income of:  $   (25,181)  $    (1,108)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Georgia, Ohio and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, New York, National, Limited Term, Florida Limited Term, California Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. PORTFOLIO CONCENTRATION

     Since each Portfolio invests primarily in obligations of issuers within either Georgia, Ohio or Pennsylvania, each portfolio is subject to possible

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolios pay SBMFM a management fee calculated at the annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. SBMFM waived all of its management fees for each of the Portfolios for the six months ended September 30, 1996. In addition, SBMFM has agreed to reimburse the Ohio Portfolio for certain expenses totaling $8,874 for the six months ended September 30, 1996.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1996, SB received sales charges of approximately $82,000 on purchases of the Portfolios' Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase.

     For the six months ended September 30, 1996, CDSCs paid to SB were approximately:

Portfolio                                             Class B           Class C
================================================================================
Georgia                                               $ 5,000             $1,000
--------------------------------------------------------------------------------
Ohio                                                   17,000               --
--------------------------------------------------------------------------------
Pennsylvania                                           38,000               --
================================================================================

     Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     For the six months ended September 30, 1996, total Distribution Plan fees incurred were:

Portfolio                                 Class A        Class B         Class C
================================================================================
Georgia                                   $7,805         $19,624         $10,266
--------------------------------------------------------------------------------
Ohio                                       3,120          12,958           3,278
--------------------------------------------------------------------------------
Pennsylvania                               9,632          46,599          16,989
================================================================================

     All officers and two Trustees of the Fund are employees of SB.

     5. INVESTMENTS

     During the six months ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                   Georgia            Ohio          Pennsylvania
                                  Portfolio         Portfolio         Portfolio
================================================================================
Purchases                        $7,276,746        $4,127,653        $24,250,146
--------------------------------------------------------------------------------
Sales                             4,584,801         3,858,425         19,040,490
================================================================================

     At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                           Georgia        Ohio      Pennsylvania
                                          Portfolio     Portfolio     Portfolio
================================================================================
Gross unrealized appreciation*            $ 672,382     $ 315,104     $ 854,513
Gross unrealized depreciation*              (10,087)      (18,168)      (13,183)
-------------------------------------------------------------------------------
Net unrealized appreciation*              $ 662,295     $ 296,936     $ 841,330
================================================================================
* Substantially the same for Federal income tax purposes.

     6. SHARES OF BENEFICIAL INTEREST

     At September 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to establish multiple classes of shares. Each share of a class represents an identical interest in its respective portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At September 30, 1996, total paid-in capital amounted to the following for each class:

Portfolio                           Class A           Class B          Class C
================================================================================
Georgia                           $10,559,673       $ 6,247,630       $2,860,505
--------------------------------------------------------------------------------
Ohio                                4,247,961         4,083,048          933,297
--------------------------------------------------------------------------------
Pennsylvania                       14,167,567        15,028,786        4,985,527
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                   Six Months Ended            Year Ended
                                  September 30, 1996          March 31, 1996
                                 ---------------------     --------------------
Georgia Portfolio                 Shares        Amount     Shares        Amount
================================================================================
Class A
Shares sold                      126,349   $ 1,570,409    329,410   $ 4,143,887
Shares issued on reinvestment     13,796       171,662     24,570       308,463
Shares redeemed                  (45,192)     (562,725)  (278,738)   (3,443,532)
--------------------------------------------------------------------------------
Net Increase                      94,953   $ 1,179,346     75,242   $ 1,008,818
================================================================================
Class B
Shares sold                       86,789   $ 1,075,040    252,969   $ 3,190,010
Shares issued on reinvestment      7,066        87,927     10,810       136,165
Shares redeemed                  (19,352)     (240,576)   (37,761)     (480,144)
--------------------------------------------------------------------------------
Net Increase                      74,503   $   922,391    226,018   $ 2,846,031
================================================================================
Class C
Shares sold                       11,238   $   139,400    139,440   $ 1,738,855
Shares issued on reinvestment      5,286        65,672      8,613       108,537
Shares redeemed                  (15,365)     (190,258)   (21,760)     (278,529)
--------------------------------------------------------------------------------
Net Increase                       1,159   $    14,814    126,293   $ 1,568,863
================================================================================
Ohio Portfolio
================================================================================
Class A
Shares sold                       62,239   $   752,160    100,478   $ 1,246,540
Shares issued on reinvestment      7,200        87,708     10,596       130,155
Shares redeemed                  (10,675)     (130,594)   (41,822)     (516,845)
--------------------------------------------------------------------------------
Net Increase                      58,764   $   709,274     69,252   $   859,850
================================================================================
Class B
Shares sold                       32,302   $   398,997    202,242   $ 2,495,050
Shares issued on reinvestment      5,691        69,212      9,992       122,694
Shares redeemed                  (54,787)     (664,405)   (27,239)     (331,647)
--------------------------------------------------------------------------------
Net Increase (Decrease)          (16,794)  $  (196,196)   184,995   $ 2,286,097
================================================================================
Class C
Shares sold                        9,045   $   110,396     37,400   $   454,168
Shares issued on reinvestment      1,372        16,696      2,437        29,924
Shares redeemed                   (5,467)      (66,887)   (15,046)     (185,347)
--------------------------------------------------------------------------------
Net Increase                       4,950   $    60,205     24,791   $   298,745
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                    Six Months Ended            Year Ended
                                   September 30, 1996         March 31, 1996
                                 ----------------------   ---------------------
Pennsylvania Portfolio            Shares        Amount     Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold                      218,032   $ 2,752,926    547,143   $ 7,020,582
Shares issued on reinvestment     20,031       251,702     34,618       441,224
Shares redeemed                  (37,751)     (474,211)  (286,500)   (3,684,082)
--------------------------------------------------------------------------------
Net Increase                     200,312   $ 2,530,417    295,261   $ 3,777,724
================================================================================
Class B
Shares sold                      202,737   $ 2,545,152    681,907   $ 8,724,282
Shares issued on reinvestment     17,611       221,008     24,518       312,971
Shares redeemed                  (60,056)     (755,201)   (56,465)     (718,691)
--------------------------------------------------------------------------------
Net Increase                     160,292   $ 2,010,959    649,960   $ 8,318,562
================================================================================
Class C
Shares sold                       42,568   $   532,681    118,898   $ 1,532,473
Shares issued on reinvestment      6,290        78,918     11,472       146,092
Shares redeemed                  (15,681)     (197,884)   (28,320)     (358,279)
--------------------------------------------------------------------------------
Net Increase                      33,177   $   413,715    102,050   $ 1,320,286
================================================================================

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

                                              Class A Shares                               Class B Shares
                               ----------------------------------------      ----------------------------------------
                                  1996(1)         1996          1995(2)        1996(1)          1996       1995(3)(4)
=====================================================================================================================
Net Asset Value,
  Beginning of Period          $    12.50      $    12.10    $    12.00      $    12.50      $    12.11    $    12.27
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (5)          0.35            0.70          0.62            0.31            0.64          0.49
  Net realized and unrealized
    gain (loss)                      0.08            0.45          0.10*           0.08            0.45         (0.16)*
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations         0.43            1.15          0.72            0.39            1.09          0.33
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.35)          (0.70)        (0.62)          (0.31)          (0.65)        (0.49)
  Net realized gains                 --             (0.05)         --              --             (0.05)         --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.35)          (0.75)        (0.62)          (0.31)          (0.70)        (0.49)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $    12.58      $    12.50    $    12.10      $    12.58      $    12.50    $    12.11
---------------------------------------------------------------------------------------------------------------------
Total Return                         3.46%++         9.67%         6.29%++         3.20%++         9.09%         2.88%++
---------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $   11,001      $    9,744    $    8,520      $    6,433      $    5,461    $    2,551
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)                       0.46%+          0.38%         0.28%+          0.98%+          0.92%         0.85%+
  Net investment income              5.66+           5.57          5.43+           5.14+           5.20          5.37+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             24.68%          63.22%        34.05%          24.68%          63.22%        34.05%
=====================================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  For the period from April 4, 1994 (inception date) to March 31, 1995.
(3)  On November 7, 1994, the former Class E shares were renamed Class B shares.
(4)  For the period from June 15, 1994 (inception date) to March 31, 1995.
(5) The manager has waived all of its fees for the six months ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and the expense ratios would have been as follows:

                                                          Expense Ratios
                          Per Share Decreases           Without Fee Waivers
                       In Net Investment Income     and Expense Reimbursements#
                      -------------------------     ----------------------------
                       1996      1996      1995      1996       1996      1995
                       ----      ----      ----      ----       ----      ----
     Class A          $0.03     $0.11     $0.12      0.92%+     1.23%     1.20%+
     Class B           0.03      0.10      0.11      1.44+      1.77      1.82+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% and 1.30% for Class A and B shares, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                         1996(1)         1996      1995(2)(3)
================================================================================
Net Asset Value, Beginning of Period  $  12.49      $   12.09    $   12.06
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)               0.30           0.63         0.55
  Net realized and unrealized gain        0.09           0.46         0.04*
--------------------------------------------------------------------------------
Total Income From Operations              0.39           1.09         0.59
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.31)         (0.64)       (0.56)
  Net realized gains                      --            (0.05)        --
--------------------------------------------------------------------------------
Total Distributions                      (0.31)         (0.69)       (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Period        $  12.57      $   12.49    $   12.09
--------------------------------------------------------------------------------
Total Return                              3.17%++        9.05%        5.11%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $  2,948      $   2,914    $   1,295
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                            1.02%+         0.97%        0.90%+
  Net investment income                   5.04+          5.18         5.22+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  24.68%         63.22%       34.05%
================================================================================
(1)  For the six months ended September 30, 1996 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from April 14, 1994 (inception date) to March 31, 1995.
(4) The manager has waived all of its fees for the six months ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the period ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and the expense ratios would have been as follows:

                                                      Expense Ratios
                         Per Share Decreases        Without Fee Waivers
                      In Net Investment Income  and Expense Reimbursements#
                      ------------------------  ---------------------------
                       1996     1996     1995     1996     1996     1995
                       -----    -----    -----    -----    -----    -----
     Class C           $0.03    $0.10    $0.12    1.48%+   1.82%    1.85%+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                 Ohio Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

                                         Class A Shares                       Class B Shares
                               --------------------------------      ---------------------------------
                               1996(1)        1996      1995(2)      1996(1)       1996     1995(3)(4)
======================================================================================================
Net Asset Value,
  Beginning of Period          $ 12.20      $ 11.97     $ 12.00      $ 12.18      $ 11.96     $ 12.02
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (5)       0.32         0.71        0.52         0.30         0.63        0.47
  Net realized and unrealized
  gain (loss)                     0.13         0.19       (0.07)*       0.11         0.21       (0.10)*
------------------------------------------------------------------------------------------------------
Total Income From Operations      0.45         0.90        0.45         0.41         0.84        0.37
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.34)       (0.67)      (0.48)       (0.31)       (0.62)      (0.43)
  Net realized gains              --          (0.00)**     --           --          (0.00)**     --
------------------------------------------------------------------------------------------------------
Total Distributions              (0.34)       (0.67)      (0.48)       (0.31)       (0.62)      (0.43)
------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $ 12.31      $ 12.20     $ 11.97      $ 12.28      $ 12.18     $ 11.96
------------------------------------------------------------------------------------------------------
Total Return                      3.72%++      7.65%       4.04%++      3.41%++      7.10%       3.31%++
------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $ 4,420      $ 3,665     $ 2,766      $ 4,163      $ 4,334     $ 2,041
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)                    0.54%+       0.30%       0.20%+       1.05%+       0.83%       0.72%+
  Net investment income           5.44+        5.86        5.75+        4.92+        5.44        5.10+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate          43.28%       41.75%      43.84%       43.28%       41.75%      43.84%
======================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  For the period from June 13, 1994 (inception date) to March 31, 1995.
(3)  On November 7, 1994, the former Class E shares were renamed Class B shares.
(4)  For the period from June 14, 1994 (inception date) to March 31, 1995.
(5) The manager has waived all of its fees and reimbursed expenses of $8,874, $59,614 and $41,401 for the six months ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and the expense ratios would have been as follows:

                                                      Expense Ratios
                         Per Share Decreases        Without Fee Waivers
                      In Net Investment Income  and Expense Reimbursements#
                      ------------------------  ---------------------------
                       1996     1996     1995     1996     1996     1995
                       -----    -----    -----    -----    -----    -----
     Class A           $0.04    $0.16    $0.21    1.18%+   1.58%    1.91%+
     Class B            0.04     0.11     0.25    1.70+    2.14     2.43+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
**   Amount represents less than $0.01.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% and 1.30% for Class A and B shares, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                                 Ohio Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                               1996(1)        1996     1995(2)(3)
================================================================================
Net Asset Value, Beginning of Period         $12.19        $11.96      $12.02
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                    0.34          0.63        0.46
  Net realized and unrealized gain (loss)      0.07          0.21       (0.09)*
--------------------------------------------------------------------------------
Total Income From Operations                   0.41          0.84        0.37
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.31)        (0.61)      (0.43)
  Net realized gains                           --           (0.00)**      --
--------------------------------------------------------------------------------
Total Distributions                           (0.31)        (0.61)      (0.43)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.29        $12.19      $11.96
--------------------------------------------------------------------------------
Total Return                                   3.39%++       7.14%       3.28%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $  963        $  895      $  582
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                                 1.10%+        0.89%       0.77%+
  Net investment income                        4.88+         5.37        5.09+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       43.28%        41.75%      43.84%
================================================================================
(1)  For the six months ended September 30, 1996 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from June 14, 1994 (inception date) to March 31, 1995.
(4) The manager has waived all of its fees and reimbursed expenses of $8,874, $59,614 and $41,401 for the six months ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and the expense ratios would have been as follows:

                                                      Expense Ratios
                         Per Share Decreases        Without Fee Waivers
                      In Net Investment Income  and Expense Reimbursements#
                      ------------------------  ---------------------------
                       1996     1996     1995     1996     1996     1995
                       -----    -----    -----    -----    -----    -----
     Class C           $0.04    $0.16    $0.25    1.74%+   2.20%    2.48%+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
**   Amount represents less than $0.01 per share.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

                               Class A Shares             Class B Shares
                          ------------------------   -------------------------
                               1996(1)      1996   1995(2)(3)       1996(1)     1996(4)   1995(5)(6)
=====================================================================================================
Net Asset Value,
  Beginning of Period          $12.62      $12.40    $12.00         $12.61      $12.39      $12.35
-----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (7)      0.35        0.70      0.67           0.31        0.64        0.51
  Net realized and
  unrealized gain                0.10        0.29      0.35*          0.10        0.29        0.01*
-----------------------------------------------------------------------------------------------------
Total Income From Operations     0.45        0.99      1.02           0.41        0.93        0.52
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.36)      (0.72)    (0.62)         (0.33)      (0.66)      (0.48)
  Net realized gains             --         (0.05)     --             --         (0.05)       --
-----------------------------------------------------------------------------------------------------
Total Distributions             (0.36)      (0.77)    (0.62)         (0.33)      (0.71)      (0.48)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $12.71      $12.62    $12.40         $12.69      $12.61      $12.39
-----------------------------------------------------------------------------------------------------
Total Return                     3.63%++     8.08%     8.82%++        3.32%++     7.61%       4.43%++
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $14,471     $11,847   $7,974         $15,247     $13,131     $4,850
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (7)                   0.37%+      0.38%     0.29%+         0.88%+      0.88%       0.82%+
  Net investment income          5.64+       5.57      5.76+          5.13+       5.07        5.31+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate         60.71%      87.49%    37.60%         60.71%      87.49%      60.71%
=====================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3)  For the period from April 4, 1994 (inception date) to March 31, 1995.
(4) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(5)  On November 7, 1994, the former Class E shares were renamed Class B shares.
(6)  For the period from June 20, 1994 (inception date) to March 31, 1995.
(7) The manager has waived all of its fees for the six months ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and of expense ratios would have been as follows:

                                                      Expense Ratios
                         Per Share Decreases        Without Fee Waivers
                      In Net Investment Income  and Expense Reimbursements#
                      ------------------------  ---------------------------
                       1996     1996     1995     1996     1996     1995
                       -----    -----    -----    -----    -----    -----
     Class A           $0.03    $0.07    $0.09    0.82%+   0.93%    1.03%+
     Class B            0.03     0.07     0.08    1.33+    1.44     1.58+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% and 1.30% for Class A and B shares, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                          1996(1)        1996      1995(2)(3)
================================================================================
Net Asset Value, Beginning of Period    $ 12.61      $ 12.39      $ 12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                0.31         0.64         0.59
  Net realized and unrealized gain         0.10         0.29         0.36*
--------------------------------------------------------------------------------
Total Income From Operations               0.41         0.93         0.95
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.33)       (0.66)       (0.56)
  Net realized gains                       --          (0.05)        --
--------------------------------------------------------------------------------
Total Distributions                       (0.33)       (0.71)       (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $ 12.69      $ 12.61      $ 12.39
--------------------------------------------------------------------------------
Total Return                               3.30%++      7.56%        8.14%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $ 5,132      $ 4,682      $ 3,337
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                             0.94%+       0.94%        0.86%+
  Net investment income                    5.07+        5.00         5.04+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                   60.71%       87.49%       37.60%
================================================================================
(1)  For the six months ended September 30, 1996 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from April 5, 1994 (inception date) to March 31, 1995.
(4) The manager has waived all of its fees for the six months ended September 30, 1996, the year ended March 31, 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and the expense ratios would have been as follows:

                                                      Expense Ratios
                         Per Share Decreases        Without Fee Waivers
                      In Net Investment Income  and Expense Reimbursements#
                      ------------------------  ---------------------------
                       1996     1996     1995     1996     1996     1995
                       -----    -----    -----    -----    -----    -----
     Class C           $0.03    $0.07    $0.09    1.40%+   1.49%    1.56%+

* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Smith Barney                                                       SMITH BARNEY
Muni Funds                                                         ------------
                                               A member of TravelersGroup [Logo]

Trustees
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer
Peter M. Coffey
Vice President
Lawrence T. McDermott
Vice President
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for
the general information of the
shareholders of Smith Barney
Muni Funds -- Georgia, Ohio and
Pennsylvania Portfolios. It is not
authorized for distribution to prospective investors unless accompanied or preceded by acurrent Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013


FD0798 11/96



[front cover]

S E M I - A N N U A L  R E P O R T

Smith Barney
Muni Funds
California Money
Market Portfolio

September 30, 1996

[Smith Barney logo] Smith Barney Mutual Funds
                    Investing for your future.
                    Every day.

California Money Market Portfolio

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds-California Money Market Portfolio for the period ended September 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow in the semi-annual report.

Market and Economic Overview

It appears that the U.S. economy is showing some signs of slowing from its 4.7% second quarter growth rate and we expect the third quarter's annual growth rate to be in the 1.5% to 2% range. However, the extent of the U.S. economic slowdown remains uncertain. Currently, weakness is evident in consumer spending. Although retail sales rose slightly in the months of July and August, department store sales dropped during the first two weeks of September. In our view, rising debt levels and credit card delinquencies may be taking its toll on consumers.

During his July 18, 1996 Humphrey-Hawkins testimony, Federal Reserve Board Chairman Alan Greenspan cited two key issues to watch: additional evidence suggesting higher wage inflation and the sustainability of above-average growth after the surge in the Gross Domestic Product (GDP) annual growth rate (4.7%) during the second quarter of 1996. It is unlikely that many U.S. corporations will be able to sustain earnings growth if wages continue to increase without cutting expenses or passing on the costs to consumers in the form of higher prices. However, since that time, several new reports released point to slower GDP growth during the third quarter of 1996. Yet, the debate continues about whether the apparent slowdown in the annual rate of U.S. economic growth will be large enough and soon enough to alleviate building wage pressures in an increasingly tight labor market.

As we stated previously, while there are some clear signs that the U.S. economic growth slowed during the third quarter of 1996, we believe there are still pockets of growth that may warrant some concern. Many consumers continue to purchase big ticket items, with spending on housing and automobiles, despite higher borrowing costs, showing solid momentum. Moreover, the U.S. unemployment rate fell to a seven-year low of 5.1% in August. Non-farm payrolls have averaged a monthly growth rate of more than 230,000 for the first eight months of 1996. During the same time period in 1995, non-farm payrolls grew at a monthly rate of 185,000.

Portfolio Performance Update

As of September 30, 1996, the California Money Market Portfolio's 7-day current yield was 2.99%. The Portfolio's 7-day effective yield--which reflects compounding--was 3.03%. This means that California state residents in the combined federal and effective state income tax bracket of 45.30% would have to earn a taxable yield of 5.22% to match the tax-free income provided by the Portfolio.

While the California Money Market Portfolio tries to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S. government does not insure or guarantee an investment in the California Money Market Portfolio.

California Economic Highlights

Both the California economy and California municipal bonds are back in an enviable position. Gone is the economic torpor of a few years ago, as well as the taint of Orange County's fiscal difficulties. One of the most notable improvements in the California economy has been strong state employment gains. Although total employment still lags significantly behind California's pre-recessionary 1990 peak, the employment increases in the last two years have been impressive.

The aerospace and defense industries were devastated by defense cutbacks and the relocation of several major companies to lower-cost states during the past six years. However, these job losses have been offset by significant employment gains in the entertainment, import, export and transportation industries. In our view, the employment patterns in California indicate that the state now has a more diversified and vibrant economy which is well on its way to stable growth.

With respect to the state's municipal bonds, it was not too long ago that many investors avoided local California municipal issues. There issues are now in higher demand and in relatively short supply. The bottom line is that the California municipal bond market is benefiting from today's attractive rate structure and should more than hold its own in any rate environment as we head toward the late 1990s.

Portfolio's Investment Strategy

The California Money Market Portfolio seeks to provide investors with income exempt from federal income tax and California personal income taxes by investing in a portfolio of high quality, short-term California municipal obligations selected for liquidity and stability of principal. The average maturity of the Portfolio's holdings is expected to remain between 50 and 60 days over the near term.

While concerns earlier in the year of major changes in the tax code made many investors leery of the tax-exempt market, we are confident that with the elections over that tax reform or a flat tax is behind us in the near future. We believe that state and local government access to the debt market is essential to maintain the aging infrastructure of the country.

In closing, thank you for investing in the California Money Market Portfolio. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/Heath B. McLendon           /s/Joseph Benevento
Heath B. McLendon              Joseph Benevento
Chairman and                   Vice President
Chief Executive Officer

October 15, 1996

Schedule of Investments (unaudited)                         September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
$ 4,000,000    A-1        Anaheim Housing Authority Multi-Family Housing
                           Revenue (Park Vista Apartments-A) 3.85% (a)(b)                  $ 4,000,000
                          California Alternative Energy Source Finance Authority:
                           Cogeneration Revenue Refunding:
 25,330,000    A-1+         Arroyo Energy Series A 3.75% (a)(b)                            25,330,000
  7,400,000    A-1+         Arroyo Energy Series B 3.70% (a)(b)                             7,400,000
  4,900,000    VMIG 1*      Hydroelectric Rock Creek Limited 3.85% (a)(b)                   4,900,000
 18,100,000    A-1          Modesto Energy Project Series 85A 3.80% (b)                    18,100,000
  1,000,000    A-1+       California County IDA IDR (Image Labs Project)
                           3.65% (a)(b)                                                     1,000,000
                          California Department of Water TECP:
  7,537,000    A-1+        3.35% due 11/13/96                                               7,537,000
  5,000,000    A-1+        3.25% due 10/22/96                                               5,000,000
                          California GO TECP Notes:
 11,000,000    A-1         3.50% due 10/30/96                                              11,000,000
  6,600,000    A-1         3.35% due 11/20/96                                               6,600,000
                          California Health Facilities Financing Authority Revenue:
  1,600,000    A-1+        Catholic Healthcare - Series 88A 3.65% (b)                       1,600,000
  2,000,000    A-1+        Catholic Healthcare - Series 88C 3.65% (b)                       2,000,000
  7,000,000    A-1+        Catholic Healthcare - B 3.65% (b)                                7,000,000
  2,300,000    A-1+        Catholic Healthcare - C 3.65% (b)                                2,300,000
 17,700,000    A-1+        Catholic Healthcare - D 3.65% (b)                               17,700,000
  6,000,000    A-1+        Catholic West - C 3.65% (b)                                      6,000,000
  6,200,000    A-1+        Catholic West - D 3.65% (b)                                      6,200,000
  1,700,000    VMIG 1*     Granada Hills Community Hospital 3.90% (b)                       1,700,000
  1,950,000    A-1+        St. Joseph's Health System Series B 3.80% (b)                    1,950,000
                          California Health Facility Financing Authority Revenue:
  3,750,000    SP-1+       Childrens Hospital of Orange County 3.65% (b)                    3,750,000
  3,100,000    A-1+        Pool Program Series 90A 3.70% (b)                                3,100,000
                          California Housing Finance Agency Revenue:
 15,815,000    VMIG 1*     Muni Trust Receipts 4.00% (a)(b)                                15,815,000
 22,720,000    VMIG 1*     3.85% (b)                                                       22,720,000
                          California Pollution Control Financing Authority:
  2,700,000    P-1*        PCR (Homestake Mining) 3.80% (b)                                 2,700,000
 10,000,000    A-1+        PCR (Pacific Gas & Electric 96D) TECP
                            3.30% due 11/20/96                                             10,000,000
 25,000,000    A-1+        PCR (Pacific Gas & Electric) TECP Series E
                            3.50% due 11/12/96                                             25,000,000
 27,000,000    A-1+        PCR (Pacific Gas & Electric) Series A 3.85% (a)(b)              27,000,000
 15,000,000    A-1+        PCR (Pacific Gas & Electric) Series B 3.75% (a)(b)              15,000,000
  4,900,000    A-1+        PCR (Southdown Inc. Project) 3.55% (b)                           4,900,000
  1,100,000    A-1+        PCR (Southdown Inc. Project) Series B 3.55% (b)                  1,100,000
  7,000,000    P-1*        PCR Refunding (Sierra Pacific Project) 3.75% (b)                 7,000,000

                                   See Notes to Financial Statements.

4

Schedule of Investments (unaudited) (continued)             September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
$ 4,250,000    VMIG 1*     Resource Recovery (Sangier Project) Series A
                            3.80% (a)(b)                                                  $ 4,250,000
                           Resource Recovery (Wadham Energy Project):
  6,605,000    A-1          Series 87A 3.90% (a)(b)                                         6,605,000
  9,300,000    A-1          Series 87B 3.90% (a)(b)                                         9,300,000
  1,900,000    A-1          Series 87C 3.90% (a)(b)                                         1,900,000
  8,675,000    P-1*        Sierra Pacific Project 3.85% (a)(b)                              8,675,000
                           Solid Waste Disposal Revenue:
                            Colmac Energy Project:
 17,900,000    A-1+          Series 90A 3.80% (a)(b)                                       17,900,000
  7,000,000    A-1+          Series 90C 3.80% (a)(b)                                        7,000,000
 20,000,000    VMIG 1*    California Public Capital Improvement Financing
                           Authority Series C 3.80% due 12/16/96 (c)                       20,000,000
 28,500,000    SP-1+      California School Cash Reserve Program Authority
                           (Series A) 4.75% due 7/2/97                                     28,681,629
                          California State GO:
  6,235,000    A-1+        Muni Trust Receipts 3.95% (b)                                    6,235,000
  6,255,000    A-1+        Muni Trust Receipts Series 95 3.85% (b)                          6,255,000
  5,000,000    A-1+        TECP 3.45% due 11/13/96                                          5,000,000
  2,200,000    A-1+        TECP 3.55% due 12/11/96                                          2,200,000
 29,520,000    SP-1+      California State RAN Series-A 4.50% due 6/30/97                  29,644,993
 10,000,000    A-1+       California State RAN Series C-2 3.80% (b)                        10,000,000
 10,400,000    A-1+       California State RAN Series C-3 3.70% (b)                        10,400,000
 31,000,000    A-1+       California State RAN Series C-4 3.70% (b)                        31,000,000
 20,000,000    A-1+       California State RAN Series C-5 3.45% (b)                        20,000,000
                          California Statewide Community Development
                          Corporation Revenue:
  1,560,000    A-1+         Contech Construction 3.65% (a)(b)                               1,560,000
  1,430,000    A-1+         J. Michelle Series B 3.65% (a)                                  1,430,000
  3,200,000    NR           Supreme Truck 3.85% (a)(b)                                      3,200,000
                          California Statewide Community Development Authority:
                           Irvine Apartment Development Revenue:
 13,000,000    A-1+         Subseries A-4 3.80% (b)                                        13,000,000
  7,000,000    A-1+         Subseries A-7 3.85% (a)(b)                                      7,000,000
 25,900,000    A-1+        Kaiser Permanente 3.80% (b)                                     25,900,000
 25,000,000    A-1+        Multi-Family Revenue (Canyon Creek Apartments)
                            3.85% (b)                                                      25,000,000
 10,000,000    SP-1+       TRAN Series A 4.75% due 6/30/97                                 10,053,727
  1,300,000    SP-1+      Chowchilla Union High School District Transportation 4.25%
                           due 6/30/97                                                      1,304,665
 26,500,000    A-1        Chula Vista IDR (San Diego Gas & Electric Co.) 3.90% (a)(b)      26,500,000
  1,000,000    A-1        Chula Vista IDR (San Diego Gas & Electric Co.) Series A
                           3.70% (b)                                                        1,000,000
  2,365,000    A-1        Chula Vista Industrial Development Authority Industrial
                           Revenue (Sutherland/Palumbo Project) 4.00% (a)(b)                2,365,000

                                   See Notes to Financial Statements.

                                                                               5

Schedule of Investments (unaudited) (continued)             September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
                          Clipper California Tax-Exempt Muni Trust Receipts:
$ 6,890,000    VMIG 1*     Series 96-6B 3.95% (b)                                         $ 6,890,000
 20,730,000    VMIG 1*     Series 96 3.85% (b)                                             20,730,000
  3,500,000    A-1+       Concord Multi-Family Mortgage Revenue (Crossroads
                           Apartments) Series 88B 3.70% (b)                                 3,500,000
  2,300,000    MIG 1*     Contra Costa California Community College District
                           TRAN 4.50% due 6/30/97                                           2,311,550
                          Contra Costa County Multi-Family Housing Revenue:
 17,000,000    VMIG 1*     Park Agency Series 92A 4.05% (a)(b)                             17,000,000
  4,500,000    A-1         Del Norte Apartments Series 94A 3.95% (a)(b)                     4,500,000
 13,700,000    SP-1+      Contra Costa County TRAN 4.50% due 7/3/97                        13,771,540
                          East Bay California Municipal Utility District TECP:
 10,000,000    A-1+        3.50% due 10/24/96                                              10,000,000
 21,650,000    A-1+        3.50% due 10/30/96                                              21,650,000
  2,000,000    A-1+       Fairfield IDA (R. Dakin & Company Project) 3.55% (b)              2,000,000
                          Fairfield Redevelopment Agency Highway 12:
  3,910,000    NR          Pre-Refunded - Escrowed with U.S. Government Securities to
                            10/1/10 Call @ 102, 8.00% due  10/1/96 (d)                      3,988,200
  3,975,000    NR          Pre-Refunded - Escrowed with U.S. Government Securities to
                            10/1/16 Call @ 102, 8.50% due  10/1/96 (d)                      4,054,500
  2,100,000    NR          Pre-Refunded - Escrowed with U.S. Government Securities to
                            10/1/18 Call @ 102, 9.00% due  10/1/96 (d)                      2,142,000
  5,200,000    VMIG 1*    Fresno Multi-Family Housing (Heron Pointe) 3.75% (b)              5,200,000
 15,000,000    SP-1+      Fresno USD TANS 4.50% due 10/11/96                               15,004,150
  2,900,000    A-1        Hayward Housing Authority Multi-Family Revenue Refunding
                           Mortgage (Huntwood Terrace Apartments) 4.05% (b)                 2,900,000
  1,220,000    A-1        Healdsburg Community Redevelopment Agency Revenue Refunding
                           (Vineyard Plaza Project - A Shopping Center) 3.80% (b)           1,220,000
  6,400,000    VMIG 1*    Hermosa Beach California Parking Authority Certificates
                           3.75% (b)                                                        6,400,000
 19,450,000    SP-1+      Huntington Beach California TRANS Series 1996-97 4.50% due
                           10/1/97                                                         19,548,806
  1,225,000    VMIG 1*    Indio Housing Authority Revenue (Smoketree Apartments)
                           3.90% (b)                                                        1,225,000
 33,800,000    A-1+       Irvine California Improvement Board Act 1915 (Assessment
                           District 85-7-1) 3.60% (b)                                      33,800,000
  3,250,000    VMIG 1*    Kings California Multi-Family Housing (Edgewater Isle)
                           3.75% (b)                                                        3,250,000
  8,000,000    P-1*       Lodi IDA (Dart Container) 3.30% (b)                               8,000,000
  1,500,000    A-1+       Long Beach Harbor Revenue TECP 3.40% due 10/10/96                 1,500,000
  8,400,000    A-1+       Long Beach Health Facility Revenue (Memorial Health
                          Services) Series 1991 3.80% (b)                                   8,400,000

                                   See Notes to Financial Statements.

6

Schedule of Investments (unaudited) (continued)             September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
$20,000,000    SP-1+      Los Angeles County California TRAN Series A 4.50%
                           due 6/30/97                                                    $20,101,436
 13,300,000    A-1        Los Angeles County Housing Authority Multi-Family Housing
                           Revenue, Diamond Apartments Project Series A 3.75% (a)(b)       13,300,000
                          Los Angeles County Metropolitan Transportation Authority:
 20,000,000    A-1+         Muni Trust Receipts 3.85% (b)                                  20,000,000
  2,300,000    A-1          Series A TECP 3.40% due 10/29/96                                2,300,000
  8,750,000    A-1+       Los Angeles County Sanitation District 93A Muni Trust
                           Receipts 3.85% (b)                                               8,750,000
  4,000,000    A-1+       Los Angeles County TRAN Muni Trust Receipts 4.00% (b)             4,000,000
  2,000,000    A-1+       Los Angeles Department of Airport Muni Trust Receipts
                           3.95% (a)(b)                                                     2,000,000
                          Los Angeles Department of Water & Power Electric
                          Muni Trust Receipts:
  8,765,000    A-1+         SG-20 3.85% (b)                                                 8,765,000
  4,075,000    A-1+         SGA-4 3.85% (b)                                                 4,075,000
  4,005,000    A-1+         SGA-6 3.85% (b)                                                 4,005,000
                          Los Angeles Multi-Family Housing Revenue:
  2,700,000    NR          Beverly Park Apartments 3.80% (a)(b)                             2,700,000
  2,000,000    VMIG 1*     Masselin Manor 3.70% (b)                                         2,000,000
  9,000,000    SP-1+      Los Angeles Unified School District Series-A 4.50% due
                           6/30/97                                                          9,045,194
 35,000,000    A-1        Los Angeles Wastewater TECP 3.40% due 11/18/96                   35,000,973
                          Metropolitan Water District of Southern California:
 11,475,000    A-1+        3.65% (b)                                                       11,475,000
 14,620,000    A-1+        Muni Trust Receipts 3.85% (b)                                   14,620,000
  2,500,000    SP-1+      Milpitas California Unified School District TRAN 4.50%
                           due 7/1/97                                                       2,512,244
 14,000,000    A-1+       Modesto California IDR District Finance Authority Revenue
                          Muni Trust Receipts 3.85% (b)                                    14,000,000
 10,000,000    A-1        Modesto Irrigation District 96 COP TECP 3.70% due 10/8/96        10,000,000
  5,075,000    A-1+       Modesto Multi-Family Housing Revenue Refunding
                           (Live Oak Apartments Project) 3.80% (a)(b)                       5,075,000
  4,100,000    VMIG 1*    Modesto Multi-Family Housing Revenue
                           Shadow Brook Apartments 3.80% (b)                                4,100,000
  4,000,000    SP-1+      Moorpark California Unified School District TRAN 4.50% due
                           7/1/97                                                           4,019,590
  6,080,000    SP-1+      Morgan Hill Unified School District 4.50% due 6/30/97             6,101,762
 13,500,000    VMIG 1*    Mountain View Multi-Family Housing Revenue
                           (Villa Mariposa Project) 3.65% (b)                              13,500,000
 12,100,000    VMIG 1*    Newport News Redevelopment & Housing Authority Multi-Family
                           Housing Revenue (Newport Oxford Project) 3.90% (b)              12,100,000

                                   See Notes to Financial Statements.

                                                                               7

Schedule of Investments (unaudited) (continued)             September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
$ 3,000,000    SP-1+      North Monterey County Union School District TRAN 4.50% due
                           6/30/97                                                        $ 3,010,738
                          Orange County Apartment Development Revenue:
 16,400,000    A-1         Monarch Bay Apartments 3.90% (b)                                16,400,000
  2,700,000    A-1         The Lakes Project Series 91A 3.80% (b)                           2,700,000
  1,700,000    VMIG 1*     Wood Canyon Villas 3.75% (a)(b)                                  1,700,000
  1,600,000    VMIG 1*    Orange County Housing Authority Apartment Development
                           Revenue 3.85% (b)                                                1,600,000
  2,000,000    AAA        Orange County Recovery COP Series-A 4.25% due 7/1/97              2,002,133
  1,900,000    A-1+       Oakland Revenue (Childrens Hospital Medical Center)
                           3.80% (b)                                                        1,900,000
 21,200,000    VMIG 1*    Pasadena California COP (Rose Bowl Improvements Project)
                           3.65% (b)                                                       21,200,000
 10,000,000    NR         Pasadena California Transportation 4.50% due 10/25/96            10,004,103
  7,960,000    A-1+       Pleasanton Multi-Family Housing Mortgage Revenue
                           (Valley Plaza) 3.70% (b)                                         7,960,000
  2,200,000    A-1+       Puerto Rico Government Development Bank 3.50% (b)                 2,200,000
  6,330,000    A-1+       Puerto Rico Public Buildings Authority Revenue
                           Muni Trust Receipts 3.65% (b)                                    6,330,000
  9,380,000    A-1+       Puerto Rico Public Buildings Authority Series 95
                           Muni Trust Receipts 3.65% (b)                                    9,380,000
  5,000,000    SP-1+      Redlands California Unified School District TRAN 4.50% due
                           6/30/97                                                          5,024,398
  3,000,000    SP-1+      Rim World California Unified School District TRAN 4.50% due
                           6/30/97                                                          3,014,639
  3,840,000    A-1+       Riverside County Housing Authority Multi-Family Housing
                           Mortgage Revenue (Woodcreek Village) Series 85D 3.70% (b)        3,840,000
  9,400,000    A-1+       Sacramento California MUD Muni Trust Receipts 3.85% (b)           9,400,000
                          Sacramento County Multi-Family Housing Revenue:
  2,200,000    VMIG 1*     Series 1985A 3.90% (b)                                           2,200,000
  1,200,000    VMIG 1*     Series 1985C 3.90% (b)                                           1,200,000
                          Sacramento MUD TECP Series-1:
  4,000,000    A-1+        3.25% due 11/14/96                                               4,000,000
  6,979,000    A-1+        3.60% due 1/14/97                                                6,979,000
  5,000,000    VMIG 1*    Saint Charles County IDA Revenue (Sun River Village
                           Apartments Project) Series 85 3.80% (b)                          5,000,000
  2,275,000    SP-1+      Salinas California Unified High School District TRAN 4.50%
                           due 10/2/97                                                      2,286,375
  2,550,000    A-1+       San Bernardino County California Mortgage Quail Point
                           Apartments 3.70% (b)                                             2,550,000
  1,100,000    VMIG 1*    San Bernardino County California Multi-Family Housing
                           Revenue (Western Project - II) 3.40% (b)                         1,100,000
  3,355,000    A-1+       San Bernardino County California Transportation Authority
                           Sales Tax Revenue 3.70% (b)                                      3,355,000

                                   See Notes to Financial Statements.

8

Schedule of Investments (unaudited) (continued)             September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
$ 1,875,000    A-1+       San Bernardino County IDA
                           Master Halco Series 1986 II 3.55% (a)(b)                       $ 1,875,000
                          San Diego California Multi-Family Housing Revenue:
  4,400,000    A-1+        Flores 3.75% (b)                                                 4,400,000
  1,000,000    VMIG 1*     Lusk Mesa Apartments 3.75% (b)                                   1,000,000
  8,000,000    SP-1+      San Diego (City of) TAN 4.50% due 7/2/97                          8,043,360
  3,300,000    VMIG 1*    San Diego Multi-Family Housing Revenue Refunding (University
                           Town Center Apartments) 3.70% (b)                                3,300,000
  3,000,000    NR         San Dimas Redevelopment Agency (San Dimas Community Center)
                           3.60% (b)                                                        3,000,000
  2,300,000    A-1        San Francisco (City & County of) Multi-Family Housing
                           (Winterland Project) Series 1985C 3.65% (b)                      2,300,000
  8,500,000    A-1        San Francisco (City & County of) Redevelopment Agency
                          Multi-Family Housing (Fillmore Center) 3.65% (b)                  8,500,000
  1,100,000    NR         San Joaquin County California IDR (Carl Karcher Enterprise)
                           3.80% (b)                                                        1,100,000
  3,300,000    VMIG 1*    San Jose Multi-Family Housing Revenue (Fairway Glen) Series
                           A 3.65% (b)                                                      3,300,000
  1,125,000    A-1+       San Leandro Multi-Family Housing Revenue (Parkside Commons)
                           Series A 3.70% (b)                                               1,125,000
  7,900,000    VMIG 1*    Santa Ana California Housing Authority Vintage Apartments
                           Series A 3.70% (a)(b)                                            7,900,000
  2,800,000    VMIG 1*    Santa Clara County Apartment Development Revenue Lincoln
                           Parajo 85A 3.70% (b)                                             2,800,000
  3,000,000    A-1        Santa Clara County Financing Authority Lease Revenue (VMC
                           Facility Replacement Project) Series B 3.80% (b)                 3,000,000
  2,100,000    A-1        Santa Clara County Multi-Family Housing Revenue Refunding
                           (Grove Garden Apartments) 3.65% (b)                              2,100,000
  8,315,000    A-1+       Santa Cruz Co. Public Financing Authority Revenue Muni Trust
                           Receipts 3.85% (b)                                               8,315,000
  6,000,000    A-1        Simi Valley Multi-Family Housing Lincoln Wood Ranch
                           3.90% (b)                                                        6,000,000
  2,400,000    A-1        Simi Valley Multi-Family Housing (Series-A) 3.55% (b)             2,400,000
  5,000,000    SP-1+      Sonoma County California TRAN 4.25% due 11/1/96                   5,002,022
  3,360,000    VMIG 1*    Southern California Public Power Transmission Project
                           Revenue Muni Trust Receipts 3.85% (b)                            3,360,000
  2,200,000    A-1+       Turlock Irrigation District Ca Series 96A 3.60% (b)               2,200,000
  1,480,000    NR         University of California Housing (Pre-Refunded - Escrowed
                           with U.S. Government Securities to 11/1/05 Call @ 102),
                           7.70% due 11/1/96 (d)                                            1,514,492
  4,300,000    NR         Val Verde USD Transportation 4.50% Due 10/31/96                   4,302,039
  6,000,000    SP-1+      Ventura County California Community College District TRAN
                           4.25% due 6/30/97                                                6,022,839
  1,200,000    VMIG 1*    Visilia IDR (Akers West Association) 3.70% (a)(b)                 1,200,000
  3,395,000    VMIG 1*    West Covina Lease Revenue Refunding (The Lake Public Parking
                           Project) 3.95% (b)                                               3,395,000

                                   See Notes to Financial Statements.

                                                                               9

Schedule of Investments (unaudited) (continued)             September 30, 1996

     FACE
    AMOUNT       RATING                             SECURITY                                 VALUE
 -------------- --------- ------------------------------------------------------------  ---------------
$ 1,000,000    A-1        Windsor Multi-Family Housing (Oakmont At Windsor)
                           4.00% (a)(b)                                                 $    1,000,000
  3,320,000    A-1+       Woodland Multi-Family Housing Mortgage Revenue (Crossroads
                           Village) Series A 3.70% (b)                                       3,320,000
  3,130,000    SP-1+      Yuba California Transportation 4.25% due 11/21/96                  3,132,712
 -------------- --------- ------------------------------------------------------------  ---------------
                          TOTAL INVESTMENTS -- 100%
                          Cost -- ($1,312,537,809**)                                    $1,312,537,809
 -------------- --------- ------------------------------------------------------------  ---------------

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(b) Variable rate obligations payable at par on demand at any time on no more than seven days notice.

(c) Variable rate obligations payable at par on demand on the date indicated.

(d) Pre-Refunded bonds escrowed by U.S. Government securities and bonds escrowed to maturity by U.S. Government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 11 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

Short-Term Security Ratings

SP-1    --     Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     --     Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
               those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)
               sign.
A-2     --     Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1     --     Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  --     Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1   --     Moody's highest rating for short-term municipal obligations.
MIG 2   --     Moody's second highest rating for short-term municipal obligations.
NR      --     Indicates that the bond is not rated by Standard & Poor's or Moody's.

Security Descriptions

ABAG    --   Association of Bay Area Governments        GO      --   General Obligation
AIG     --   American International Guaranty            HDC     --   Housing Development Corporation
AMBAC   --   American Municipal Bond Assurance          HFA     --   Housing Finance Authority
             Corporation                                IDA     --   Industrial Development Authority
BAN     --   Bond Anticipation Notes                    IDB     --   Industrial Development Board
BIG     --   Bond Investors Guaranty                    IDR     --   Industrial Development Revenue
CGIC    --   Capital Guaranty Insurance Company         INFLOS  --   Inverse Floaters
CHFCLI  --   California Health Facility Construction    LOC     --   Letter of Credit
              Loan Insurance                            MBIA    --   Municipal Bond Investors Assurance Corporation
CONNIE  --   College Construction Loan Insurance        MUD     --   Municipal Utilities District
LEE           Association                               MVRICS  --   Municipal Variable Rate Inverse Coupon Security
COP     --   Certificate of Participation               PCR     --   Pollution Control Revenue
EDA     --   Economic Development Authority             RAN     --   Revenue Anticipation Notes
ETM     --   Escrowed To Maturity                       RAW     --   Revenue Anticipation Warrants
FGIC    --   Financial Guaranty Insurance Company       RIBS    --   Residual Interest Bonds
FHA     --   Federal Housing Administration             RITES   --   Residual Interest Tax-Exempt Securities
FHLMC   --   Federal Home Loan Mortgage Corporation     TAN     --   Tax Anticipation Notes
FLAIRS  --   Floating Adjustable Interest Rate          TECP    --   Tax Exempt Commercial Paper
              Securities                                TOB     --   Tender Option Bonds
FNMA    --   Federal National Mortgage Association      TRAN    --   Tax and Revenue Anticipation Notes
FRTC    --   Floating Rate Trust Certificates           USD     --   Unified School District
FSA     --   Federal Savings Association                VA      --   Veterans Administration
GIC     --   Guaranteed Investment Contract             VRWE    --   Variable Rate Wednesday Demand
GNMA    --   Government National Mortgage Association

Statement of Assets and Liabilities (unaudited)            September 30, 1996

ASSETS:
 Investments, at amortized cost                             $1,312,537,809
 Cash                                                               59,216
 Interest receivable                                             7,808,180
 ---------------------------------------------------------- ---------------
 Total Assets                                                1,320,405,205
 ---------------------------------------------------------- ---------------
LIABILITIES:
 Payable for securities purchased                               21,835,181
 Dividends payable                                               1,550,574
 Management fees payable                                           533,606
 Distribution fees payable                                          94,563
 Accrued expenses                                                   77,873
 ---------------------------------------------------------- ---------------
 Total Liabilities                                              24,091,797
 ---------------------------------------------------------- ---------------
Total Net Assets                                            $1,296,313,408
 ---------------------------------------------------------- ---------------
NET ASSETS:
 Par value of shares of beneficial interest                 $    1,296,726
 Capital paid in excess of par value                         1,295,428,820
 Accumulated net realized loss on security transactions           (412,138)
 ---------------------------------------------------------- ---------------
Total Net Assets                                            $1,296,313,408
 ---------------------------------------------------------- ---------------
Shares Outstanding                                           1,296,725,546
 ---------------------------------------------------------- ---------------
Net Asset Value Per Share                                            $1.00
 ---------------------------------------------------------- ---------------

                       See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Six Months Ended September 30, 1996

INVESTMENT INCOME:
 Interest                                      $22,357,741
 --------------------------------------------  --------------
EXPENSES:
 Management fees (Note 4)                        3,269,649
 Distribution fees (Note 4)                        653,803
 Registration fees                                 274,500
 Shareholder communications                        122,610
 Shareholder and system servicing fees              66,795
 Custody fees                                       55,677
 Audit and legal                                    15,555
 Trustees' fees                                      7,503
 Other                                               4,941
 --------------------------------------------  --------------
 Total Expenses                                  4,471,033
 --------------------------------------------  --------------
Net Investment Income                           17,886,708
 --------------------------------------------  --------------
Net Realized Loss on Security Transactions         (38,147)
 --------------------------------------------  --------------
Increase in Net Assets From Operations         $17,848,561
 --------------------------------------------  --------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

                                                        September 30        March 31
----------------------------------------------------- ----------------  ----------------
OPERATIONS:
 Net investment income                                 $    17,886,708  $    36,916,118
 Net realized loss                                             (38,147)         (47,018)
----------------------------------------------------- ----------------  ----------------
 Increase in Net Assets  From Operations                    17,848,561       36,869,100
----------------------------------------------------- ----------------  ----------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income                                     (17,886,708)     (36,916,118)
----------------------------------------------------- ----------------  ----------------
Decrease in Net Assets From
  Distributions To Shareholders                            (17,886,708)     (36,916,118)
----------------------------------------------------- ----------------  ----------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                        2,730,953,193    5,101,071,082
 Net asset value of shares issued for reinvestment
   of dividends                                             17,981,007       35,790,180
 Cost of shares reacquired                              (2,798,396,831)  (4,744,319,892)
----------------------------------------------------- ----------------  ----------------
Increase (Decrease) in Net Assets From Fund Share
  Transactions                                             (49,462,631)     392,541,370
----------------------------------------------------- ----------------  ----------------
Increase (Decrease) in Net Assets                          (49,500,778)     392,494,352
NET ASSETS:
 Beginning of period                                     1,345,814,186      953,319,834
----------------------------------------------------- ----------------  ----------------
 End of period                                         $ 1,296,313,408  $ 1,345,814,186
----------------------------------------------------- ----------------  ----------------

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

   1. Significant Accounting Policies

   The California Money Market ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and nine other separate investment portfolios:
Florida, Georgia, New York, National, Ohio, Pennsylvania, Limited Term, Florida Limited Term and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accepted discount, or minus amortized premium, approximates market value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. Portfolio Concentration

   Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

   3. Exempt-Interest Dividends and Other Distributions

   The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   4. Management Agreement and Other Transactions

   Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion; and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. Pursuant to a Distribution Plan, the Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets.

   All officers and two Trustees of the Fund are employees of SB.

   5. Capital Loss Carryforwards

   At March 31, 1996, the Portfolio had, for Federal income tax purposes, $365,337 of unused loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryovers are indicated below. Expiration occurs on March 31, of the year indicated:

                      1997      1998       1999      2000       2001      2002      2003      2004
 -----------------  --------- ---------  --------  ---------  --------- ---------  -------- ---------
California Money
  Market Portfolio  $93,180    $58,601    $7,368   $74,192    $10,769    $81,428   $1,435    $38,364
 -----------------  --------- ---------  --------  ---------  --------- ---------  -------- ---------

   6. Shares of Beneficial Interest

   At September 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

   Transactions in shares of the Portfolio were as follows:

                                   Six Months Ended       Year Ended
                                 September 30, 1996*    March 31, 1996
 -------------------------------  -------------------- ----------------
Class A
Shares sold                          2,715,032,272       5,101,071,082
Shares issued on reinvestment           17,975,287          35,790,180
Shares redeemed                     (2,782,623,253)     (4,744,319,892)
 -------------------------------  -------------------- ----------------
Net Increase (Decrease)                (49,615,694)        392,541,370
 -------------------------------  -------------------- ----------------
Class Y
Shares sold                             15,920,921                  --
Shares issued on reinvestment                5,720                  --
Shares redeemed                        (15,773,578)                 --
 -------------------------------  -------------------- ----------------
Net Increase                               153,063                  --
 -------------------------------  -------------------- ----------------

*For Class Y shares, transactions are for the period from July 19, 1996
 (inception date) to September 30, 1996.

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                     1996(1)      1996        1995        1994        1993         1992
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Net Asset Value,
  Beginning of Period                $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
 Net investment income (2)           0.014       0.032       0.026       0.018       0.021       0.035
 Dividends from net  investment
  income                            (0.014)     (0.032)     (0.026)     (0.018)     (0.021)     (0.035)
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Net Asset Value,
  End of Period                      $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Total Return                          1.37%++     3.22%       2.66%       1.84%       2.05%       3.51%
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Net Assets, End of
  Period (millions)                 $1,278      $1,346        $953        $190        $160        $167
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Ratios to Average Net Assets:
 Expenses (2)                         0.68%+      0.64%       0.61%       0.64%       0.67%       0.60%
 Net investment income                2.73+       3.15        3.02        1.82        2.05        3.46
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Class Y Shares                     1996(3)
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Net Asset Value, Beginning of
  Period                             $1.00
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
 Net investment income               0.006
 Dividends from net  investment
  income                            (0.006)
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Net Asset Value,
  End of Period                      $1.00
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Total Return                          1.30%++
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Net Assets, End of
  Period (millions)                    $18
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------
Ratios to Average Net Assets:
 Expenses                             0.57%+
 Net investment income                2.60+
 ------------------------------- ----------- ----------- ----------- ----------- -----------  -----------

(1) For the six months ended September 30, 1996 (unaudited).

(2) The manager waived all or part of its fees for years ended March 31, 1996 and March 31, 1995. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:

                     Per Share Decreases           Expense Ratios
                  to Net Investment Income      Without Fee Waivers
                --------------------------- ---------------------------
                     1996          1995          1996          1995
                ------------- ------------- -------------  -------------
Class A Shares      $0.000*       $0.002         0.65%         0.63%

(3) For the period July 19, 1996 (inception date) to September 30, 1996 (unaudited).

 ++ Total return is not annualized, as the result may not be representative of the total return for the year.

  + Annualized.

  * Amount represents less than $0.001 per share.

                    (This page intentionally left blank.)

                    (This page intentionally left blank.)

[back cover]

Smith Barney                         [Smith Barney logo]
Muni Funds                           A Member of Travelers Group[logo]

Trustees                             Investment Manager
Jessica M. Bibliowicz                Smith Barney Mutual Funds
Joseph H. Fleiss                     Management Inc.
Donald R. Foley
Paul Hardin                          Distributor
Francis P. Martin, M.D.              Smith Barney, Inc.
Heath B. McLendon, Chairman
Roderick C. Rasmussen                Custodian
John P. Toolan                       PNC Bank, N.A.
C. Richard Youngdahl
                                     Shareholder
Officers                             Servicing Agent
Heath B. McLendon                    First Data Investors Services
Chief Executive Officer              Group, Inc.
                                     P.O. Box 9134
Jessica M. Bibliowicz                Boston, MA 02205-9134
President

Lewis E. Daidone
Senior Vice President                This report is submitted for the general
and Treasurer                        information of the shareholders of Smith
                                     Barney Muni Funds - California Money
Joseph Benevento                     Market Portfolio. It is not authorized for
Vice President                       distribution to prospective investors
                                     unless accompanied or preceded by a cur-
Irving P. David                      rent Prospectus for the Portfolio, which
Controller                           contains information concerning the
                                     Portfolio's investment policies and
Christina T. Sydor                   expenses as well as other pertinent
Secretary                            information.




                                     Smith Barney Muni Funds
                                     388 Greenwich Street
                                     New York, New York 10013


                                     FD0805 11/96




SEMI-ANNUAL REPORT


[GRAPHIC]


SMITH BARNEY
MUNI FUNDS
LIMITED TERM
PORTFOLIO

------------------
September 30, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Everyday.

--------------------------------------------------------------------------------
LIMITED TERM PORTFOLIO
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds -- Limited Term Portfolio for the period ended September 30, 1996. In this report, we summarize the periods prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow in the semi-annual report.

Portfolio Performance Update

For the six months ended September 30, 1996, the Class A shares of the Limited Term Portfolio had a total return of 2.21%. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group average posted a total return of 2.14% for the same time period. (Lipper is an independent fund tracking organization.) Over the six-month period covered by this report, the Portfolio distributed dividends totaling $0.174 per share; based on its net asset value
(NAV) of $6.58 as of September 30, 1996, this equates to an annualized distribution rate of 5.29% for Class A shares. For an individual in the Federal income tax bracket of 36%, the Portfolio's tax free yield of 5.29% is equivalent to a taxable yield of 8.27%.

Market and Economic Overview

The bond markets have continued to experience significant volatility over the past six months with the yield on the 30-year U.S. Treasuries trading between 6.75% and 7.20%. In our view, this heightened bond market volatility stems from several conditions in the U.S. economy with the most important being the underlying strength of the U.S. economy. For example, gross domestic product
(GDP) in the U.S. for the second quarter of 1996 grew at an annualized rate of 4.70%, up from 2.00% in the first quarter. This pace of economic growth has caused pressures on both labor and capital to increase, yet there have been no signs of a pick-up in inflation. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of U.S. economic growth will moderate, or whether the economy will continue to grow at its current pace. The latter scenario would most likely cause the Federal Reserve Board to tighten monetary policy by raising short-term interest rates. While the majority of key U.S. economic announcements over the past six months points toward a strengthening rather than a weakening economy, government reports released during the month of September suggest that the economy may be headed for a slowdown. In response, interest rates have since declined from the high levels of June and July.

Municipal Bond Market Update

Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, the municipal bond market's better relative performance can be attributed primarily to the modest supply of municipal bonds that have been issued. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. However, at the same time, the supply of new issues has been far below recent averages, and is very close to the low for the year. This increased demand combined with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

Portfolio's Investment Strategy

The Smith Barney Muni Funds-Limited Term Portfolio is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio invests primarily in high-grade municipal securities with maturities of less than ten years. The combination of this intermediate-term, high-quality portfolio structure helps to reduce credit risk and NAV price volatility, while still maintaining a competitive dividend yield. During the six-month period covered by this report, the high NAV of Class A shares of the Limited Term Portfolio was $6.64 and the low was $6.51, and the dividend yield fluctuated between 5.24% and 5.35%.

As of September 30, 1996, the Portfolio's average weighted maturity was 6.4 years, and approximately 93% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service Inc. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in education bonds (12.6%), general obligation bonds (12.9%), industrial development revenue bonds (9.8%), and hospital bonds (10.2%).

Municipal Bond Market Outlook

Going forward, we expect that the municipal bond market should benefit from a comfortably low annual inflation rate and municipalities continue to issue new debt sparingly. In addition, the Federal Reserve seems content with the current level of interest rates because economic growth is not overly robust. For these reasons, we maintain a positive outlook on the market for the balance of 1996. Moreover, we believe the yields offered by intermediate-term municipal bonds remain attractive investment alternatives, relative to the low returns of approximately 3% in the tax-exempt money markets or current long-term municipal yields.

In closing, thank you for investing in the Smith Barney Muni Funds--Limited Term Portfolio. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon        /s/ Lawrence T. McDermott

Heath B. McLendon             Lawrence T. McDermott
Chairman and                  Vice President
Chief Executive Officer

October 9, 1996



ANNOUNCING A NEW SYSTEMATIC INVESTMENT
PROGRAM MONTHLY MINIMUM

If you are a shareholder purchasing shares of the Limited Term Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney financial consultant for more information about Smith Barney's Systematic Investment Program. However, please note that participating in Smith Barney's Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.

-------------------------------------------------------------------------------
Historical Performance -- Class A Shares
-------------------------------------------------------------------------------


                                Net Asset Value
                          -------------------------
                          Beginning          End        Income    Total
Period Ended              of Period       of Period   Dividends  Returns(1)
===============================================================================
9/30/96                     $6.61            $6.58      $0.17     2.21%+
-------------------------------------------------------------------------------
3/31/96                      6.54             6.61       0.36     6.65
-------------------------------------------------------------------------------
3/31/95                      6.55             6.54       0.37     5.69
-------------------------------------------------------------------------------
3/31/94                      6.68             6.55       0.37     3.65
-------------------------------------------------------------------------------
3/31/93                      6.45             6.68       0.39     9.82
-------------------------------------------------------------------------------
3/31/92                      6.38             6.45       0.42     7.99
-------------------------------------------------------------------------------
3/31/91                      6.28             6.38       0.40     8.23
-------------------------------------------------------------------------------
3/31/90                      6.20             6.28       0.46     9.07
-------------------------------------------------------------------------------
Inception* - 3/31/89         6.25             6.20       0.13     1.09+
===============================================================================
Total                                                   $3.07
===============================================================================

-------------------------------------------------------------------------------
Historical Performance -- Class C Shares
-------------------------------------------------------------------------------

                               Net Asset Value
                          --------------------------
                          Beginning           End      Income     Total
Period Ended              of Period        of Period  Dividends  Returns(1)
================================================================================
9/30/96                     $6.61            $6.57      $0.17     1.96%+
--------------------------------------------------------------------------------
3/31/96                      6.54             6.61       0.34     6.45
--------------------------------------------------------------------------------
3/31/95                      6.54             6.54       0.35     5.51
--------------------------------------------------------------------------------
3/31/94                      6.68             6.54       0.35     3.15
--------------------------------------------------------------------------------
Inception* - 3/31/93         6.62             6.68       0.09     2.28+
================================================================================
Total                                                   $1.30
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------


                                            Without Sales Charge(1)
                                            -----------------------
                                            Class A      Class C
===================================================================
Six Months Ended 9/30/96+                      2.21%        1.96%
------------------------------------------------------------------
Year Ended 9/30/96                             4.48         4.12
------------------------------------------------------------------
Five Years Ended 9/30/96                       6.39          N/A
------------------------------------------------------------------
Inception* through 9/30/96                     6.92         5.19
==================================================================

                                              With Sales Charge(2)
                                              --------------------
                                              Class A      Class C
==================================================================
Six Months Ended 9/30/96+                      0.24%        0.96%
------------------------------------------------------------------
Year Ended 9/30/96                             2.32         3.12
------------------------------------------------------------------
Five Years Ended 9/30/96                       5.96          N/A
------------------------------------------------------------------
Inception* through 9/30/96                     6.64         5.19
==================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
=====================================================================
Class A (Inception* through 9/30/96)                  69.05%
---------------------------------------------------------------------
Class C (Inception* through 9/30/96)                  20.82
=====================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.

* Inception dates for Class A and C shares are November 28, 1988 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                    Lehman Municipal 5-Year Bond Index and
                           Lehman Long Bond Index+
--------------------------------------------------------------------------------
                        November 1988-September 1996

                                  [GRAPHIC]

                        Lehman Long Bond    Lehman Municipal    Limited Term
                             Index          5-year Bond Index    Portfolio
--------------------------------------------------------------------------------
        11/28/88            $10,000              $10,000         $ 9,796
        3/89                 10,100               10,024           9,900
        3/90                 11,200               10,994          10,720
        3/91                 12,071               12,022          11,653
        3/92                 13,440               13,046          12,568
        3/93                 15,402               14,395          13,786
        3/94                 15,574               14,821          14,273
        3/95                 16,980               15,667          15,076
        3/96                 18,457               16,808          16,078
        9/30/96             $19,254              $17,176         $16,434

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 28, 1988, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 1996. The Lehman Municipal 5-Year Bond Index is a broad based total return index comprised of all investment grade, fixed rate, long term maturities of 4-6 years and are selected from issues larger than $50 million dated since January, 1984. The Lehman Long Bond Index is a broad based total return index, comprised of all investment grade, fixed rate, long term maturities (greater than twenty two years) and are selected from issues larger than $50 million dated since January, 1984. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================

Education -- 12.6%
 $2,825,000     A*      Arizona Education Loan Marketing Corp., Education
                          Loan Revenue Bonds, 7.000% due 3/1/02(a)           $  2,990,969
  3,000,000     A*      Arkansas State Student Loan Authority Revenue,
                          Sub-Series A-2, 6.125% due 12/1/00(a)                 3,063,750
    955,000     Aa*     Brazos, TX Higher Education Authority, Series C-1,
                          6.000% due 11/1/99(a)                                   989,619
  2,940,000     AAA     Chicago, IL Board of Education, Chicago School
                          Reform, MBIA-Insured, 6.000% due 12/1/07              3,138,450
                        Colorado Student Obligation Board Authority,
                          Student Loan Revenue:
    270,000     A*          Series A, 6.625% due 6/1/99                           279,450
  1,350,000     A*          Series A-1, 6.600% due 9/1/98                       1,387,125
  2,000,000     AAA     Dade County, FL School District GO, MBIA-Insured,
                          6.000% due 7/15/06                                    2,142,500
  1,150,000     AA      Fairfield County, SC School District, COP, 5.500%
                          due 3/1/07                                            1,142,813
  1,000,000     A+      Illinois Student Assistance Commission, Student
                          Loan Revenue, Series H, 6.100% due 3/1/01(a)          1,033,750
    350,000     Aa1*    Iowa Student Loan Liquidity Corp., Student
                          Loan Revenue, Series A, 6.000% due 3/1/98               356,562
  1,000,000     Aa*     Kentucky Higher Education Student Loan Corp.,
                          Insured Student Loan Revenue, Series 91B,
                          6.500% due 12/1/00(a)                                 1,050,000
    215,000     AAA     Louisiana Public Facilities Authority Revenue,
                          Supplemental Student Loan C, AMBAC-Insured,
                          8.125% due 12/1/99                                      231,125
    250,000     A*      Michigan Higher Education Student Loan, Education
                          Revenue, Series XIV-A, 5.400% due 10/1/96(a)            250,000
  1,300,000     A*      Montana State Higher Education Student Assistance
                          Corp., Student Loan Revenue,
                          Series 92B, 7.050% due 6/1/04(a)                      1,379,625
    535,000     AAA     Montana State University Revenues, Refunding and
                          Improvement, Higher Educational Facilities,
                          Series D, MBIA-Insured, 5.000% due 11/15/07             526,306
  1,100,000     AAA     New Jersey Educational Facilities Authority Revenue,
                          Higher Education Facilities, Series A, AMBAC-
                          Insured, 5.125% due 9/1/06                            1,095,875
  1,475,000     AAA     North Texas Higher Education Authority Inc., Student
                          Loan Revenue, AMBAC-Insured, 7.000% due
                          4/1/01(a)                                             1,543,219
  2,000,000     AAA     Pennsylvania State Higher Education Assistance
                          Agency, Student Loan Revenue Refunding,
                          Series A, FGIC-Insured, 6.800% due 12/1/00            2,125,000

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------


  FACE
 AMOUNT     RATING                 SECURITY                                 VALUE
============================================================================================
Education -- 12.6% (continued)
                        Rhode Island Student Loan Authority Revenue
                          Refunding:
 $  500,000     A*          Series A, 5.700% due 12/1/96                        $    501,315
  1,500,000     A*          Series 92B, 6.750% due 12/1/01(a)                      1,593,750
  1,000,000     AAA     San Juan County, NM ISD #22, GO, MBIA-Insured,
                          6.750% due 8/15/00                                       1,068,750
  1,500,000     AAA     Schuylkill, PA Redevelopment Authority Revenue,
                          Commonwealth Lease Revenue Bonds, Series A,
                          FGIC-Insured, 6.850% due 6/1/03                          1,638,750
  2,540,000     A       South Dakota Student Loan Assistance Corp.,
                          Student Loan Revenue, 7.350% due 8/1/98(a)               2,628,900
    715,000     A*      Texas State Higher Education Coordinating Board,
                          College Student Loan Revenue, 6.800% due
                          4/1/98(a)                                                  732,875
                        Utah State School District Co-op Revenue Financing
                          Pool, LOC Swiss Bank:
    875,000     AAA         8.300% due 2/15/98                                       917,656
    945,000     AAA         8.300% due 2/15/00                                     1,038,319
  2,220,000     AAA         8.375% due 2/15/10                                     2,333,775
--------------------------------------------------------------------------------------------
                                                                                  37,180,228
--------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 7.6%
    280,000     AAA     Austin, TX ISD, 9.000% due 7/1/00                            322,000
    120,000     AAA     Austin, TX Water, Sewer & Electric Revenue,
                          14.000% due 11/15/01                                       145,950
  1,450,000     AAA     Babylon, NY IDA, Babylon Community Waste
                          Management, Series A, 7.650% due 7/1/97                  1,492,079
  1,990,000     AAA     Boston, MA Water & Sewer Community Revenue,
                          Series A, 10.650% due 1/1/99(d)                          2,149,200
    115,000     AAA     Enid, OK Hospital Authority Revenue, St. Mary's
                          Hospital Crossover Refunding, 8.000% due 7/1/98            118,163
  1,190,000     AAA     Erie County, OH Hospital Improvement, Sandusky
                          Memorial Hospital, 8.750% due 1/1/06                     1,426,512
  1,555,000     AAA     Galveston, TX Sewer System Revenue Refunding,
                          Series B, 7.800% due 5/1/99                              1,636,638
  1,050,000     Aaa*    Illinois Educational Facilities Authority Revenue,
                          Chicago Osteopathic Medical, Series A,
                          8.750% due 7/1/05                                        1,248,188
  1,095,000     AAA     Kalamazoo, MI Hospital Finance Authority,
                          6.750% due 4/1/03                                        1,155,225
    500,000     AAA     Lehigh County, PA IDA Revenue, (Strawbridge Project),
                           7.200% due 12/15/01                                       541,875
    805,000     AAA     Michigan State Hospital Finance Authority Revenue,
                          St. Joseph's Mercy Hospital, Series A, 9.250%
                          due 7/1/03                                                 951,912

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------


  FACE
 AMOUNT         RATING                      SECURITY                                 VALUE
==============================================================================================
Escrowed to Maturity(b) -- 7.6% (continued)
 $1,420,000     AAA     New Jersey Educational Facilities Authority Revenue,
                          Fairleigh Dickinson University, Series C,
                          7.750% due 7/1/01                                       $  1,512,300
  2,260,000     AAA     New Jersey State Turnpike Authority Revenue
                          Refunding, 10.375% due 1/1/03                              2,675,275
     30,000     AAA     New York City GO, Series F, 8.100% due 11/15/99                 33,113
    210,000     AAA     North Country, NY Solid Waste Development Authority
                          1992A, 6.000% due 7/1/97                                     213,576
  1,130,000     AAA     Ohio State Water Development Authority Revenue, Safe
                          Water, Series A, 9.375% due 12/1/10                        1,378,600
  2,120,000     AAA     Owensboro, KY Electric, Light & Power,
                          10.500% due 1/1/04                                         2,551,950
    665,000     AAA     San Francisco, CA Airport Improvement Corp., Lease
                          Revenue, United Airlines, 7.875% due 7/1/99                  705,731
  1,020,000     AAA     Sullivan County, TN Health & Educational
                          Facilities, Holston Valley Community Hospital,
                          7.000% due 9/1/99                                          1,092,675
    945,000     AAA     Tom Green County, TX Hospital Authority,
                          7.875% due 2/1/06                                          1,056,038
----------------------------------------------------------------------------------------------
                                                                                    22,407,000
----------------------------------------------------------------------------------------------
Finance -- 1.1%
  1,000,000     A       New York State Local Government Assistance Corp.,
                          6.600% due 4/1/98                                          1,033,750
  2,000,000     AAA     Texas State Public Finance Authority Building Revenue,
                          Series B, AMBAC-Insured, 6.200% due 2/1/05                 2,140,000
----------------------------------------------------------------------------------------------
                                                                                     3,173,750
----------------------------------------------------------------------------------------------
General Obligation -- 12.9%
  1,000,000     AA+     Anne Arundel County, MD GO, 6.000% due 9/1/06                1,071,250
  1,000,000     AAA     Arizona COP Refunding GO, FSA-Insured,
                          6.500% due 3/1/08                                          1,072,500
                        California State GO:
  1,000,000     A1*       6.250% due 9/1/08                                          1,086,250
  1,000,000     AAA       FGIC-Insured, 6.400% due 9/1/07                            1,102,500
  1,000,000     AAA     Chicago, IL GO, AMBAC-Insured, 5.600% due 1/1/06             1,028,750
    355,000     B-      District of Columbia, COP, GO, 6.000% due 1/1/97               355,043
    250,000     Ba*     District of Columbia, GO, Series A, 5.000% due 6/1/98          248,125
  1,800,000     BBB     Government of Guam GO, Series A, 5.750% due 8/15/99          1,829,250
  1,500,000     Aa*     Houston, TX GO, Series A, 6.000% due 3/1/06                  1,593,750
  1,710,000     AAA     Iowa State COP GO, Series 1992A, AMBAC-Insured,
                          5.750% due 7/1/98                                          1,748,475
    500,000     AA+     Kings County, WA GO Unlimited Tax Obligation,
                          9.000% due 12/1/98                                           548,125
    750,000     Baa1*   Lowell, MA GO, 5.500% due 8/15/97                              759,023

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
General Obligation -- 12.9% (continued)
 $  500,000     A3*     Meridian, CO Metropolitan District, GO, Refunding
                          Bonds, 7.000% due 12/1/97                          $    511,250
                        New Haven, CT GO, Series B:
    625,000     Baa*      5.700% due 12/1/97                                      633,594
  2,000,000     Baa*      9.000% due 12/1/01                                    2,347,500
  1,000,000     AA+     New Jersey State Refunding GO, Series E,
                          6.000% due 7/15/07                                    1,070,000
                        New York City GO:
  2,500,000     BBB+      Series A, 6.250% due 8/1/08                           2,540,625
  1,500,000     BBB+      Series D, 7.200% due 2/1/00                           1,603,125
    970,000     BBB+      Series F, 8.100% due 11/15/99                         1,063,362
  1,000,000     BBB+      Series H, 6.500% due 3/15/06                          1,046,250
    900,000     AAA     North Slope Borough, AK GO, Unlimited Tax Obligation,
                          Refunding, Series G, AMBAC-Insured, 7.500% due
                          6/30/97                                                 922,014
  2,750,000     A1*     Passaic County, NJ Refunding, GO, Series A,
                          6.000% due 9/1/07                                     2,945,938
  2,815,000     AAA     Rhode Island State Conservation Capital Development
                          Loan GO, Series A, 6.000% due 8/1/06                  3,001,493
  1,650,000     AAA     Puerto Rico Commonwealth GO, MBIA-Insured,
                          6.500% due 7/1/07                                     1,837,688
  1,020,000     AAA     Springfield, MA Municipal Purpose Loan, GO, AMBAC-
                          Insured, 6.250% due 8/1/06                            1,099,050
    720,000     Baa*    Springfield, MA (School Project), Series B,
                          5.300% due 9/1/97                                       727,495
  2,770,000     AA      Texas State Veterans Housing Assistance Fund IID GO,
                          5.650% due 12/1/14                                    2,790,775
    435,000     AA      Texas State Veterans Housing Assistance GO,
                          FHA-Insured, 6.050% due 12/1/12(a)                      438,261
    810,000     AAA     Yuma & La Paz County, AZ GO Community College
                          District, (Arizona Western College), AMBAC-Insured,
                          6.200% due 7/1/98                                       835,312
-----------------------------------------------------------------------------------------
                                                                               37,856,773
-----------------------------------------------------------------------------------------
Government Facilities -- 0.4%
  1,200,000     AAA     Pennsylvania Intergovernmental Co-Op Authority,
                           Special Tax Revenue Refunding, Philadelphia
                           Funding Program, FGIC-Insured, 6.000% due
                           6/15/06                                              1,272,000
-----------------------------------------------------------------------------------------
Hospitals -- 10.2%
    595,000     A       ABAG Finance Authority Nonprofit Corps, CA Insured
                          COP, Rehabilitation Mental Health Services Inc.
                          Project, 6.100% due 6/1/02                              621,775
    600,000     AA-     Bexar County, TX Health Facilities Development Corp.,
                          Health Facilities Revenue Refunding, Independence
                          Hill Project, LOC Banque Paribas, 7.500% mandatory
                          tender 12/1/98                                          636,000

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------


  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Hospitals -- 10.2% (continued)
$ 1,000,000     AAA     Calcasieu Parish Louisiana Memorial Hospital Services
                          District Revenue, Lake Charles Memorial Hospital,
                          Series A, CONNIE LEE-Insured, 7.500% due 12/1/05     $1,142,500
  3,500,000     Baa*    Colorado Health Facilities Authority Hospital Revenue
                          Bonds, Series 1993, Rocky Mountain Adventist
                          Health Guaranteed, 6.250% due 2/1/04                  3,613,750
  1,200,000     Aaa*    Connecticut State Health & Educational Facilities
                          Authority Revenue, Veterans Memorial Medical
                         Center, Series A, MBIA-Insured, 6.250% due 7/1/06      1,290,000
  1,000,000     AAA     Cuyahoga County, OH Hospital Revenue Refunding &
                          Improvement, University Hospitals, Series A,
                          MBIA-Insured, 6.000% due 1/15/06                      1,063,750
  2,135,000     A*      Harris County, TX Health Facilities Development
                          Corp., Memorial Health System Guaranteed,
                          7.125% due 6/1/05                                     2,324,481
                        Illinois Health Facilities Authority Revenue Refunding:
  1,040,000     AAA       Children's Memorial Hospital, MBIA-Insured,
                            6.000% due 8/15/98                                  1,067,300
  1,000,000     Baa*      Trinity Medical Center, 6.500% due 7/1/00             1,017,500
  1,425,000     Ba*     Langhorne Manor Higher Education & Health Authority,
                          Bucks County, Lower Bucks Hospital, 6.375% due
                          7/1/99                                                1,423,219
                        Massachusetts Health & Education Facilities Authority
                          Revenue, Series A:
  1,000,000     Ba1*        Massachusetts Eye & Ear Infirmary,
                              7.000% due 7/1/98                                 1,006,250
    445,000     A           Medical Center of Central Massachusetts,
                              6.000% due 7/1/97                                   450,807
                        New Jersey Healthcare Facilities Financing Authority:
  1,000,000     Baa1*     Elizabeth General Medical Center, Series C,
                            7.100% due 7/1/99                                   1,037,500
  1,030,000     BBB+      Pascack Valley Hospital, Series 91,
                            6.500% due 7/1/01                                   1,084,075
                        New York Medical Care Facilities Finance Agency
                          Revenue, Mental Health Facilities:
    640,000     BBB+        Series D, 6.300% due 8/15/97                          650,291
  1,045,000     BBB+        Series 1991B, 7.100% due 2/15/99                    1,101,169
    320,000     A-      Ouachita Parish, LA Hospital Services District #1,
                          Hospital Revenue Bonds, Glenwood Regional
                          Medical Center, Series 1991, 7.250% due 7/1/00          347,600
  2,170,000     A+      Palm Beach County, FL Health Facilities Authority
                          Revenue, Good Samaritan Health System Guaranteed,
                          6.150% due 10/1/06                                    2,262,225

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Hospitals -- 10.2% (continued)
                        Philadelphia, PA Hospitals and Higher Education
                          Facilities Authority Revenue:
                            Albert Einstein Medical Center:
 $   365,000    A*            6.300% due 10/1/96                             $    365,000
     390,000    A*            6.500% due 10/1/97                                  394,735
   1,000,000    BBB+        Graduate Health Systems, 6.500% due 7/1/97          1,011,020
     270,000    Aa*         St. Agnes Medical Center Project, FHA-Insured,
                              6.750% due 8/15/01                                  293,288
  1,750,000     A       Riverside, CA Asset Leasing Corp. Leasehold Revenue
                          Bonds, Riverside Hospital Project, 1993 Series A,
                          6.000% due 6/1/04                                     1,815,625
  3,000,000     BBB++   Scranton-Lackawanna, PA Health & Welfare Authority
                          Revenue, Allied Services  Rehabilitation Hospitals,
                          7.125% due 7/15/05                                    3,071,250
  1,000,000     BBB++   Valley Health System, CA COP Refunding Project,
                          6.250% due 5/15/99                                    1,010,000
-----------------------------------------------------------------------------------------
                                                                               30,101,110
-----------------------------------------------------------------------------------------
Housing -- 9.4%
  3,000,000     A       Aurora, IL Multi-Family Revenue Refunding Housing,
                          (Fox Village Unit 18D Project), LOC  Banque Paribas,
                          7.750% due 9/1/98                                     3,078,750
  2,500,000     Aa*     California State Department of Veterans Affairs, Home
                          Purchase Revenue, Series A, 7.500% due 8/1/98(a)      2,587,500
  2,885,000     A+      City of Burnsville, MN Multi-Family Housing Revenue
                          Refunding Bonds, (The Atrium Project), Policy of
                          Indemnity Commercial Union Insurance Co. PLC
                          Reinsured by Trygg-Hansa Ins. Co. of Sweden,
                          7.200% mandatory tender 5/1/02                        3,002,189
                        Cleveland County, OK Home Loan Authority, Single-
                          Family Mortgage Revenue:
    125,000     A*          6.100% due 2/1/97                                     125,326
    150,000     A*          6.100% due 8/1/97                                     151,029
  2,250,000     AAA     Dekalb County, GA HFA, Multi-Family Housing Revenue,
                          (Chimney Trace Project), FNMA-Collateralized,
                          5.625% due 5/1/25                                     2,303,438
    835,000     AAA     Fairfax County, VA Redevelopment & Housing Authority,
                          Multi-Family Refunding, Kingsley 91A, 6.500%
                          due 11/1/01                                             867,356
    115,000     AA      Idaho Housing Agency, Single-Family Mortgage,
                          Refunding Bonds, 5.500% due 1/1/97                      115,404
  1,000,000     Aa2*    Illinois Development Financing Authority, Adjustable
                          Demand Revenue Bonds, (Catholic Charities
                          Housing), Series A, 5.000% due 1/1/28                 1,002,970

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Housing -- 9.4% (continued)
 $2,995,000    AA-     Lombard, IL Multi-Family Housing, Clover Creek
                         Apartments, Surety Bond-Continental Casualty Co.,
                         6.500% due 12/15/96                                 $  3,001,769
     60,000    Aaa*    Louisiana Housing Finance Agency Mortgage Revenue,
                         GNMA-Collateralized, Single-Family, 7.600% due
                         11/1/97(a)                                                60,771
  1,800,000    AA      Louisiana Public Facilities Authority Revenue, Multi-
                         Family Housing, Oakleigh Apartments, Series A,
                         5.950% due 3/15/19                                     1,872,000
  1,000,000    AA-     Maine State Housing Authority, Series A-3, 6.900%
                         due 11/15/98                                           1,033,750
    911,261    AAA     Monroe-West Monroe, Ouachita Parish, LA Public
                         Trust Financing Authority, FHLMC  Guaranteed,
                         8.500% due 5/20/02                                       945,433
    320,000    AA-     Montgomery County, MD Housing Authority, Multi-
                         Family, Hunt Club, Series 85A, 6.000% due 2/1/97         320,810
    500,000    AAA     Nashville & Davidson County, TN Metropolitan
                         Government IDB Revenue, (Club Bellvue), FNMA-
                         Collateralized, 8.500% mandatory tender 5/1/97           503,425
  2,000,000    AA      North Carolina Housing Finance Agency-Single-Family,
                         Series JJ, FHA-Insured, 5.750% due 3/1/23(a)           2,007,500
    515,000    A*      Odessa, TX Housing Development Corp. #2, Multi-
                         Family Revenue Refunding, Chaparral Village,
                         Series A, 6.375% due 12/1/03                             522,725
  1,885,000    AAA     Onterie Center Housing Finance Corp., IL Mortgage
                         Revenue Refunding, (Onterie Center Project),
                         Series A, MBIA-Insured, 6.500% due 7/1/02              1,976,894
    230,000    AAA     St. Louis County, MO Single-Family Mortgage Revenue,
                         MBIA-Insured, 9.750% due 4/1/03                          232,012
  1,000,000    AAA     Texas Department of Housing & Community Affairs,
                         Home Mortgage Revenue Bonds, Series B,
                         GNMA & FNMA-Collateralized, RIBS Variable Rate,
                         9.853% due 6/18/23(a)(e)                               1,073,750
    105,000    AA      Texas State Housing Agency Mortgage Revenue Single-
                         Family, 1987D, 7.750% due 7/1/99                         107,887
    415,000    AAA     Washington State Housing Finance Community,
                         Single-Family Mortgage Revenue, Series D, GNMA &
                         FNMA-Collateralized, 5.800% due 7/1/97                   415,436
    410,000    AA      Wyoming Community Development Authority, Single-
                         Family Mortgage, Series 1988C, 7.800% due
                         6/1/99(a)                                                420,250
-----------------------------------------------------------------------------------------
                                                                               27,728,374
-----------------------------------------------------------------------------------------
Industrial Development -- 9.8%
  1,500,000    A       Bel Air, MD Revenue Refunding, (May Department
                          Stores Co. Project), 6.375% due 10/1/99               1,573,125

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Industrial Development -- 9.8%  (continued)
 $1,000,000     A       Belmont County, OH IDR Refunding, (May Department
                          Stores Co. Project), Series 91, 6.500% due 1/1/00  $  1,055,000
  2,000,000     AAA     Clarion County, PA IDA Energy Development Revenue,
                          (Piney Creek Project), LOC Swiss Bank, 7.250%
                          mandatory tender 12/1/00(a)                           2,167,500
  1,000,000     Baa*    Delaware County, PA Development Authority Revenue,
                          (Elwyn Inc. Project), 7.750% due 6/1/00               1,047,500
  3,000,000     Ba1*    Griffin-Spalding County, GA Development Authority
                          Revenue Refunding, (Borden Inc.  Project) Borden
                          Inc. Guaranteed, 7.200% due 6/1/00                    3,105,000
  2,000,000     A+      Iowa Finance Authority, (Governors Square Project),
                          Policy of Indemnity Commercial Union Assurance
                          Co. PLC, Reinsured by Trygg-Hansa Insurance Co.
                          of Sweden, 7.250% mandatory tender 4/1/02             2,127,500
  2,500,000     A       Kanawha, WV Commercial Development Revenue, May
                          Department Stores Guaranteed, 5.700% due 6/1/97       2,525,500
  3,000,000     A       Marion, IA Commercial Development Revenue, (Collins
                          Road Project), Policy of Indemnity Aetna Casualty &
                          Surety Co., Reinsured by Trygg-Hansa Insurance Co.
                          of Sweden, 7.250% mandatory tender 7/1/02             3,142,500
  3,500,000     BBB+    Metropolitan Government Nashville & Davidson County,
                          TN IDB Revenue Refunding & Improvement, Osco
                          Treatment Inc. Guaranteed, 6.000% due 5/1/03(a)       3,539,375
  2,150,000     Aa3*    New Jersey EDA, Growth Bonds, LOC Banque Nationale
                          de Paris, 6.200% due 12/1/02(a)                       2,230,625
                        New York City IDA:
    715,000     Aa1*      IDR Oakdale Knitting Mills Inc., Composite Offering
                            XXX 1990, Series G, LOC Algemene Bank
                            Netherlands, NV, 7.700% mandatory tender
                            11/1/00(a)                                            723,237
  1,440,000     Aa1*    Keystone Electric, LOC ABN AMRO Bank NV, 7.500%
                          due 3/1/98(a)                                         1,456,013
    470,000     Aa1*    SuperFlex, Ltd. Project, Composite Offering XVIII
                          1989, Series A, LOC Algemene Bank Netherlands,
                          NV, 7.750% optional tender 11/1/99(a)                   470,775
  1,170,000     AAA     Pennsylvania State IDA Revenue, AMBAC-Insured,
                          6.000% due 1/1/99                                     1,210,950
  2,350,000     AAA     Sioux City, IA IDR, (Terra Centre Project), 6.800%
                          due 5/1/07                                            2,479,250
-----------------------------------------------------------------------------------------
                                                                               28,853,850
-----------------------------------------------------------------------------------------
Life Care -- 0.8%
  1,355,000     BBB     Illinois Development Finance Authority Health Facilities
                          Revenue, Community Living Options, 6.375% due
                          3/1/00                                                1,370,244

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Life Care -- 0.8% (continued)
 $1,000,000     AAA     Rio Grande Valley, TX Health Facilities, Valley Baptist
                          Medical Center Series, Short RITES,  MBIA-Insured,
                          coupon varies weekly till 8/1/02 then  converts to
                          6.250%, 7.710% due 8/1/06(e)                       $  1,090,000
-----------------------------------------------------------------------------------------
                                                                                2,460,244
-----------------------------------------------------------------------------------------
Miscellaneous -- 7.5%
  2,595,000     BBB-    Clarksville, TN Natural Gas Acquisition Corporation,
                          Gas Revenue, Series A, 6.500% due 11/1/00             2,646,900
    300,000     AAA     Dallas-Fort Worth, TX Regional Airport Revenue,
                          Series A, FGIC-Insured, 5.875% due 11/1/07(a)           306,375
  2,500,000     AAA     Greater Detroit Resource Recovery Authority, AMBAC-
                          Insured, 6.250% due 12/13/06                          2,696,875
  1,605,000     AAA     Hillsborough County, FL Capital Improvement Program
                          Revenue, (County Center Project), Series B, MBIA-
                          Insured, 6.000% due 7/1/05                            1,727,381
  2,750,000     A*      Hoffman Estate, IL Tax Increment Junior Lien, Hoffman
                          Estate Development, Series 91, 6.500% due 5/15/01     2,901,250
  2,700,000     A-      Illinois Development Finance Authority Revenue, Debt
                          Restructure-East St. Louis, 6.875% due 11/15/05       2,828,250
    500,000     Aa3*    Illinois Educational Facilities Authority, Adjustable
                          Demand Revenue Bonds, (Museum of  Science and
                          Industry), 5.625% due 10/1/26                           500,000
  1,010,000     AAA     Jacksonville, FL Excise Tax Revenue, Series A, FGIC-
                          Insured, 5.500% due 10/01/05                          1,056,712
    420,000     NR      Lehigh County, PA General Purpose Authority, Wiley
                          House Revenue, Series 1991, 8.500% due 11/1/96          420,365
                        Municipal Assistance Corp. for City of New York, NY:
  2,000,000     Aa*       6.000% due 7/1/06                                     2,155,000
  1,000,000     Aa*       5.200% due 7/1/08                                     1,001,250
    670,000     Aa3*    New Jersey EDA Revenue, LOC Banque Nationale de
                          Paris, Series A, 6.250% due 12/1/01(a)                  687,588
  1,500,000     Baa1*   New York State Urban Development Corporation
                          Revenue, Correctional Capital Facilities, Series 6,
                          5.500% due 1/1/01                                     1,531,875
  1,000,000     AA      Tucson, AZ COP, Asset Guaranty, 6.000% due 7/1/04       1,043,750
    635,000     NR      Virgin Islands Public Financing Authority, Matching
                          Revenue Funding, Series A, 6.250% due 10/1/96           635,000
-----------------------------------------------------------------------------------------
                                                                               22,138,571
-----------------------------------------------------------------------------------------
Pollution Control -- 5.0%
    500,000     Ba*     Atlantic County, NJ Utilities Authority, Solid Waste
                          Revenue, Series 1992A, 6.250% due 3/1/97                500,960
  1,200,000     AAA     Burke County, GA Development Authority PCR
                          Refunding, Ogelthorpe Power Co., 7.500% due
                          1/1/03                                                1,318,500

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Pollution Control -- 5.0% (continued)
 $  435,000    BBB+    Camden County, NJ PCFA, Solid Waste Resource
                         Recovery Revenue, Series D, 6.350% due 12/1/97       $   436,087
                       Detroit, MI Economic Development Corp., Facilities
                         Recovery Revenue, FSA-Insured:
  3,000,000    AAA         Series A, 7.00% due 5/1/01                           3,202,500
  1,000,000    AAA         Series 91A, 6.60% due 5/1/02(a)                      1,072,500
  1,075,000    BBB-    Hudson County, NJ Improvement Authority,
                         5.750% due 1/1/98                                      1,075,000
  1,500,000    A+      Illinois Development Financing Authority, Solid Waste
                         Disposal Revenue Bonds, Waste Management Inc.
                         Project, Series 1990, 7.125% due 1/1/01(a)             1,635,000
  1,000,000    Baa2*   Massachusetts State IDB Finance Agency, PCR,
                         (Eastern Edison Co. Project), 5.875% due 8/1/08          967,500
  1,500,000    AAA     Montgomery, AL IDB, PCR, (General Electric Co.
                         Project), 7.000% mandatory tender 9/15/00(a)(d)        1,633,125
    600,000    BB      Ohio State Water Development Authority, Pollution
                         Control Facilities Revenue, Cleveland Electric
                         Illuminating Co., 9.750% mandatory tender 11/1/97(a )    623,406
  1,650,000    Baa*    Onondaga County, NY Resource Recovery Agency
                         Project Revenue Bonds, Series 1992,
                         6.625% due 5/1/00(a)                                   1,699,500
    420,000    A-      Puerto Rico Industrial Medical & Environmental
                         Pollution Control Facilities Financing Authority
                         Revenue, (St. Lukes Hospital Project), Series A,
                         5.400% due 6/1/97                                        421,642
-----------------------------------------------------------------------------------------
                                                                               14,585,720
-----------------------------------------------------------------------------------------
Pre-Refunded(c) -- 3.1%
  1,725,000    AAA     Alachua County, FL Health Facilities Authority Revenue,
                         Santa Fe Healthcare Facilities Project,
                         (Call 11/15/00 @ 102), 6.875% due 11/15/02             1,882,406
     80,000    AAA     Austin, TX Water, Sewer & Electric Revenue,
                         (Call 5/15/98 @ 100), 14.000% due 11/15/01               101,700
  1,500,000    AAA     Berks County, PA Municipal Authority, Lutheran Home
                         at Topton, Series B, LOC Meridian Bank, (Call 4/1/98
                         @ 100), 7.250% due 4/1/01                              1,565,625
  1,740,000    AAA     Gila County, AZ IDA PCR, (Call 2/15/01 @ 101),
                         11.250% due 4/1/01                                     1,879,200
                       Illinois Health Facilities Authority Revenue:
  1,000,000    AAA       Lutheran Social Services, LOC Industrial Bank of
                           Japan, (Call 8/1/00 @ 102), 7.650% mandatory
                           tender 8/1/02                                        1,122,500
    750,000    AAA       Servantcor Hospital, Series B, (Call 8/15/99 @ 102),
                           7.500% due 8/15/01                                     824,063

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Pre-Refunded(c) -- 3.1% (continued)
 $1,000,000     AAA     Mississippi Hospital Equipment & Facilities Authority
                          Revenue, (Mississippi Baptist Medical Center),
                          Series A, MBIA-Insured, (Call 5/1/00 @ 102),
                          7.300% due 5/1/01                                  $  1,108,750
     95,000     AAA     New York Medical Care Facilities Finance Agency
                          Revenue, Hospital & Nursing Home Mortgage,
                          FHA-Insured, (Call 2/15/97 @ 102), 7.750%
                          due 2/15/02                                             100,128
    345,000     AAA     Ohio State Building Authority, Toledo Government
                          Office Building, Series A, (Call  4/1/03 @ 100),
                          10.125% due 10/1/06                                     423,056
-----------------------------------------------------------------------------------------
                                                                                9,007,428
-----------------------------------------------------------------------------------------
Public Facilities -- 3.3%
     40,000     A-      Concord Santa Cruz Southgate, CA COP, ABAG Finance
                          Corp., 7.100% due 6/1/99                                 40,066
  4,000,000     Aa*     Mt. Stearling, KY Lease Revenue, Kentucky League of
                          Cities 1993A, Transamerica Life Guaranteed, 5.625%
                          due 3/1/03                                            4,060,000
  1,060,000     AAA     South Dakota State Lease Revenue Certificates,
                          Series A, CGIC-Insured, 8.200% due 9/1/02             1,225,625
  1,050,000     BBB     Tampa, FL Capital Improvement Program Revenue,
                          Series 88B, 7.400% due 10/1/97                        1,072,197
                        Washington State Public Power Supply System,
                          Revenue Refunding, Series A:
  1,500,000     AAA         Nuclear Project No. 2, AMBAC-Insured,
                              6.000% due 7/1/07                                 1,558,125
  1,655,000     AAA         Nuclear Project No. 3, MBIA-Insured,
                              6.000% due 7/1/06                                 1,723,269
-----------------------------------------------------------------------------------------
                                                                                9,679,282
-----------------------------------------------------------------------------------------
Short-Term(f) -- 0.4%
  1,300,000     VMIG 1* Massachusetts State Health Educational Facilities
                          Authority Revenue, (Capital Asset Project),
                          Series E, 3.550% due 1/1/35                           1,300,000
-----------------------------------------------------------------------------------------
Solid Waste -- 0.1%
    180,000     Baa*    North Country, NY Solid Waste Development Authority
                          1992A, 6.000% due 7/1/97                                182,561
-----------------------------------------------------------------------------------------
Transportation -- 8.3%
  1,000,000     AAA     Clark County, NV Airport Improvement Revenue,
                          BIG-Insured, 7.900% due 7/1/00(a)                     1,066,250
                        Denver, CO City & County Airport Revenue:
  1,590,000     Baa*      Series 1992B, 7.000% due 11/15/01(a)                  1,725,150
  1,000,000     Baa*      Series 1992B, 7.000% due 11/15/02(a)                  1,093,750
  1,000,000     Baa*      Series 1994A, 7.200% due 11/15/02(a)                  1,103,750
  1,510,000     AAA       Series B, MBIA-Insured, 6.250% due 11/15/06(a)        1,611,925

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
Transportation -- 8.3% (continued)
 $2,445,000     AAA     Hawaii Airport System Revenue, Second Series of 91,
                          MBIA-Insured, 6.100% due 7/1/99(a)                 $  2,542,800
  1,250,000     A       Indiana Transportation Finance Authority, Airport
                          Facilities Lease Revenue, United Air, Series A,
                          6.125% due 11/1/02                                    1,325,000
  2,000,000     AAA     Maine State Turnpike Authority, Special Obligation,
                          AMBAC-Insured, 6.000% due 7/1/06                      2,112,500
  1,000,000     AAA     Massachusetts Port Authority Revenue, Series A,
                          FGIC-Insured, 7.200% due 7/1/03(a)                    1,093,750
  3,500,000     Baa1*   New York State Thruway Authority Service Contract
                          Revenue, Local Highway & Bridge, Special
                          Obligation Bonds, 5.625% due 4/1/07                   3,469,375
  3,000,000     AA-     Ocean Highway and Port Authority, Nassau County, FL
                          Adjustable Demand Revenue Bonds, Series
                          1990, LOC ABN AMRO Bank NV, 6.250%
                          mandatory tender 12/1/02(a)                           3,202,500
    750,000     AA      Port of Houston Authority, Harris County, TX Port
                          Improvement, Unlimited Tax Obligation, 8.500%
                          due 11/1/98(a)                                          810,937
  1,000,000     AAA     Puerto Rico Commonwealth Highway & Transportation
                          Authority Revenue, Series Y, MBIA-Insured, 6.250%
                          due 7/1/06                                            1,090,000
  2,095,000     AA-     Simi Valley, CA Community Development Agency COP,
                          Simi Valley Business Center, 6.050% due 10/1/18       2,165,706
-----------------------------------------------------------------------------------------
                                                                               24,413,393
-----------------------------------------------------------------------------------------
Utilities -- 6.1%
                        Austin, TX Water, Sewer and Electric Refunding
                          Revenue:
  5,030,000     A*          14.000% due 11/15/01                                6,450,975
  3,000,000     AAA         MBIA-Insured, 6.000% due 11/15/06                   3,165,000
  1,500,000     A+      Chelan County, WA Public Utility District #1, Chelan
                          Hydro Consolidated System Revenue Bonds,
                          7.000% due 7/1/25 (a)                                 1,625,625
    600,000     A-      Georgia Muni Gas Authority Revenue, (Southern
                          Storage Gas Project), 6.300% due 7/1/09                 627,750
  1,500,000     AAA     Intermountain Power Agency Utah Power Supply
                          Revenue Refunding, Series E, FSA-Insured,
                          6.250% due 7/1/07                                     1,625,625
    770,000     Baa1*   Philadelphia, PA Gas Works Revenue Bonds, 13th
                          Series, 7.400% due 6/15/00                              826,788
  1,000,000     Aa*     Phoenix, AZ Civic Improvement Corporation Water
                          System Revenue, 6.500% due 7/1/06                     1,098,750
  1,000,000     Ba*     Sam Rayburn, TX Municipal Power Supply System
                          Revenue Refunding, Series A, 6.200% due 10/1/01         962,500

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING                      SECURITY                          VALUE
=========================================================================================
 Utilities -- 6.1% (continued)
 $1,500,000     AA      Washington State Public Power Supply, Series B,
                          (Nuclear Project No. 3), 7.000% due 7/1/97         $  1,529,880
-----------------------------------------------------------------------------------------
                                                                               17,912,893
-----------------------------------------------------------------------------------------
Water & Sewer -- 1.4%
  1,500,000     NR      New Jersey EDA Water Facilities Revenue,
                          (New Jersey American Water Co. Inc. Project),
                          Private Placement, Series 1991, 7.400% due 5/1/01(a)  1,595,626
    250,000     AA      Regional Waste Systems Inc., Maine Solid Waste
                          Resource Recovery System, 7.550% due 7/1/98(a)(d)       262,500
  1,175,000     AAA     South Essex, MA Sewer District, Series A, MBIA-
                          Insured, 6.000% due 6/15/05                           1,257,250
    970,000     A       Texas Water Resource Finance Authority Revenue,
                          Series 89, 7.400% due 8/15/00                         1,042,750
-----------------------------------------------------------------------------------------
                                                                                4,158,126
-----------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $288,231,465**)                             $294,411,303
-----------------------------------------------------------------------------------------

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d)  Securities segregated by Custodian for open market purchase commitment.
(e) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
+++  Fitch Investor Services Inc.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 20 and 21 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B        -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contact over any long period of time may be small.

Moody's  -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
Bond Ratings (continued)
--------------------------------------------------------------------------------

Ba       --  Bonds which are rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR       --  Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1     --  Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      --  Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
             those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   --  Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1    --  Moody's highest rating for short-term municipal obligations.

P-1      --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

-------------------------------------------------------------------------------
Security Descriptions
-------------------------------------------------------------------------------

ABAG     --  Association of Bay Area Governments
AIG      --  American International Guaranty
AMBAC    --  American Municipal Bond Assurance
             Corporation
BIG      --  Bond Investors Guaranty
CGIC     --  Capital Guaranty Insurance Company
CONNIE
  LEE    --  College Construction Loan Insurance
             Association
COP      --  Certificate of Participation
EDA      --  Economic Development Authority
FLAIRS   --  Floating Adjustable Interest Rate Securities
FGIC     --  Financial Guaranty Insurance Company
FHA      --  Federal Housing Administration
FHLMC    --  Federal Home Loan Mortgage Corporation
FNMA     --  Federal National Mortgage Association
FSA      --  Federal Savings Association
GIC      --  Guaranteed Investment Contract
GNMA     --  Government National Mortgage Association

GO       --  General Obligation
HFA      --  Housing Finance Authority
IDA      --  Industrial Development Authority
IDB      --  Industrial Development Board
IDR      --  Industrial Development Revenue
ISD      --  Independent School District
INFLOS   --  Inverse Floaters
LOC      --  Letter of Credit
MBIA     --  Municipal Bond Investors Assurance
             Corporation
MVRICS   --  Municipal Variable Rate Inverse
             Coupon Security
PCFA     --  Pollution Control Financing Authority
PCR      --  Pollution Control Revenue
RIBS     --  Residual Interest Bonds
RITES    --  Residual Interest Tax-Exempt
             Securities
VA       --  Veterans Administration
VRDD     --  Variable Rate Demand Note
VRWE     --  Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                September 30,1996
--------------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost--$288,231,465)                         $294,411,303
   Cash                                                                     59,966
   Interest receivable                                                   5,368,412
   Receivable for securities sold                                        1,536,425
   Receivable for Fund shares sold                                         222,694
   Other assets                                                              2,731
----------------------------------------------------------------------------------
   Total Assets                                                        301,601,531
----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                      3,170,575
   Management fees payable                                                 142,146
   Distribution fees payable                                                18,133
   Accrued expenses                                                         29,773
----------------------------------------------------------------------------------
   Total Liabilities                                                     3,360,627
----------------------------------------------------------------------------------
Total Net Assets                                                      $298,240,904
==================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                         $     45,363
   Capital paid in excess of par value                                 298,127,358
   Undistributed net investment income                                      35,184
   Accumulated net realized loss on security transactions               (6,146,839)
   Net unrealized appreciation of investments                            6,179,838
----------------------------------------------------------------------------------
Total Net Assets                                                      $298,240,904
==================================================================================
Shares Outstanding:
   Class A                                                              40,924,020
   -------------------------------------------------------------------------------
   Class C                                                               4,438,558
   -------------------------------------------------------------------------------
Net Asset Value:
   Class A (redemption price)                                                $6.58
   -------------------------------------------------------------------------------
   Class C*                                                                  $6.57
   -------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 2.04% of net asset value per share)                 $6.71
==================================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchases.

                      SEE NOTES TO FINANCIAL STATEMENTS.
22

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
-------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996

INVESTMENT INCOME:
  Interest                                                         $  8,928,335
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             753,328
   Distribution fees (Note 3)                                           254,854
   Registration fees                                                     57,500
   Shareholder and system servicing fees                                 40,411
   Pricing service fees                                                  19,764
   Shareholder communications                                            16,470
   Audit and legal                                                        7,716
   Custody                                                                6,288
   Trustees' fees                                                         5,014
   Other                                                                  6,720
-------------------------------------------------------------------------------
   Total Expenses                                                     1,168,065
-------------------------------------------------------------------------------
Net Investment Income                                                 7,760,270
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            64,670,332
      Cost of securities sold                                        64,721,576
-------------------------------------------------------------------------------
   Net Realized Loss                                                    (51,244)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                             7,741,212
      End of period                                                   6,179,838
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (1,561,374)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (1,612,618)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  6,147,652
===============================================================================

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

                                                             September 30     March 31
========================================================================================
OPERATIONS:
   Net investment income                                    $  7,760,270    $ 14,623,173
   Net realized loss                                             (51,244)       (113,526)
   Increase (decrease) in net unrealized appreciation         (1,561,374)      2,264,491
----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                      6,147,652      16,774,138
----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                                      (7,908,295)    (14,441,996)
----------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                              (7,908,295)    (14,441,996)
----------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                           16,754,153      36,197,918
   Net asset value of shares issued in connection with
         the transfer of the Smith Barney Investment
         Trust - Smith Barney Limited Maturity Municipals
         Fund's net assets (Note 7)                                   --      50,182,191
   Net asset value of shares issued
      for reinvestment of dividends                            4,482,357       7,807,761
   Cost of shares reacquired                                 (28,519,714)    (60,675,920)
----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions                                 (7,283,204)     33,511,950
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                             (9,043,847)     35,844,092

NET ASSETS:
   Beginning of period                                       307,284,751     271,440,659
----------------------------------------------------------------------------------------
   End of period*                                           $298,240,904    $307,284,751
========================================================================================
 * Includes undistributed net investment income of:         $     35,184    $    183,209
========================================================================================

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

  1. Significant Accounting Policies

  The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and nine other separate investment portfolios: Florida, Georgia, New York, Ohio, Pennsylvania, National, Florida Limited Term, California Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

  The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to the Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. As of March 31, 1996, reclassifications were made to the Portfolios capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $36 and a portion of undistributed net investment income amounting to $35,830 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (countinued)
--------------------------------------------------------------------------------

regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  2. Exempt-Interest Dividends and Other Distributions

  The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

  Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

  3. Management Agreement and Transactions with Affiliated Persons

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1996, SB received sales charges of approximately $139,000 on purchases of the Portfolio's Class A shares.

  There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares of the Portfolio if redemption occurs less than one year from initial purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended September 30, 1996, CDSCs paid to SB were approximately:

                                                   Class A             Class C
================================================================================
CDSCs                                               $5,000              $7,000
================================================================================

  Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class C shares calculated at the annual

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

rate of 0.20% of the average daily net assets. For the six months ended September 30, 1996, total Distribution Plan fees incurred were:

                                                              Class A    Class C
================================================================================
Distribution Plan Fees                                        $204,340   $50,514
================================================================================

 All officers and two Trustees of the Fund are employees of SB.


 4. Investments

  During the six months ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $54,294,889
--------------------------------------------------------------------------------
Sales                                                                 64,670,332
================================================================================

  At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $ 7,449,524 *
Gross unrealized depreciation                                       (1,269,686)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 6,179,838 *
================================================================================
* Substantially the same for Federal income tax purposes.

  5. Capital Loss Carryforward

  At March 31, 1996, the Portfolio had, for Federal income tax purposes, approximately $6,083,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryovers are indicated below. Expiration occurs on March 31, of the year indicated:

                                         2001      2002       2003      2004
================================================================================
Carryforward Amounts                    $920,000  $577,000 $2,846,000 $1,740,000
================================================================================

  6. Shares of Beneficial Interest

  At September 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

 At September 30, 1996, total paid-in capital amounted to the following for each class:

                                                          Class A        Class C
================================================================================
Total Paid-in Capital                                $268,179,404    $29,993,317
================================================================================

Transactions in shares of each class were as follows:

                                       Six Months Ended              Year Ended
                                      September 30, 1996            March 31, 1996*
                                     -------------------         --------------------
                                     Shares       Amount         Shares        Amount
=========================================================================================
Class A
Shares sold                         2,024,065   $ 13,311,042    4,460,506    $ 29,767,813
Net asset value of shares issued
   in connection with the transfer
   of the Smith Barney Investment
   Trust - Smith Barney Limited
   Maturity Municipals Fund's
   net assets (Note 7)                     --             --    7,239,377      48,596,354
Shares issued on reinvestment         607,021      3,984,074    1,037,716       6,883,693
Shares redeemed                    (3,782,513)   (24,872,538)  (8,105,534)    (53,911,260)
------------------------------------------------------------------------------------------
Net Increase (Decrease)            (1,151,427)  $ (7,577,422)   4,632,065    $ 31,336,600
==========================================================================================
Class C
Shares sold                           523,614   $  3,443,111      933,359    $  6,230,105
Net asset value of shares issued
   in connection with the transfer
   of the Smith Barney Investment
   Trust - Smith Barney Limited
   Maturity Municipals Fund's
   net assets (Note 7)                     --             --      236,434       1,585,837
Shares issued on reinvestment          75,939        498,283      137,628         912,585
Shares redeemed                      (522,332)    (3,435,665)  (1,018,889)     (6,764,660)
------------------------------------------------------------------------------------------
Net Increase                           77,221   $    505,729      288,532    $  1,963,867
==========================================================================================
Class Y
Shares sold                                --   $         --       30,535    $    200,000
Shares issued on reinvestment              --             --        1,729          11,483
Shares redeemed                       (32,264)      (211,511)          --              --
------------------------------------------------------------------------------------------
Net Increase (Decrease)               (32,264)  $   (211,511)      32,264    $    211,483
==========================================================================================

* For Class Y shares, transactions are for the period from April 4, 1995 (inception date) to March 31, 1996.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  7. Transfer of Net Assets

  On February 2, 1996, the Fund acquired the assets and certain liabilities of the Smith Barney Investment Trust - Smith Barney Limited Maturity Municipals Fund ("Limited Maturity Fund") pursuant to an Agreement and Plan of Reorganization dated December 14, 1995. Total shares issued by the Portfolio and the total net assets of Limited Maturity Fund on the date of transfer were as follows:

                                       Shares        Total Net      Total Net
                                      Issued by      Assets of      Assets of
Acquired Fund                       the Portfolio  Acquired Fund  the Portfolio
================================================================================
Limited Maturity Fund                 7,475,811     $50,182,191   $260,062,548
================================================================================

  The total net assets of the Limited Maturity Fund before acquisition included unrealized appreciation of $772,816 and a net realized loss of $851,038. Total net assets of the Portfolio immediately after the transfer were $310,244,739. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:


Class A Shares                 1996(1)       1996      1995(2)      1994        1993       1992
===============================================================================================
Net Asset Value,
 Beginning of Period        $   6.61     $   6.54   $   6.55     $   6.68   $   6.45   $   6.38
------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income          0.17         0.36       0.36         0.37       0.39       0.42
 Net realized and
   unrealized gain (loss)      (0.03)        0.07         --        (0.13)      0.23       0.07
------------------------------------------------------------------------------------------------
Total Income From
 Operations                     0.14         0.43       0.36         0.24       0.62       0.49
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income         (0.17)       (0.36)     (0.37)       (0.37)     (0.39)     (0.42)
------------------------------------------------------------------------------------------------
Total Distributions            (0.17)       (0.36)     (0.37)       (0.37)     (0.39)     (0.42)
------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period              $   6.58     $   6.61   $   6.54     $   6.55   $   6.68   $   6.45
------------------------------------------------------------------------------------------------
Total Return                    2.21%+++     6.65%      5.69%        3.65%      9.82%      7.99%
------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)       $269,077     $278,247   $244,818     $281,771   $242,491   $157,426
------------------------------------------------------------------------------------------------
Ratios to Average
 Net Assets:
 Expenses                       0.75%+       0.75%      0.61%        0.53%      0.55%      0.49%
 Net investment income          5.17+        5.43       5.61         5.53       5.90       6.42
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate        18.19%       25.72%     21.80%       24.72%     24.53%     26.27%
================================================================================================

 (1) For the six months ended September 30, 1996 (unaudited).
 (2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
 +++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:


Class C Shares                                1996(1)      1996     1995(2)      1994     1993(3)
================================================================================================
Net Asset Value, Beginning of Period        $  6.61     $  6.54   $  6.54     $  6.68   $ 6.62
------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income                         0.16        0.35      0.35        0.35     0.10
 Net realized and unrealized gain (loss)      (0.03)       0.06        --       (0.14)    0.05
------------------------------------------------------------------------------------------------
Total Income From Operations                   0.13        0.41      0.35        0.21     0.15
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.17)      (0.34)    (0.35)      (0.35)   (0.09)
------------------------------------------------------------------------------------------------
Total Distributions                           (0.17)      (0.34)    (0.35)      (0.35)   (0.09)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  6.57     $  6.61   $  6.54     $  6.54   $ 6.68
------------------------------------------------------------------------------------------------
Total Return                                   1.96%+++    6.45%     5.51%       3.15%    2.28%+++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $29,164     $28,824   $26,622     $26,869   $5,738
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.97%+      0.96%     0.89%       0.88%    0.88%+
 Net investment income                         4.95+       5.22      5.34        5.10     5.35+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       18.19%      25.72%    21.80%      24.72%   24.53%
================================================================================================

 (1) For the six months ended September 30, 1996 (unaudited).
 (2) On November 7, 1994, the former Class B shares were renamed Class C shares.
 (3) For the period from January 5, 1993 (inception date) to March 31, 1993.
 +++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +   Annualized.

                     [This page intentionally left blank]

SMITH BARNEY
MUNI FUNDS


TRUSTEES

Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
-----------------------------------
A member of Travelers Group  [LOGO]


INVESTMENT MANAGER

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds--Limited Term Portfolio. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


SMITH BARNEY MUNI FUNDS

388 Greenwich Street
New York, New York 10013


FD0804 11/96





SEMI -- ANNUAL REPORT


[GRAPHIC]


SMITH BARNEY
MUNI FUNDS


NEW YORK MONEY
MARKET AND
NEW YORK PORTFOLIOS
-------------------
September 30, 1996


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
NEW YORK MONEY MARKET AND NEW YORK PORTFOLIOS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds-New York Money Market and New York Portfolios for the period ended September 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio Strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow in the semi-annual report.

Market and Economic Overview

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility over the past six months. However, this heightened volatility has been confined to a narrow trading range of 6.75% and 7.20% on 30-Year U.S. Treasury yields.

In our view, this heightened bond market volatility stems from several conditions in the U.S. economy, with the most important being the underlying strength of the U.S. economy which many investors fear could lead to higher inflation. For example, gross domestic product (GDP) in the U.S. for the second quarter of 1996 grew at an annualized rate of 4.7%, up from 2.0% in the first quarter. This pace of economic growth has caused pressures on both labor and capital to increase; however, there have been no signs of a pick-up in inflation. Bond market investors continue to closely monitor recent U.S. economic data for indications whether the rate of U.S. economic growth will moderate, or whether the economy will continue to grow at its current pace. The latter scenario would most likely cause the Federal Reserve Board (the Fed) to tighten monetary policy by raising short-term interest rates. While the majority of key U.S. economic announcements over the past six months points toward a strengthening rather than a weakening economy, government reports released during the month of September suggest that the economy may be headed for a slowdown. In response, interest rates have since declined from their higher levels in June and July.

Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, the municipal bond market's better relative performance can be attributed primarily higher demand and modest supply. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. This increased demand combined with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

New York Money Market Portfolio Performance
Update and Strategy

The New York Money Market Portfolio seeks to provide investors with income exempt from federal income tax (other than the alternative minimum tax) and New York State and City personal income taxes by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

As of September 30, 1996, the New York Money Market Portfolio's 7-day current yield was 3.04%. The Portfolio's 7-day effective yield--which reflects compounding--was 3.09%. This means that New York state residents in the combined federal and effective state income tax bracket of 43.22% would have to earn a 5.20% taxable yield to match the tax-free income provided by the Portfolio. The average maturity of the Portfolio's holdings is expected to remain between 50 and 60 days over the near term.

While the New York Money Market Portfolio tries to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S. government does not insure or guarantee an investment in the New York Money Market Portfolio.

New York Portfolio's Performance and
Investment Strategy

The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and New York City personal income taxes as is consistent with prudent investing.

For the six months ended September 30, 1996, the Class A shares of the New York Portfolio posted a total return of 3.29%. In comparison, the Portfolio's Lipper Analytical Services, Inc. New York municipal bond fund peer group average had a total return of 2.91% for the same time period. (Lipper is an independent fund tracking organization.)

Over the six-month period covered by this report, the New York Portfolio distributed dividends totaling $0.366 per share; based on its net asset value
(NAV) of $13.25 as of September 30, 1996, this equates to an annualized distribution rate of 5.52% on Class A shares. For a New York state resident in the top combined federal and effective state income tax bracket of 43.22%, the New York Portfolio's tax-free yield of 5.52% is equivalent to a taxable yield of 9.30%.

The Portfolio's average weighted maturity as of September 30, 1996 was just over 21 years. During the period covered by this report, the New York Portfolio maintained its high-quality credit orientation and broad sector diversification including, but not limited to, general obligation and revenue bonds. As of September 30, 1996, approximately 94% of the New York Portfolio was in investment-grade securities with approximately 27% of the Portfolio's investments rated AAA. (An investment grade security has a rating of BBB/BAA or better from Standard & Poor's Ratings Services or Moody's Investors Service Inc., two major credit rating and reporting agencies). The largest sectors of the New York Portfolio were hospital bonds (22.4%), education bonds (16.8%), multi-family housing bonds (8.0%) and transportation bonds (8.0%).

New York Economic Highlights

Standard & Poor's Ratings Services recently affirmed its single A-minus rating on New York State's general obligation debt and their outlook for the state's economy remains positive. However, an upgrade appears unlikely due to the record long delay in passing the fiscal 1997 budget as well as structural imbalances in the budget. In our view, the key to New York State's future is continued fiscal restraint and dealing with the challenge of additional burdens that will come from the recently enacted welfare reforms at the federal level.

In closing, thank you for investing in the New York Money Market and New York Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                            /s/ Peter M. Coffey

Heath B. McLendon                                Peter M. Coffey
Chairman and                                     Vice President
Chief Executive Officer                          New York Portfolio


/s/ Joseph Benevento

Joseph Benevento
Vice President
New York Money Market Portfolio

October 15, 1996

Announcing a New Systematic Investment
Program Monthly Minimum

If you are a shareholder purchasing shares of the New York Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum initial investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. However, please note that participating in Smith Barney's Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.

--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                 ------------------------
                                  Beginning       End            Income      Total
Period Ended                      of Period    of Period       Dividends   Returns(1)
====================================================================================
9/30/96                            $13.19         $13.25          $0.37      3.29%+
------------------------------------------------------------------------------------
3/31/96                             12.83          13.19           0.74      8.71
------------------------------------------------------------------------------------
3/31/95                             12.83          12.83           0.77      6.32
------------------------------------------------------------------------------------
3/31/94                             13.25          12.83           0.79      2.66
------------------------------------------------------------------------------------
3/31/93                             12.33          13.25           0.81     14.48
------------------------------------------------------------------------------------
3/31/92                             11.80          12.33           0.81     11.98
------------------------------------------------------------------------------------
3/31/91                             11.67          11.80           0.85      8.74
------------------------------------------------------------------------------------
3/31/90                             11.48          11.67           0.87      9.28
------------------------------------------------------------------------------------
3/31/89                             11.25          11.48           0.86     10.03
------------------------------------------------------------------------------------
3/31/88                             12.46          11.25           0.85     (2.63)
------------------------------------------------------------------------------------
Inception* - 3/31/87                12.50          12.46           0.13      0.52+
====================================================================================
Total                                                            $ 7.85
====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                 ------------------------
                                  Beginning       End            Income      Total
Period Ended                      of Period    of Period       Dividends   Returns(1)
====================================================================================
9/30/96                            $13.18       $13.24          $0.33       3.03%+
-----------------------------------------------------------------------------------
3/31/96                             12.84        13.18           0.68       8.05
-----------------------------------------------------------------------------------
Inception* - 3/31/95                11.96        12.84           0.29       9.92+
===================================================================================
Total                                                           $1.30
===================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                 ------------------------
                                  Beginning       End            Income      Total
Period Ended                      of Period    of Period       Dividends   Returns(1)
====================================================================================
9/30/96                            $13.17        $13.23          $0.33      3.01%+
------------------------------------------------------------------------------------
3/31/96                             12.83         13.17           0.68      8.07
------------------------------------------------------------------------------------
3/31/95                             12.82         12.83           0.68      5.66
------------------------------------------------------------------------------------
3/31/94                             13.24         12.82           0.70      1.96
------------------------------------------------------------------------------------
Inception* - 3/31/93                12.84         13.24           0.12      4.04+
====================================================================================
Total                                                            $2.51
====================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY
AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charge(1)
                                      ----------------------------------
                                      Class A       Class B      Class C
========================================================================
Six Months Ended 9/30/96+              3.29%         3.03%        3.01%
------------------------------------------------------------------------
Year Ended 9/30/96                     6.96          6.26         6.38
------------------------------------------------------------------------
Five Years Ended 9/30/96               7.77           N/A          N/A
------------------------------------------------------------------------
Inception* through 9/30/96             7.45         11.22         6.11
========================================================================

                                             With Sales Charge(2)
                                      ----------------------------------
                                      Class A       Class B      Class C
========================================================================
Six Months Ended 9/30/96+             (0.85)%       (1.47)%       2.08%
------------------------------------------------------------------------
Year Ended 9/30/96                     2.64          1.79         5.38
------------------------------------------------------------------------
Five Years Ended 9/30/96               6.90           N/A          N/A
------------------------------------------------------------------------
Inception* through 9/30/96             7.00          9.29         6.11
========================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                          Without Sales Charge(1)
========================================================================
Class A (Inception* through 9/30/96)              100.99%
------------------------------------------------------------------------
Class B (Inception* through 9/30/96)               22.37
------------------------------------------------------------------------
Class C (Inception* through 9/30/96)               24.75
========================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                          the New York Portfolio vs.
                            Lehman Long Bond Index+
--------------------------------------------------------------------------------
                        January 1987 -- September 1996


                                   [GRAPHIC]

             NY Portfolio         Lehman Long Bond Index

               $ 9,549                   $10,000
                 9,596                    10,212
                 9,315                    10,381
                10,219                    11,362
                11,135                    12,599
                12,073                    13,580
                13,481                    15,120
                15,394                    17,327
                15,767                    17,521
                16,740                    19,103
                18,184                    20,557
                18,796                    21,445

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on January 16, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1996. The Lehman Long Bond Index is a broad based, total return index, comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty three years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                          September 30, 1996
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO


  FACE
 AMOUNT          RATING                   SECURITY                           VALUE
=====================================================================================
                            Albany County New York FGIC-Insured:
$ 1,000,000        AAA        3.750% due 10/1/96                          $ 1,000,000
  1,785,000        MIG 1*     Series C 3.500% due 2/19/97                   1,785,630
  8,000,000        NR       Albany NY CSD 4.00% due 10/18/96                8,001,017
                            Albany IDA IDR:
  1,285,000        A-         PBS Development Co. Project
                                4.250% due 12/1/96(a)                       1,285,000
                              540 Broadway Project:
  1,390,000        A-           Series B-2 4.250%  due 12/1/96(a)           1,390,000
  1,380,000        A-           Series B-3 4.250%  due 12/1/96(a)           1,380,000
  7,000,000        NR       Averill Park New York CSD BAN 4.000%
                              due 1/3/97                                    7,004,327
                            Baldwin UFSD:
  5,000,000        NR         BAN 3.750% due 11/1/96                        5,000,412
  6,900,000        NR         TAN 4.250% due 6/30/97                        6,914,987
  4,250,000        NR       Bayport-Blue Point Union School District
                              4.500% due 6/19/97                            4,265,071
                            Board Cooperative Educational Services:
  1,300,000        NR         District RAN Series  A 4.250% due 6/26/97     1,302,291
 10,000,000        NR         District RAN Series  A 4.500% due 6/26/97    10,010,537
  8,929,000        NR       Brentwood NY UFSD TAN 4.250% due 12/20/96       8,938,577
  2,350,000        NR       Clinton UFSD BAN  4.250% due 6/27/97            2,355,819
  5,000,000        NR       Chatauqua County New York GO TAN
                              3.750% due 12/20/96                           5,003,722
  5,000,000        A-1      Columbia County New IDA IRA (Rural
                              Manufacturing Co. Inc. Project)
                              Series A 3.700%(a)(b)                         5,000,000
 12,000,000        NR       Commack UFSD TAN 4.250% due 6/27/97            12,042,586
  3,525,000        A-2      Corinth New York IDA Solid Waste Display
                              Revenue (International Paper Co. Project)
                              Series A 3.400% due 3/1/97(a)(g)              3,525,000
 11,810,000        NR       Dover UFSD BAN  4.500% due 9/12/97             11,852,990
  3,000,000        NR       Eastern Suffolk BOCES 4.500% due 6/26/97        3,011,207
                            Energy Resource & Development for NYS
                              Tax-Exempt Eagle Trust Muni Trust Receipts:
  8,000,000        A-1          Series 7059A  3.950%(b)                     8,000,000
  9,500,000        A-1          Series 7066A  3.950%(b)                     9,500,000
 18,000,000        A-1          Series 7057A  3.950%(b)                    18,000,000
  2,160,000        VMIG 1*  Erie County IDA (Rosina Food Products, Inc.)
                              3.700%(a)(b)                                  2,160,000
 11,300,000        A-1      Franklin County IDA IDR (Kes Chateaugay LP
                              Project) Series A 3.800%(a)(b)               11,300,000
  2,880,000        A-1      Fulton County IDR  (Fiber Conversion Inc.)
                              3.700%(a)(b)                                  2,880,000
  3,590,000        A-1      Geneva IDA Civic Facilities Revenue
                              (Colleges of the Seneca Series A ) 3.800%(b)  3,590,000
  2,785,000        NR       Grand Island Erie County BAN 4.500%
                              due 7/31/97                                   2,796,128
  1,800,000        NR       Highland Falls Fort Montgomery CSD
                              TAN 4.250% due 6/20/97                        1,802,475

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO


    FACE
   AMOUNT         RATING                 SECURITY                          VALUE
-----------------------------------------------------------------------------------
$ 2,800,000       NR       Hoosick Valley NY CSD BAN 4.000% due
                            6/20/97                                     $ 2,802,318
  1,100,000       AAA      Huntington New York Public Improvement
                           Series C FGIC-Insured 5.600%
                            due 11/1/96                                   1,101,676
  1,955,000       A-1      Jefferson County IDA IDR (The Climax
                            Manufacturing Co. Project) 3.700%(a)(b)       1,954,996
  3,050,000       NR       Johnsburg CSD BAN 4.00% due 12/20/96           3,051,631
  3,900,000       A-1      Lewis County IDA IDR (The Climax
                            Manufacturing Co. Project) 3.700%(a)(b)       3,900,000
  8,225,000       NR       Little Falls CSD BAN Series C 4.250% due
                            10/9/96                                       8,225,666
  8,500,000       NR       Long Beach CSD BAN 4.250% due 6/26/97          8,525,431
  3,500,000       NR       Mamaroneck UFSD TAN 4.000% due 2/6/97          3,503,550
                           Metropolitan Transit Authority Commuter
                             Facilities Revenue:
 30,500,000       A-1          3.750%(b)                                 30,500,000
  5,000,000       SP-1         RAN Series 1996 A 4.250% due 12/12/96      5,006,245
  8,624,000       NR       Miller Place UFSD BAN 4.500% due 10/18/96      8,625,345
  5,000,000       VMIG 1*  Monroe County IDA (Canal Ponds) 3.700%(b)      5,000,000
  5,415,000       P-1*     Monroe County IDA (Granite Building)
                            3.600%(b)                                     5,415,000
  3,500,000       A-1      Monroe County Public Improvement BAN
                            Series 1996 4.500% due 6/6/97                 3,519,482
 10,000,000       A-1+     Municipal Assistance Corp Series F Bonds
                            AMBAC-Insured 3.500% TECP                    10,000,000
                           Nassau County:
 17,590,000       SP-1       BAN Series A 3.500% due 11/15/96            17,595,268
  6,500,000       SP-1       BAN Series B 4.250% due 11/15/96             6,505,060
  8,500,000       SP-1       BAN Series C 4.250% due 3/14/97              8,517,927
 15,000,000       SP-1       RAN Series B 4.250% due 4/15/97             15,040,807
  3,100,000       AAA      New York City GO TOB Series H-6 3.960%(b)      3,100,000
                           New York City GO:
 14,000,000       A-1+       Sub-Series B-10 3.750%(b)                   14,000,000
  8,200,000       A-1+       Sub-Series D FGIC-Insured 3.750%(b)          8,200,000
 15,000,000       A-1+       Sub-Series F-2 3.950%(b)                    15,000,000
  3,800,000       A-1+       Sub-Series F-4 3.800%(b)                     3,800,000
  4,300,000       A-1+       Sub-Series F-5 3.800%(b)                     4,300,000
  5,900,000       A-1+       Sub-Series F-6 3.800%(b)                     5,900,000
  1,000,000       A-1+       Sub-Series F-7 3.800%(b)                     1,000,000
 16,400,000       VMIG 1*  New York City Housing Development
                             (East 96th Street Project) Series A
                             3.700%(a)(b)                                16,400,000
                           New York City HDC Mortgage Revenue
                             Multi-Family Housing:
 10,000,000       A-1        400 West 59th Series A-1 3.700%(a)(b)       10,000,000
 10,000,000       A-1        400 West 59th Series A-2 3.800%(a)(b)       10,000,000
  3,600,000       A-1+       James Tower Development Series A 3.700%(b)   3,600,000
  9,590,000       A-1+       Parkgate Towers Series A 3.650%(b)           9,590,000
  1,875,000       VMIG 1*    Queenswood Apartments Series A 3.850%(b)     1,875,000
                           New York City IDA IDR:
  3,450,000       VMIG 1*    Series 87A 3.800%(a)(b)                      3,450,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT            RATING                    SECURITY                        VALUE
=====================================================================================
$ 1,100,000        VMIG 1*    Series 89-0 3.800%(a)(b)                   $  1,100,000
  1,770,000        VMIG 1*    Series 89-G 3.800%(a)(b)                      1,770,000
                            New York City Muni Finance Authority:
 11,100,000        A-1+       3.450% TECP                                  11,100,000
  7,255,000        A-1+       Series (SGA 13)  3.800%(b)                    7,255,000
                            New York City Muni Trust Receipts:
  5,000,000        A-1+       Series (SAK 1) AMBAC-Insured 3.900%(b)        5,000,000
  2,500,000        A-1+       Series (SAK 2) MBIA-Insured 3.900%(b)         2,500,000
  3,000,000        AAA      New York City Muni Water Finance Authority:
                              (Pre-Refunded Call 6/15/97 @ 101.50)
                                7.625% due 6/15/016(e)                      3,124,503
  3,500,000       A-1+          3.600% due 11/12/96                         3,500,000
 12,000,000       A-1+      New York City Muni Water Tax-Exempt
                              Eagle Trust Muni Trust Receipts
                              FGIC-Insured 3.950%(b)                       12,000,000
 13,300,000       A-1       New York City Water & Sewer Certificate
                              Series 92 AMBAC-Insured Muni Trust
                              Receipts 3.900%(b)                           13,300,000
  6,500,000       SP-1+     New York City TAN  Series A 4.500% due
                              2/12/97                                       6,518,581
                            New York State Dormitory Authority
                              Revenue:
  4,325,000       A-1+          Muni Trust Receipts Colgate University
                                  Series (SGA 15) FGIC-Insured 3.800%(b)    4,325,000
  2,000,000       A-1+          Muni Trust Receipts Series (SAK 3)
                                  FGIC-Insured 3.900%(b)                    2,000,000
                                Memorial Sloan Kettering:
 20,000,000       AAA               3.450% due 11/12/96                    20,000,000
 13,000,000       AAA               3.450% due 11/20/96                    13,000,000
 26,500,000       VMIG 1*   New York State Energy Research &
                              Development Electricity Facilities
                              Revenue (Long Island Lighting Co.)
                              3.750% to 3.850%(a)(b)                       26,500,000
  6,000,000      P-1 *      New York State Energy Research &
                              Development Authority Pollution Control
                              Revenue Central-Hudson Gas & Electricity
                              Series 85B 3.650%(b)                          6,000,000
 17,222,500      AAA        New York State Environmental Facilities Corp.
                              Pollution Control Revenue 3.600% due 1/1/97  17,222,500
                            New York State HFA Revenue Multi-Family
                              Housing:
 21,100,000      A-1+         Normandie Court I  Project 3.700%(b)         21,100,000
  1,900,000      A-1+         Series 1988A  AMBAC-Insured 3.800%(b)         1,900,000
                            New York State Local Government
                              Assistance Corp.:
 22,200,000      A-1+         Series A 3.700%(b)                           22,200,000
  4,900,000      A-1+         Series B 3.750%(b)                            4,900,000
 11,200,000      A-1+         Series C 3.750%(b)                           11,200,000
 16,200,000      A-1+         Series D 3.750%(b)                           16,200,000
 12,400,000      A-1+         Series E 3.750%(b)                           12,400,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO


  FACE
 AMOUNT           RATING                   SECURITY                        VALUE
===================================================================================
$ 32,725,000      VMIG 1*  New York State Mortgage Agency Revenue,
                             Muni Trust Receipts 4.000% (a)(b)         $ 32,725,000
   5,000,000      A-1+     New York State Power Authority Series
                             SG-4 3.800%(b)                               5,000,000
  10,165,000      A-1+     New York State Throughway Authority
                             Muni Trust Receipts
                             FGIC-Insured 3.800%(b)                      10,165,000
  12,342,000      VMIG 1*  New York State Urban Development Corp.
                             Revenue Variable Rate
                             Certificate-Correctional Facilities
                             Muni Trust Receipts 3.950%(b)               12,342,000
   1,900,000      A-1      Newbrugh IDA Civic Facility Revenue
                             (Saint Mary's College) 3.700%(b)             1,900,000
                           Niagara County IDA (American Re-Fuel):
   3,600,000      VMIG 1*    3.600% due 10/8/96 TECP(a)                   3,600,000
   4,500,000      VMIG 1*    3.750% due 10/7/96 TECP(a)                   4,500,000
  33,410,000      VMIG 1*    4.000%(b)                                   33,410,000
   3,500,000      P-1*     Niagara County IDA IDR (General Abrasive
                             Tribacher) 3.950%(a)(b)                      3,500,000
   2,760,000      NR       North Hempstead BAN 4.000% due 11/1/96         2,760,648
     500,000      VMIG 1*  North Hempstead Solid Waste Management
                             Authority Solid Waste Management
                             Revenue Refunding Series A 3.750%(b)           500,000
   3,000,000      NR       Pelham NY UFSD BAN 4.000% due 11/1/96          3,001,086
   6,000,000      AAA      Puerto Rico Industrial Medical PCR (Abbott
                             Laboratory) Series 1983 3.410% due 3/3/97    6,000,000
   1,320,000      NR       Rensselaer County IDA IDR (Millers
                             Supermarket Inc. Project) 3.750%
                             due 3/3/97(a)                                1,320,000
   1,000,000      P-1*     Rochester Gas & Electricity 3.450%(b)          1,000,000
   2,690,000      MIG 1*   Rochester TOB Muni Trust Receipts
                             AMBAC-Insured 3.950%(b)                      2,690,000
  11,273,000      NR       Schenectady County BAN Series A 3.500%
                             due 2/14/97                                 11,277,043
   2,000,000      P-1*     Schenectady County IDA IDR Refunding
                             Scotia Industrial Park Project Series A
                             3.600%(b)                                    2,000,000
   5,000,000      MIG 1*   South Country CSD TAN 4.000% due 6/25/97       5,000,000
  20,000,000      SP-1+    Suffolk County NY 4.500% due 9/11/97          20,102,251
                           Triborough Bridge & Tunnel Authority
                             Revenue, Certificates General Purpose,
                             Series C:
   6,930,000      A-1+         Muni Trust Receipts MBIA-Insured
                                 3.800%(b)                                6,930,000
  23,500,000      VMIG 1*      Special Obligation FGIC-Insured
                                 3.800%(b)                               23,500,000
   7,475,000      NR       West Seneca CSD BAN 4.250% due 6/26/97         7,493,441
-----------------------------------------------------------------------------------
                           TOTAL INVESTMENT -- 100%
                           (Cost --$866,935,231**)                     $866,935,231
===================================================================================

                      See Notes to financial Statements.

--------------------------------------------------------------------------------
  Schedules of Investments (unaudited)(continued)             September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
==========================================================================================
Education -- 16.8%
                           New York State Dormitory Authority Revenue Bonds,
                             City University:
$ 2,500,000      Baa1*         7.500% due 7/1/10(d)                           $  2,878,125
  5,000,000      AAA           AMBAC-Insured, 5.375% due 7/1/25                  4,756,250
  3,000,000      AAA           Series 2, MBIA-Insured, 6.875% due 7/1/14         3,322,500
                               Series A:
  5,625,000      Baa1*           5.625% due 7/1/16                               5,428,125
  2,975,000      AAA             FSA-Insured, 5.750% due 7/1/18                  3,012,188
  7,000,000      Baa1*         Series B, 6.000% due 7/1/14                       7,043,750
  2,000,000      BBB           Series C, 8.200% due 7/1/14                       2,147,500
  1,250,000      Baa1*         Series U, 6.250% due 7/1/02                       1,309,375
  2,855,000      AAA       Comsewogue Public Library, MBIA-Insured,
                             6.000% due 7/1/15                                   2,929,944
  3,000,000      AAA       Cooper Union, FSA-Insured, 7.200% due 7/1/20          3,311,250
                           Cornell University, Series A:
  2,000,000      AA          7.375% due 7/1/20                                   2,207,500
  1,000,000      AA          7.375% due 7/1/30                                   1,103,750
  1,230,000      AAA       Crouse Community Center, FHA-Insured,
                             7.500% due 8/1/29                                   1,345,313
    200,000      A+        Department of Health, State of New York Issue,
                             7.250% due 7/1/02                                     217,250
  3,500,000      AAA       Episcopal Health, FHA-Insured, 5.900% due 8/1/20      3,425,625
                           Genessee Valley, FHA-Insured:
  1,000,000      AA          Series A, 6.900% due 2/1/32                         1,050,000
    685,000      AA          Series B, 6.850% due 8/1/16                           740,656
    800,000      AA-       Ideal Senior Living Center, FHA-Insured,
                             7.625% due 8/1/28                                     863,000
  1,600,000      A+        Irving Memorial Hospital, 10.500% due 7/1/17          1,635,952
  2,335,000      AAA       Jewish Geriatric Center, FHA-Insured,
                             7.150% due 8/1/14                                   2,591,850
  2,000,000      AAA       Long Island Medical Center, Series A, FHA-Insured,
                             7.750% due 8/15/27                                  2,117,500
  2,700,000      AA        Manhattan College, Asset Guarantee-Insured,
                             6.500% due 7/1/19                                   2,808,000
                           New York Medical College:
    220,000      AA          Asset Guarantee-Insured, 6.700% due 7/1/01            237,600
  1,140,000      AAA         7.250% due 10/1/03                                  1,195,575
  1,600,000      AAA       Niagara Falls, FHA-Insured, Series B,
                             6.200% due 2/1/15                                   1,660,000
                           New York State Urban Development Corp.:
  7,950,000      BBB         Center for Individual Innovation,
                               5.500% due 1/1/13                                 7,602,187
  3,660,000      BBB         Syracuse University Center, 5.500% due 1/1/15       3,467,850
  5,000,000      Baa1*     State of New York Issue, Series 1991,
                              7.750% due 7/1/21                                  5,731,250

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1996
--------------------------------------------------------------------------------

                             NEW YORK PORTFOLIO


 FACE
AMOUNT            RATING                SECURITY                            VALUE
=====================================================================================
Education -- 16.8% (continued)
                           State University Educational Facility,
                              Series A:
$ 1,000,000          A+         7.500% due 5/15/11                       $  1,167,500
  9,000,000          A+         6.375% due 5/15/14                          9,180,000
 12,110,000          A+         5.875% due 5/15/17                         12,019,175
  5,000,000          A+         5.250% due 5/15/19                          4,575,000
  5,000,000          A+         Series B, 5.250% due 5/15/11                4,756,250
  2,375,000          A+         Series C, 5.400% due 5/15/23                2,158,281
  2,450,000          AAA    St. Vincent's Hospital & Medical
                              Center, FHA-Insured, 7.400% due 8/1/30        2,661,312
  7,370,000          A+     University of Rochester, Series A, 6.500% due
                              7/1/19                                        7,830,625
    285,000          BBB-   Upstate Community College, Series B,
                              7.100% due 7/1/01                               310,294
-------------------------------------------------------------------------------------
                                                                          120,798,302
-------------------------------------------------------------------------------------
Escrowed to Maturity(f) -- 1.3%
  1,495,000          AAA    Commonwealth of Puerto Rico, Aqueduct &
                              Sewer Authority Revenue Bonds, 10.250%
                              due 7/1/09                                    2,064,969
                            New York City GO, AMBAC-Insured, Series I:
  3,150,000          AAA      7.250% due 8/15/14                            3,429,562
    945,000          AAA      7.250% due 8/15/15                            1,018,238
  2,775,000          AAA    New York State Power Authority Revenue &
                              General Purpose, 9.500% due 1/1/01            3,021,281
-------------------------------------------------------------------------------------
                                                                            9,534,050
-------------------------------------------------------------------------------------
Finance -- 3.4%
    500,000          AA-    Municipal Assistance Corp., New York
                              City, Series 64, 7.625% due 7/1/08              547,500
                            New York State Local Government Assistance
                              Corp.:
 14,345,000          A        1992 Series A, 6.875% due 4/1/19             15,618,119
  8,225,000          A        1993 Series C, 5.500% due 4/1/17              8,060,500
-------------------------------------------------------------------------------------
                                                                           24,226,119
-------------------------------------------------------------------------------------
General Obligation -- 7.3%
    500,000          AAA    Buffalo Refunding Bonds, FGIC-Insured,
                              6.250% due 2/1/16                               518,125
  1,000,000          A      Commonwealth of Puerto Rico GO, 8.000% due
                              7/1/08                                        1,072,500
    860,000          A-     Commonwealth of Puerto Rico Municipal Finance
                              Agency, Series A, 8.250% due 7/1/08             929,875
                            Green Island GO:
    100,000          Baa*     9.375% due 11/1/01                              116,375
    125,000          Baa*     9.375% due 11/1/02                              147,656

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
==========================================================================================
General Obligation -- 7.3% (continued)
                           New York City Refunding Bonds:
$ 4,000,000      AAA         MBIA 6.950% due 8/15/12                           $ 4,475,000
  5,000,000      A-          Series A, 6.250% due 8/1/09                         5,056,250
                             Series B:
    800,000      AAA           FSA-Insured 5.850% due 10/1/07                      818,000
  5,000,000      A-            5.875% due 8/15/16                                4,750,000
  5,000,000      Baa1*       Series C, 6.660% due 8/1/09                         5,043,750
    255,000      AAA         Series D,BIG-Insured 8.000% due 8/1/04                267,406
 10,000,000      A-          Series F, 5.750% due 2/1/19                         9,337,500
  5,500,000      BBB+        Series H, 7.000% due 2/1/21                         5,761,250
                             Series I, AMBAC-Insured:
  1,850,000      AAA           7.250% due 8/15/14                                1,981,813
    555,000      AAA           7.250% due 8/15/15                                  595,237
  5,000,000      A-          Series J 5.500% due 2/15/26                         4,462,500
                           New York State GO:
  2,000,000      A*          7.000% due 11/15/02                                 2,222,500
  1,000,000      A*         12.000% due 11/15/03                                 1,405,000
  2,750,000      A*          9.875% due 11/15/05(d)                              3,667,812
------------------------------------------------------------------------------------------
                                                                                52,628,549
------------------------------------------------------------------------------------------
Government Facilities -- 4.2%
                           New York State Dormitory Authority Revenue,
                             Lease-Series A:
  3,400,000      Baa1*         5.375% due 5/15/16                                3,106,750
 10,000,000      Baa1*         5.250% due 5/15/21                                8,825,000
                           New York State Urban Development Corp. Revenue,
                             Correctional Facilities:
  7,195,000      A             5.250% due 1/1/21                                 6,394,556
                               Series 6:
  1,615,000      Baa1*            5.375% due 1/1/25                              5,128,750
  5,000,000      AAA              AMBAC-Insured, 5.500% due 1/1/14               4,975,000
  5,500,000      AAA              FSA-Insured, 5.375% due 1/1/25                 1,449,462
------------------------------------------------------------------------------------------
                                                                                29,879,518
------------------------------------------------------------------------------------------
Hospitals -- 22.4%
  3,000,000      AAA       Beth Israel Medical Center, Series A, MBIA-Insured,
                             7.500% due 11/1/10                                  3,348,750
  4,000,000      BBB       Brookdale Hospital, 6.800% due 8/15/12                4,160,000
  2,500,000      BB        Central Suffolk Hospital Project, Series A,
                             6.125% due 11/1/16                                  2,343,750
                           Hospital & Nursing Home, FHA-Insured:
                             Series A:
 14,250,000      AAA           1995A, 6.200% due 2/15/28                        14,481,563
    145,000      AA            6.100% due 2/15/02                                  150,800

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
===========================================================================================
Hospitals -- 22.4% (continued)
$  11,805,000   AAA           6.200% due 2/15/21                                 $ 12,085,369
    1,000,000   AAA           8.000% due 2/15/28                                    1,077,500
    4,100,000   AA            7.450% due 8/15/31                                    4,479,250
      990,000   AA          Series B, 7.000% due 8/15/32                            1,063,012
                            Series C:
    1,975,000   AAA           6.400% due 8/15/14                                    2,049,063
    2,000,000   AA+           6.100% due 8/15/15                                    2,037,500
                          Long Term Healthcare, CGIC-Insured:
    1,860,000   AAA         Series B, 6.450% due 11/1/14                            1,957,650
      140,000   AAA         Series C, 6.400% due 11/1/14                              147,000
                          Mental Health Services Facilities:
      485,000   AAA         Series A, MBIA-Insured, 7.750% due 2/15/20                534,106
                            Series F:
    4,720,000   BBB+          6.500% due 8/15/12                                    4,897,000
    4,615,000   BBB+          6.500% due 2/15/19                                    4,776,525
    6,800,000   AA        Methodist Hospital, FHA-Insured, 6.700% due 8/15/23       7,148,500
      990,000   B1*       Monroe County IDA, Revenue Civic Facilities-Genesee
                            Hospital, Series A, 6.500% due 11/1/99                    997,425
    4,000,000   AA        Mortgage Project, Series A, FHA-Insured,
                            6.375% due 8/15/24                                      4,135,000
    4,750,000   Baa*      New York City Local Government Revenue, Health &
                            Hospitals Corp., Series A, 6.300% due 2/15/20           4,619,375
    4,700,000   BBB       New York Downtown Hospital, Series A,
                            6.800% due 2/15/20                                      4,817,500
                          New York Hospital, AMBAC/FHA-Insured Mortgage, Series A:
    8,500,000   AAA         6.800% due 8/15/24                                      9,296,875
    7,600,000   AAA         6.500% due 8/15/29                                      8,151,000
    2,500,000   AAA         6.900% due 8/15/34                                      2,750,000
                          New York State Dormitory Authority:
   10,000,000   BBB        Department of Health, Rosewell Project,
                              5.500% due 7/1/25                                     9,150,000
    3,655,000   AAA        Devereux Foundation, MBIA-Insured, 5.000% due 7/1/10     3,431,131
    2,000,000   AAA        John T. Mather Memorial Hospital, CONNIE LEE-Insured,
                              5.375% due 7/1/19                                     1,882,500
      455,000   BBB-       Manhattan Eye, Ear & Throat Hospital,
                              11.500% due 7/1/09                                      463,049
    3,000,000   AA         St. Lukes Home, 6.375% due 8/1/35                        3,082,500
      990,000   AAA        United Health Service Inc., FHA-Insured,
                              7.350% due 8/1/29                                     1,066,725
    5,075,000   BBB+      New York State Medical Care Facilities Finance Agency,
                            Revenue Bonds, 8.875% due 8/15/07                       5,351,181
    2,825,000   NR        Newark-Wayne Community Hospital Inc., Hospital Revenue,
                            Series A, 7.600% due 9/1/15                             2,697,875
      550,000   Baa*      Onondaga County IDA, Civic Facility Revenue Bonds,
                            1993 Series B, 6.625% due 1/1/18                          551,375

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
===========================================================================================
Hospitals -- 22.4% (continued)
 $     535,000   A-       Puerto Rico Industrial, Medical & Environmental Pollution
                            Control Facilities Finance Authority, (St. Lukes
                            Hospital Project), Series A, 6.100% due 6/1/01      $   552,387
     1,000,000   Aa*      Second Mortgage Healthcare Project,
                            6.375% due 11/15/19                                   1,038,750
     5,000,000   Baa*     Secured Hospital Revenue Bonds, Series 91-A,
                            7.400% due 8/15/21                                    5,300,000
                          Series A:
     1,185,000   BBB+       7.700% due 2/15/18                                    1,247,213
     1,840,000   BBB+       7.750% due 2/15/20                                    2,012,500
     1,570,000   Baa*       6.250% due 2/15/24                                    1,522,900
     6,000,000   Aa*        SONYMA-Insured, 5.850% due 2/15/33                    5,827,500
     3,500,000   AA       Series B, FHA-Insured, 6.100% due 2/15/15               3,552,500
     2,500,000   AA       Series C, FHA-Insured, 6.650% due 8/15/32               2,603,125
                          Series D, FHA-Insured:
       420,000   AAA        5.950% due 8/15/09                                      428,400
     5,000,000   AA         6.450% due 2/15/32                                    5,112,500
     1,640,000   AAA      St. Mary's Hospital Project, Series A, AMBAC-Insured,
                            6.200% due 11/1/14                                    1,724,050
       720,000   A        Valley Health Development Corp. Revenue Bonds,
                            FHA-Insured, Mortgage Loan, 11.300% due 2/1/23          860,400
-------------------------------------------------------------------------------------------
                                                                                160,963,074
-------------------------------------------------------------------------------------------
Housing: Multi-Family -- 8.0%
     6,470,000   BBB      Commonwealth of Puerto Rico, Urban Renewal & Housing
                            Corp. Revenue Bonds, 7.875% due 10/1/04               7,108,913
    10,200,000   AA       Housing New York Corp. Revenue Refunding,
                            5.500% due 11/1/20                                    9,435,000
                          New York City Housing Development Corp.,
                            Multi-Family Housing, Pass-Through Certificates:
     1,775,393   AAA          AMBAC-Insured, 6.500% due 12/20/01                  1,793,147
     1,606,421   NR           Cadman Project, 6.500% due 11/15/18                 1,624,494
                              FHA-Insured:
     5,000,000   AAA            7.350% due 6/1/19                                 5,262,500
     4,000,000   AAA            6.600% due 4/1/30                                 4,085,000
     1,019,803   NR           Heywood Towers Project, 6.500% due 10/15/17         1,031,275
     1,294,166   NR           Kelly Project, 6.500% due 2/15/18                   1,308,726
     1,661,973   NR           Riverside Project, 6.500% due 11/15/18              1,686,902
                          New York State Housing Finance Agency,
                            Multi-Family Housing:
                              FHA-Insured:
     2,000,000   Aa*            6.200% due 8/15/15(a)                             2,032,500
     2,905,000   Aa*            Series A, 10.000% due 11/15/25                    2,947,297
     1,500,000   AAA            Series C, 6.500% due 8/15/24                      1,552,500

                      See Notes to Finanical Statements.

--------------------------------------------------------------------------------
  Schedules of Investments (unaudited) (continued)            September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
==========================================================================================
Housing: Multi-Family  -- 8.0% (continued)
                                FSA-Insured:
 $ 3,450,000     AAA              Series A, 6.125% due 11/1/20                 $ 3,454,313
                           Second Mortgage Project, Multi-Family Housing,
                             SONYMA-Insured, Series A:
      500,00     Aa*           7.000% due 8/15/12(a)                               528,750
     500,000     Aa*           7.050% due 8/15/24(a)                               522,500
   6,870,000     Aa*         Series B, 6.250% due 8/15/29                        6,870,000
   1,750,000     Aa*         Series C, 6.600% due 8/15/27                        1,813,437
   4,240,000     Baa1*     Service Contract Obligation Revenue,
                             Series D, 5.375% due 3/15/23                        3,800,100
   1,000,000     A*        Rensselaer Multi-Family Housing Mortgage Revenue,
                             Rensselaer Multi-Family Housing Apartments,
                             Series A, 7.750% due 1/1/11                         1,052,500
------------------------------------------------------------------------------------------
                                                                                57,909,854
------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.1%
   1,820,000     NR        Lincoln Towers Housing Corp., 11.250% due 1/1/15      1,904,193
   3,350,000     Aa*       New York State Dormitory Authority Revenue,
                             Nursing Home, Wesley Garden, FHA-Insured,
                             6.125% due 8/1/35                                   3,404,438
                           New York State Mortgage Agency Revenue:
   2,625,000     Aa*         Series 37-A, 6.375% due 10/1/14                     2,739,844
   1,000,000     Aa*         Series 41-A, 6.450% due 10/1/14                     1,033,750
   4,000,000     Aa*         Series 42, FHA-Insured, 6.650% due 4/1/26(a)        4,115,000
   4,250,000     Aa*         Series 48, 6.100% due 4/1/25(a)                     4,260,625
   2,000,000     Aa*         Series 54, 6.100% due 10/1/15                       2,015,000
     835,000     Aa*         Series SS, Homeowner Mortgage, 7.950% due 10/1/22     891,363
     320,000     Aa*         8th Series A, Pool-Insured, 8.100% due 10/1/17        333,200
   1,345,000     Aa*         9th Series A, 7.300% due 4/1/17(a)                  1,360,131
------------------------------------------------------------------------------------------
                                                                                22,057,544
------------------------------------------------------------------------------------------
Industrial Development -- 6.7%
     355,000     NR        Albany County IDA, Historic Hudson River Heritage
                             Office Building, 9.500% due 12/1/95                   355,000
                           Battery Park City Authority Housing Revenue:
   6,715,000     AA          5.000% due 11/1/13                                  6,077,075
   5,000,000     AA          Series A, 5.250% due 11/1/17                        4,593,750
     500,000     A         Brookhaven IDA, 8.100% due 4/1/08                       524,375
   1,800,000     A         Grand Central, District Management Association
                             Refunding-Business Import District Capital,
                             5.125% due 1/1/14                                   1,678,500
                           Hempstead Town IDA, Resource Recovery Revenue Bonds:
   4,650,000     A           American Fuel Company, 7.400% due 12/1/10           4,759,042
   1,000,000     AA          Nassau District Energy Corp., 7.750% due 9/15/15(a) 1,024,690
     500,000     AA        Monroe County IDA, Revenue Public Improvement,
                             Canal Ponds Park, Series A, 7.000% due 6/15/13        545,625

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
==========================================================================================
Industrial Development -- 6.7% (continued)
                          New York City IDA, Civil Facility Revenue,
                            (The Lighthouse Project):
                               LOC Barclay's Bank:
$ 1,000,000     AA               6.375% due 7/1/10                             $ 1,037,500
  3,000,000     AA               6.500% due 7/1/22                               3,116,250
    940,000     Aa1*           Prime Laboratories Inc., IDR:
                                 LOC Algamene Bank Nederland, NV,
                                 7.700% mandatory 11/1/10                          951,167
  5,000,000     NR             Visy Paper Inc. Project, 7.950% due 1/1/28(a)     5,293,750
  3,000,000     AAA       Onondaga County IDA, (Bristol Meyers Squibb Co.
                            Project), 5.750% due 3/1/24(a)                       2,988,750
  1,410,000     A         Rensselaer County IDA, Albany International Corp.,
                            7.550% due 6/1/07(a)                                 1,556,287
                          United Nations Development Corp. Revenue Bonds,
                             Senior Lien, Series A:
  1,490,000     A*             6.000% due 7/1/07                                 1,542,150
  9,500,000     A*             6.000% due 7/1/26                                 9,428,750
  2,500,000     B*        Warren & Washington Counties IDA, Resource Recovery
                                Revenue Bonds Series A, 7.900% due 12/15/07      2,550,000
------------------------------------------------------------------------------------------
                                                                                48,022,661
------------------------------------------------------------------------------------------
 Life Care Systems -- 1.5%
                          New York State Dormitory Authority, Revenue Bonds,
                                 FHA-Insured:
  1,335,000     AAA                Heritage House Nursing Center,
                                     7.000% due 8/1/31                           1,458,487
  2,450,000     AA-                Iroquois Nursing, 7.050% due 2/1/31           2,664,375
  1,915,000     AA                 James G. Johnston Nursing Home,
                                     5.750% due 8/1/23                           1,888,669
  1,185,000     BBB       New York State Medical Care Facilities,
                            Finance Agency Revenue Bonds,
                            Arden Hill, FHA-Insured, 9.500% due 1/15/24          1,199,623
  2,160,000     A         Oneida Health Care Corp. Mortgage Revenue,
                            FHA-Insured, 7.200% due 8/1/31                       2,262,600
  1,250,000     AAA       Syracuse GO, IDA, James Square Association,
                            FHA-Insured, 7.000% due 8/1/25                       1,325,000
------------------------------------------------------------------------------------------
                                                                                10,798,754
------------------------------------------------------------------------------------------
Miscellaneous -- 0.4%
                          New York State Municipal Bond Bank Agency, Series A,
                            Special Revenue Program:
  1,000,000     BBB+          City of Buffalo, 6.875% due 3/15/06                1,068,750
  1,500,000     A+            City of Rochester, 6.750% due 3/15/11              1,599,375
------------------------------------------------------------------------------------------
                                                                                 2,668,125
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)              September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
=============================================================================================
Pollution Control Revenue -- 4.8%
$ 4,500,000     AAA        Dutchess County Resource Recovery Agency
                             Revenue Bonds, Solid Waste Management,
                             Series A, FGIC-Insured, 7.500 due 1/1/09             $ 4,876,875
                           New York State Energy, Research & Development
                             Authority:
  2,660,000     AAA          FSA-Insured, 8.375% due 12/1/28(a)                     2,929,325
                             MBIA-Insured:
  4,000,000     AAA            6.150% due 7/1/26(a)                                 4,080,000
  1,100,000     AAA            Series B, 7.375% due 10/1/14(d)                      1,210,000
  1,000,000     A-             Series C, 8.375% due 12/1/28(a)(c)                   1,087,500
                           New York State Environmental Facilities Corp., PCR,
                             State Water Revolving Fund:
                               Series A:
  8,250,000     A*               7.250% due 6/15/10                                 9,219,375
  1,950,000     A*               7.500% due 6/15/12                                 2,154,750
  4,440,000     Baa*             Huntington Project, 7.375% due 10/1/99             4,650,900
  2,200,000     BBB        Oneida-Herkimer Solid Waste Management Authority,
                             Solid Waste System, Revenue Bonds,
                             6.750% due 4/1/14                                      2,246,750
  1,710,000     BB+        Puerto Rico Industrial, Medical & Environmental
                             Pollution Control Facilities Finance Authority,
                             Revenue Bonds, Series A, American Airlines,
                             6.450% due 12/1/25                                     1,767,713
---------------------------------------------------------------------------------------------
                                                                                   34,223,188
---------------------------------------------------------------------------------------------
Public Facilities -- 0.9%
  1,000,000     A          Albany Parking Authority, New York Revenue Refunding,
                             (Green & Hudson St. Garage Project), LOC Key Bank,
                             7.150% due 9/15/16                                     1,052,500
  2,960,000     A-         Essex County IDA, Solid Waste Disposal, Series A,
                             5.800% due 12/1/19                                     2,874,900
    915,000     BBB        New York State COP, (Hanson Redevelopment Project),
                             8.375% due 5/1/08                                      1,047,675
  1,500,000     BBB        Triborough Bridge & Tunnel Authority, Convention Center
                             Project, Series E, 7.250% due 1/1/10                   1,698,750
---------------------------------------------------------------------------------------------
                                                                                    6,673,825
---------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 3.8%
    495,000     BBB+      Babylon IDA, Series B, FHA-Insured,
                            (Call 7/1/98 @ 103),
                            8.500% due 1/1/19                                         543,881
     35,000     NR        Battery Park City Authority, FHA-Insured,
                            (Call 6/1/05 @ 100),
                            8.625% due 6/1/23                                          43,531
  2,700,000     A         Monroe County IDA, Series A, (Call 12/15/96 @ 102),
                            8.000% due 12/15/03                                     2,776,734
    200,000     AAA       New York City GO, (Call 11/1/97 @ 102),
                            8.750% due 11/1/17                                        213,228

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
  Schedules of Investments (unaudited)(continued)             September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                                        VALUE
======================================================================================================
Pre-Refunded(e) -- 3.8% (continued)
$    750,000      AAA        New York City Municipal Water Finance Authority, Water &
                               Sewer System, (Call 6/15/97 @ 102), 9.000% due 6/15/17(d)  $    791,760
     800,000      AAA        New York State Local Government Assistance Corp.,
                               Series D, (Call 4/1/02 @ 102), 7.000% due 4/1/18                901,000
                             New York State Medical Care Facilities Finance
                               Agency Revenue:
     480,000      AAA            MBIA-Insured, (Call 2/15/00 @ 102), 7.750% due 2/15/20        536,400
   1,025,000      AAA            Insured Mortgage Hospital, Series A, FHA-Insured,
                                   (Call 8/15/97 @ 102), 8.000% due 2/15/25                  1,082,031
   6,500,000      AAA            Hospital & Nursing Home Mortgage, FHA-Insured,
                                   (Call 8/15/97 @ 102), 8.000% due 2/15/27                  6,858,800
   9,345,000      AAA            Hospital & Nursing Home Mortgage, FHA-Insured,
                                   (Call 8/15/98 @ 102), 8.000% due 2/15/28                 10,057,556
   1,700,000      AAA            St. Lukes Hospital, Series B, (Call 2/15/00 @ 102),
                                   7.450% due 2/15/29                                        1,884,875
     500,000      Aaa*       New York State Urban Development Corporation Revenue,
                               Correctional Facilities, (Call 1/1/00 @ 100),
                               7.000% due 1/1/17                                               546,250
   1,000,000      A*         Orangetown Housing Authority, Rockland, Senior Housing
                               Center, 1990 Series, (Call 4/1/00 @ 102),
                               7.600% due 4/1/30                                             1,127,500
------------------------------------------------------------------------------------------------------
                                                                                            27,363,546
------------------------------------------------------------------------------------------------------
 Transportation -- 8.0%
                             Metropolitan Transportation Authority Transit
                               Facilities Revenue:
   3,555,000      A              Commuter Facilities Revenue, Series A,
                                   6.500% due 7/1/24                                         3,648,319
                                 Service Contract:
   5,440,000      BBB              Series N, 7.125% due 7/1/09                               5,922,800
   2,300,000      BBB              Series O, 5.750% due 7/1/13                               2,271,250
   2,250,000      AAA        Monroe County Airport Authority, Airport Revenue,
                               Greater Rochester International, MBIA-Insured,
                               7.250% due 1/1/19(a)(c)                                       2,449,687
   1,450,000      BB+        New York City IDA, Special Facilities Revenue,
                               (American Airlines Inc. Project), 1990 Series A,
                               8.000% due 7/1/20(a)                                          1,547,875
   4,230,000      AAA        New York State Highway Authority, Emergency Services,
                               Construction and Reconstruction, Series A,
                               FSA-Insured, 6.600% due 3/1/01                                4,563,112
   1,600,000      AAA        Niagara Falls Bridge Authority, Toll Revenue, Series B,
                               FGIC-Insured, 5.250% due 10/1/15                              1,554,000
                             Port Authority of New York & New Jersey:
   8,000,000      BB+          Delta Airlines, Series 1R, 6.950% due 6/1/08                  8,530,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
  Schedules of Investments (unaudited)(continued)             September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                                   VALUE
====================================================================================================
Transportation -- 8.0% (continued)
$11,000,000       NR           KIAC Project, 5th Installment, Special Project,
                                 6.750% due 10/1/19(a)                                  $ 11,082,500
                             Puerto Rico Commonwealth Highway & Transportation
                               Authority Revenue, Refunding:
  4,000,000        A             5.000% due 7/1/36                                         3,495,000
 10,000,000        A             Series Y, 5.500% due 7/1/36                               9,500,000
                             Triborough Bridge & Tunnel Authority:
    500,000        A+          Refunding, Series L, 8.125% due 1/1/12(d)                     531,250
  2,455,000        A+          Series Y, 6.125% due 1/1/21                                 2,626,850
----------------------------------------------------------------------------------------------------
                                                                                          57,722,643
----------------------------------------------------------------------------------------------------
Utilities -- 6.6%
  4,750,000        BBB       Guam Power Authority Revenue, Series A,
                               5.250% due 10/1/13                                          4,286,875
  3,270,000        AAA       New York City Municipal Finance Authority, Water &
                               Sewer System Revenue, Series A, FSA-Insured,
                               7.000% due 6/15/15                                          3,588,825
                             New York State Energy, Research & Development Authority,
                               Electric Facilities Revenue Bonds:
                                 Consolidated Edison Co. Project, Series A:
  4,500,000        AAA             MBIA-Insured, 6.100% due 8/15/20                        4,590,000
  2,250,000        A+              7.125% due 3/15/22(a)                                   2,317,208
  5,750,000        A+              7.125% due 12/1/29(a)                                   6,346,563
                                 Long Island Lighting Co. Project:
                                   Series A:
  4,900,000        BB+               7.150% due 12/1/20(a)                                 4,967,375
  1,000,000        BB+               7.150% due 2/1/22(a)                                  1,013,750
  3,000,000        BB+             Series B, 7.150% due 2/1/22(a)                          3,041,250
  1,000,000        BB+             Series D, 6.900% due 8/1/22(a)                          1,003,750
  1,500,000        Baa2*     New York State Electric & Gas Co., Corning National
                               Gas Corp., Series A, 8.250% due 12/1/18                     1,636,875
                             PCR Bonds:
                               Brooklyn Union Gas Co. Project:
  3,000,000        A             7.050% due 7/15/26                                        3,236,250
  5,000,000        AAA           Series A, MBIA-Insured, 5.500% due 1/1/21                 4,862,500
  1,500,000        A             Series B, RIBS, 6.952% due 7/1/26(c)                      1,771,875
  5,000,000        A             Series 1, 7.125% due 12/1/20                              5,117,850
----------------------------------------------------------------------------------------------------
                                                                                          47,780,946
----------------------------------------------------------------------------------------------------
Water & Sewer -- 0.8%
  1,000,000        AAA       Buffalo Municipal Water Finance Authority, Water Systems
                               Revenue, FGIC-Insured, 6.100% due 7/1/26                    1,028,750
  2,150,000        AAA       Monroe County Water Authority Revenue, AMBAC-Insured,
                               7.000% due 8/1/19                                           2,340,813

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
  Schedules of Investments (unaudited) (continued)            September 30, 1996
--------------------------------------------------------------------------------

                              NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING          SECURITY                                           VALUE
========================================================================================
Water & Sewer -- 0.8% (continued)
$ 2,390,000    A-        New York City Municipal Water Finance Authority,
                          Water & Sewer System Revenue, Series B,
                          6.375% due 6/15/22                                $  2,458,713
----------------------------------------------------------------------------------------
                                                                               5,828,276
----------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $690,410,409**)                           $719,078,974
========================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Residual interest bonds--coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Securities segregated by Custodian for open purchase commitments.
(e) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple A-rated even if the issuer has not applied for new ratings.
(g) Variable rate obligations payable at par on demand on the date indicated.
 +  Fitch Investor Services, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 23 and 24 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except those identified by an asterisk (*) that are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B       -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1   -- Moody's highest rating for short-term municipal obligations.
MIG 2   -- Moody's second highest rating for short-term municipal obligations.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
BOCES   -- Board of Cooperative Education Services
CGIC    -- Capital Guaranty Insurance Company
CSD     -- Central School District
COP     -- Certificate of Participation
ETM     -- Escrowed to Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
IRB     -- Industrial Revenue Bonds
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
SONYMA  -- State of New York Mortgage Association
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bond
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Union Free School District
VRDD    -- Variable Rate Demand Note
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)              September 30, 1996
--------------------------------------------------------------------------------

                                                 New York Money     New York
                                                Market Portfolio   Portfolio
=============================================================================
ASSETS:
   Investments, at value (Cost--$866,935,231
     and $690,410,409)                            $866,935,231   $719,078,974
   Receivable for securities sold                   24,600,000      2,837,153
   Interest receivable                               6,516,053     11,790,300
   Receivable for Fund shares sold                          --        144,821
   Other assets                                         83,377        145,629
-----------------------------------------------------------------------------
   Total Assets                                    898,134,661    733,996,877
-----------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                 12,400,000      1,479,740
   Dividends payable                                 1,075,675             --
   Management fees payable                             375,482        342,870
   Distribution fees payable                                --         85,213
   Payable to bank                                      22,699        137,772
   Accrued expenses                                    168,189         53,383
-----------------------------------------------------------------------------
   Total Liabilities                                14,042,045      2,098,978
-----------------------------------------------------------------------------
Total Net Assets                                  $884,092,616   $731,897,899
=============================================================================
 NET ASSETS:
   Par value of shares of beneficial interest     $    884,363   $     55,246
   Capital paid in excess of par value             883,478,866    711,055,793
   Undistributed net investment income                      --        561,554
   Accumulated net realized loss from
     security transactions                            (270,613)    (8,443,259)
   Net unrealized appreciation of investments               --     28,668,565
-----------------------------------------------------------------------------
 Total Net Assets                                 $884,092,616   $731,897,899
=============================================================================
 Shares Outstanding:
   Class A                                         884,363,229     40,676,197
-----------------------------------------------------------------------------
   Class B                                                  --     13,864,970
-----------------------------------------------------------------------------
   Class C                                                  --        704,757
-----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                        $1.00         $13.25
-----------------------------------------------------------------------------
   Class B *                                                --         $13.24
-----------------------------------------------------------------------------
   Class C **                                               --         $13.23
-----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset
    value per share)                                        --         $13.80
=============================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months September 30, 1996

                                                          New York Money   New York
                                                         Market Portfolio  Portfolio
======================================================================================
 INVESTMENT INCOME:
   Interest                                                 $15,592,951   $ 23,556,887
--------------------------------------------------------------------------------------
 EXPENSES:
   Management fees (Note 4)                                   2,242,257      1,840,406
   Distribution fees (Note 4)                                   448,452      1,029,428
   Shareholder and system servicing fees                        180,255        129,310
   Registration fees                                             80,060        124,391
   Audit and legal                                               26,257         26,407
   Shareholder communications                                    15,233         13,995
   Custody                                                       15,225         17,308
   Trustees' fees                                                 7,503          4,591
   Pricing service fees                                           3,888         14,430
   Other                                                          2,479          4,427
--------------------------------------------------------------------------------------
   Total Expenses                                             3,021,609      3,204,693
--------------------------------------------------------------------------------------
 Net Investment Income                                       12,571,342     20,352,194
--------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 5):
   Realized Gain (Loss) From Security Transactions
   (excluding short-term securities*):
     Proceeds from sales                                     17,851,274    178,797,714
     Cost of securities sold                                 17,824,448    181,431,126
--------------------------------------------------------------------------------------
 Net Realized Gain (Loss)                                        26,826     (2,633,412)
--------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                         --         23,141,967
     End of period                                               --         28,668,565
--------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                       --          5,526,598
--------------------------------------------------------------------------------------
 Net Gain on Investments                                         26,826      2,893,186
--------------------------------------------------------------------------------------
 Increase in Net Assets From Operations                     $12,598,168    $23,245,380
======================================================================================

*  Represents only gains from the sale of short-term securities for the New York
              ----
   Money Market Portfolio.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

New York Money Market Portfolio                 September 30        March 31
==============================================================================
 OPERATIONS:
   Net investment income                     $   12,571,342    $    25,017,960
   Net realized gain                                  26,826             2,354
------------------------------------------------------------------------------
   Increase in Net Assets From Operations         12,598,168        25,020,314
------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 FROM (NOTE 3):
   Net investment income                         (12,571,342)      (25,017,960)
------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders               (12,571,342)      (25,017,960)
------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares            1,801,431,083     3,174,176,362
   Net asset value of shares issued
     for reinvestment of dividends                12,449,693        24,164,797
   Cost of shares reacquired                  (1,812,307,224)   (3,024,242,064)
------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                       1,573,552       174,099,095
------------------------------------------------------------------------------
Increase in Net Assets                             1,600,378       174,101,449
NET ASSETS:
   Beginning of period                           882,492,238       708,390,789
------------------------------------------------------------------------------
   End of period                             $   884,092,616   $   882,492,238
==============================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

New York Portfolio                                        September 30     March 31
=====================================================================================
 OPERATIONS:
   Net investment income                                  $ 20,352,194   $ 11,477,881
   Net realized gain (loss)                                 (2,633,412)     1,044,195
   Increase (decrease) in net unrealized appreciation        5,526,598    (16,335,761)
-------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations        23,245,380     (3,813,685)
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 FROM (NOTE 3):
   Net investment income                                   (19,931,933)   (11,339,968)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                         (19,931,933)   (11,339,968)
-------------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                         27,544,018     43,180,915
   Net asset value of shares issued in connection
     with the transfer of the Smith Barney New
     York Municipals Fund Inc.'s net assets (Note 7)                --    651,752,267
   Net asset value of shares issued
     for reinvestment of dividends                          12,520,687      6,775,955
   Cost of shares reacquired                               (59,364,215)   (31,148,509)
-------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                               (19,299,510)   670,560,628
-------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                         (15,986,063)   655,406,975
 NET ASSETS:
   Beginning of period                                     747,883,962     92,476,987
-------------------------------------------------------------------------------------
   End of period*                                         $731,897,899   $747,883,962
=====================================================================================
 * Includes undistributed net investment income of:           $561,554       $141,293
=====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1.  Significant Accounting Policies

     The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these Portfolios and eight other separate investment portfolios: Florida, Georgia, Ohio, Pennsylvania, Limited Term, National, Florida Limited Term and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1996, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gains amounting to $1,833 and a portion of undistributed net investment income amounting to $408 has been reclassified to paid-in capital for the New York Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

     2.  Portfolio Concentration

     Since each Portfolio invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

     3.  Exempt-Interest Dividends and Other Distributions

     The New York Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax- exempt status when distributed to the shareholders of the Portfolio.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4.  Management Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The New York Money Market and the New York Portfolios pay SBMFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1996, SB received sales charges of approximately $161,000 on sales of the New York Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended September 30, 1996, CDSCs paid to SB were:

                                                        Class B          Class C
================================================================================
CDSCs                                                   $194,000         $ 2,000
================================================================================

     Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1996, total Distribution Plan fees incurred were:

Distribution Plan Fees                Class A           Class B          Class C
================================================================================
New York Money Market Portfolio       $448,452          $  --            $  --
--------------------------------------------------------------------------------
New York Portfolio                     409,619           587,647          32,162
================================================================================

     All officers and two Trustees of the Fund are employees of SB.

     5.  Investments

     During the six months ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                       New York Money                New York
                                      Market Portfolio               Portfolio
================================================================================
Purchases                                          --               $157,772,891
--------------------------------------------------------------------------------
Sales                                              --                178,797,714
================================================================================

     At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                       New York Money                New York
                                      Market Portfolio               Portfolio
================================================================================
Gross unrealized appreciation                      --              $31,801,520 *
Gross unrealized depreciation                      --               (3,132,955)*
--------------------------------------------------------------------------------
Net unrealized appreciation                        --              $28,668,565 *
================================================================================
*  Substantially the same for Federal income tax purposes.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     6.  Capital Loss Carryforward

     At March 31, 1996, the New York Money Market and New York Portfolios had, for Federal income tax purposes, $299,000 and $5,780,000, respectively, of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryovers are indicated below. Expiration occurs on March 31, of the year indicated below:

                                          2001           2002            2003
================================================================================
New York Money Market Portfolio       $  299,000     $     --       $     --
--------------------------------------------------------------------------------
New York Portfolio                         --          1,079,000      4,701,000
================================================================================

     7.  Transfer of Net Assets -- New York Portfolio

     On February 2, 1996, the New York Portfolio acquired the assets and certain liabilities of the Smith Barney New York Municipals Fund Inc. ("New York Municipals") pursuant to an Agreement and a Plan of Reorganization dated October 23, 1995. Total shares issued by the Portfolio and the total net assets of New York Municipals and the New York Portfolio on the date of the transfer were as follows:


                                                 Total Net
                                 Shares          Assets of          Total Net
                                Issued by         Acquired          Assets of
Acquired Fund                 the Portfolio         Fund          the Portfolio
================================================================================
New York Municipals             48,095,606       $651,752,267      $117,671,692
================================================================================

     The total net assets of New York Municipals before acquisition included unrealized appreciation of $36,306,817 and a net realized loss of $5,542,090. The total net assets of the Portfolio immediately after the transfer were $769,423,959. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

     8.  Shares of Beneficial Interest

     At September 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

     At September 30, 1996, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                       Class A          Class B           Class C
================================================================================
New York Money Market        $   884,363,229   $          --     $        --
--------------------------------------------------------------------------------
New York Portfolio               511,240,693     190,460,480       9,409,866
================================================================================

   Transactions in shares of each class were as follows:

                                                Six Months Ended                      Year Ended
                                               September 30, 1996                   March 31, 1996
New York                                 -------------------------------    --------------------------------
Money Market Portfolio                      Shares            Amount            Shares            Amount
============================================================================================================
Class A
Shares sold                              1,801,431,083   $ 1,801,431,083     3,174,176,362   $ 3,174,176,362
Shares issued on reinvestment               12,449,693        12,449,693        24,164,797        24,164,797
Shares redeemed                         (1,812,307,244)   (1,812,307,224)   (3,024,242,064)   (3,024,242,064)
------------------------------------------------------------------------------------------------------------
Net Increase                                 1,573,552   $     1,573,552       174,099,095   $   174,099,095
============================================================================================================

New York Portfolio
============================================================================================================
Class A
Shares sold                                  1,079,742   $    14,183,280         1,504,192   $    20,057,339
Net asset value of shares issued in
   connection with the transfer of
   the New York Municipals
   Fund net assets (Note 7)                       --               --           35,871,333       486,159,506
Shares issued on reinvestment                  728,037         9,560,353           401,580         5,319,636
Shares redeemed                             (3,430,593)      (45,003,020)       (1,927,282)      (25,676,286)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     (1,622,814)  $   (21,259,387)       35,849,823   $   485,860,195
============================================================================================================
Class B
Shares sold                                    931,135   $    12,222,985         1,486,523   $    19,753,173
Net asset value of shares issued in
   connection with the transfer of
   the New York Municipals
   Fund net assets (Note 7)                       --               --           12,167,274       164,821,012
Shares issued on reinvestment                  212,865         2,793,933            91,512         1,216,365
Shares redeemed                             (1,021,515)      (13,407,924)         (299,760)       (4,018,685)
------------------------------------------------------------------------------------------------------------
Net Increase                                   122,485   $     1,608,994        13,445,549   $   181,771,865
============================================================================================================
Class C
Shares sold                                     86,733   $     1,137,753           253,093   $     3,370,403
Net asset value of shares issued in
   connection with the transfer of
   the New York Municipals
   Fund net assets (Note 7)                       --               --               56,999           771,749
Shares issued on reinvestment                   12,694           166,401            18,201           239,954
Shares redeemed                                (72,992)         (953,271)         (109,624)       (1,453,538)
------------------------------------------------------------------------------------------------------------
Net Increase                                    26,435   $       350,883           218,669   $     2,928,568
============================================================================================================

--------------------------------------------------------------------------------
                        New York Money Market Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

Class A Shares                               1996(1)      1996       1995       1994     1993(2)
================================================================================================
Net Asset Value, Beginning of Period       $   1.00     $   1.00   $   1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------------------
   Net investment income(3)                   0.014        0.038      0.025     0.018     0.010
   Dividends from net investment income      (0.014)      (0.038)    (0.025)   (0.018)   (0.010)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   1.00     $   1.00   $   1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------------------
Total Return                                   1.41%+++     3.17%      2.49%     1.77%     1.01%+++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $884,093     $882,492   $708,391   $82,459   $59,510
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                 0.67%+       0.67%      0.68%     0.60%     0.56%+
   Net investment income                       2.80         3.11       2.94      1.73      1.84
================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  For the period from September 17, 1992 (inception date) to March 31, 1993.
(3) The manager has waived all or part of its fees for each of the years in the two-year period ended March 31, 1994. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.001 and $0.001 for 1994 and 1993, respectively, and the expense ratios would have been 0.67% and 0.69% (annualized) for 1994 and 1993, respectively.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

Class A Shares                     1996(1)      1996      1995(2)      1994      1993      1992
===============================================================================================
Net Asset Value,
   Beginning of Period           $  13.19     $  12.83   $ 12.83     $ 13.25   $ 12.33   $ 11.80
------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)          0.37         0.75      0.76        0.78      0.81      0.83
   Net realized and
   unrealized gain (loss)            0.06         0.35      0.01*      (0.41)     0.92      0.51
------------------------------------------------------------------------------------------------
Total Income From Operations         0.43         1.10      0.77        0.37      1.73      1.34
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.37)       (0.74)    (0.77)      (0.79)    (0.81)    (0.81)
------------------------------------------------------------------------------------------------
Total Distributions                 (0.37)       (0.74)    (0.77)      (0.79)    (0.81)    (0.81)
------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                 $  13.32     $  13.19   $ 12.83     $ 12.83   $ 13.25   $ 12.33
------------------------------------------------------------------------------------------------
Total Return                         3.29%+++     8.71%     6.32%       2.66%    14.48%    11.98%
------------------------------------------------------------------------------------------------
Net Assets, End of
   Period (000s)                 $538,963     $557,809   $82,768     $70,065   $61,532   $40,370
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                       0.74%+       0.72%     0.63%       0.55%     0.55%     0.48%
   Net investment income             5.65         5.84      6.00        5.79      6.32      6.86
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             21.81%       36.31%    30.38%      19.65%    21.91%    23.80%
================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3) The manager waived all or part of its fees for the year ended March 31, 1992. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.007 and the expense ratio would have been 0.53% for 1992. As a result of voluntary expense limitations, the expense ratio will not exceed 0.80% for Class A shares.
  * Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

Class B Shares                            1996(1)      1996      1995(2)
========================================================================
Net Asset Value, Beginning of Period    $  13.18     $  12.84   $11.96
------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.34         0.67     0.31
   Net realized and unrealized gain         0.05         0.35     0.86*
------------------------------------------------------------------------
Total Income From Operations                0.39         1.02     1.17
------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.33)       (0.68)   (0.29)
------------------------------------------------------------------------
Total Distributions                        (0.33)       (0.68)   (0.29)
------------------------------------------------------------------------
Net Asset Value, End of Period          $  13.24     $  13.18   $12.84
------------------------------------------------------------------------
Total Return                                3.03%+++     8.05%    9.92%+++
------------------------------------------------------------------------
Net Assets, End of Period (000s)        $183,613     $181,144   $3,813
------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                              1.26%+       1.25%    1.27%+
   Net investment income                    5.16+        5.45     5.76+
------------------------------------------------------------------------
Portfolio Turnover Rate                    21.81%       36.31%   30.38%
=======================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  For the period from November 11, 1994 (inception date) to March 31, 1995.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.30% for Class B shares.
 * Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

Class C Shares                                 1996(1)    1996     1995(2)    1994     1993(3)
==============================================================================================
Net Asset Value, Beginning of Period          $13.17     $12.83   $12.82     $13.24   $12.84
----------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                        0.33       0.66     0.68       0.68     0.15
   Net realized and unrealized gain (loss)      0.06       0.36     0.01*     (0.40)    0.37
----------------------------------------------------------------------------------------------
Total Income From Operations                    0.39       1.02     0.69       0.28     0.52
----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.33)     (0.68)   (0.68)     (0.70)   (0.12)
----------------------------------------------------------------------------------------------
Total Distributions                            (0.33)     (0.68)   (0.68)     (0.70)   (0.12)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.23     $13.17   $12.83     $12.82   $13.24
----------------------------------------------------------------------------------------------
Total Return                                    3.01%+++   8.07%    5.66%      1.96%    4.04%+++
----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $9,322     $8,931   $5,896     $5,461   $1,368
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                  1.31%+     1.28%    1.28%      1.23%    1.23%+
   Net investment income                        5.14+      5.02     5.38       4.98     5.37+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        21.81%     36.31%   30.38%     19.65%   21.91%
==============================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from January 8, 1993 (inception date) to March 31, 1993.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class C shares.
 * Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
+++ Total return is not annualized, as the result may not be representative of the total return for the year.
  +  Annualized.

SMITH BARNEY
MUNI FUNDS

TRUSTEES
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Joseph Benevento
Vice President

Irving P. David
Controller

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
----------------------------------

A Member of Travelers Group [LOGO]


INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- New York Money Market and New York Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.



SMITH BARNEY MUNI FUNDS
388 Greenwich Street
New York, New York 10013


FD0807 11/96




SEMI-ANNUAL REPORT


[GRAPHIC]


SMITH BARNEY
MUNI FUNDS


NATIONAL
PORTFOLIO

------------------
September 30, 1996


SMITH BARNEY MUTUAL FUNDS

[LOGO]  Investing for your future.
        Every day.

--------------------------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds-National Portfolio for the period ended September 30, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow in this report.

Market and Economic Overview

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility over the past six months. However, this heightened volatility has been confined to a narrow trading range of between 6.75% and 7.20% on 30-Year U.S. Treasury yields.

In our view, this heightened bond market volatility stems from several conditions in the U.S. economy with the most important being the underlying strength of the U.S. economy. For example, gross domestic product (GDP) in the U.S. for the second quarter of 1996 grew at an annualized rate of 4.7%, up from 2.0% in the first quarter. This pace of economic growth has caused pressures on both labor and capital to increase, yet there have been no signs of a pick-up in inflation. Bond market investors have closely monitored recent U.S. economic data for signs of whether the rate of U.S. economic growth will moderate, or whether the economy will continue to grow at its current pace. The latter scenario would most likely cause the Federal Reserve Board to tighten monetary policy by raising short-term interest rates. While the majority of key U.S. economic announcements over the past six months points toward a strengthening rather than a weakening economy, government reports released during the month of September suggest that the economy may be headed for a slowdown. In response, interest rates have since declined from their higher levels in June and July.

Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, the municipal bond market's better relative performance can be attributed primarily to the modest supply of municipal bonds that have been issued. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. However, at the same time, the supply of new issues has been far below recent averages, and is very close to the low for the year. This increased demand combined with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

Portfolio Performance Update

For the six months ended September 30, 1996, the Class A shares of the National Portfolio generated a total return of 2.88%. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group average posted a total return of 2.79% for the same time period. (Lipper is an independent fund tracking organization.)

Over the six-month period covered by this report, the National Portfolio distributed dividends totaling $0.396 per share; based on its net asset value
(NAV) of $13.66 as of September 30, 1996 for Class A shares, this equates to an annualized distribution rate of 5.79%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax free yield of 5.79% is equivalent to a taxable yield of 9.04%.

Portfolio's Investment Strategy

The Smith Barney Muni Funds--National Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio has a bias towards good quality, higher coupon bonds and we tend to err on the side of income rather than reaching for total return via capital gains. As a general rule, we pay more attention to the coupon, maturity and call structures of the Portfolio's holdings rather than the specific purpose for which these municipal bonds are being issued. During the period covered by this report, the Portfolio retained its high-quality orientation, broad sector diversification and good call protection.

As of September 30, 1996, the National Portfolio's average weighted maturity was just over 19 years, and approximately 97% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Service or Moody's Investors Service Inc., with approximately 39% of the Fund's investments rated AAA. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in hospital bonds (14.5%), escrowed to maturity bonds (12.4%), pre-refunded bonds (9.2%), and single-family mortgage bonds (9.3%).

Municipal Bond Market Outlook

Going forward, we expect the municipal bond market should benefit from a comfortably low annual inflation rate and municipalities that continue to issue new debt sparingly. In our view, competitive pressures in the global economy and changing demographics should further help to keep inflation in check. (Labor costs constitute roughly two-thirds of the total cost of all finished goods.) In addition, the Federal Reserve seems content with the current level of interest rates because economic growth is not overly robust. For these reasons, we maintain a positive outlook on the market for the balance of 1996.

In closing, thank you for investing in the Smith Barney Muni Funds--National Portfolio. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                   /s/ Peter M. Coffey

Heath B. McLendon                       Peter M. Coffey
Chairman and                            Vice President
Chief Executive Officer

October 11, 1996


ANNOUNCING A NEW SYSTEMATIC INVESTMENT
PROGRAM MONTHLY MINIMUM

If you are a shareholder purchasing shares of the National Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum initial investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. However, please note that participating in the Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        --------------------
                        Beginning     End       Income        Capital Gain     Total
Period Ended            of Period  of Period   Dividends      Distributions   Returns(1)
========================================================================================
9/30/96                  13.67      $13.66      $0.40            $0.00         2.88%+
----------------------------------------------------------------------------------------
3/31/96                  13.32       13.67       0.81             0.00         8.83
----------------------------------------------------------------------------------------
3/31/95                  13.35       13.32       0.84             0.00         6.38
----------------------------------------------------------------------------------------
3/31/94                  13.81       13.35       0.86             0.06         3.17
----------------------------------------------------------------------------------------
3/31/93                  12.95       13.81       0.89             0.00        13.96
----------------------------------------------------------------------------------------
3/31/92                  12.49       12.95       0.90             0.00        11.21
----------------------------------------------------------------------------------------
3/31/91                  12.24       12.49       0.83             0.00         9.13
----------------------------------------------------------------------------------------
3/31/90                  12.11       12.24       0.98             0.00         9.60
----------------------------------------------------------------------------------------
3/31/89                  11.82       12.11       0.96             0.00        10.93
----------------------------------------------------------------------------------------
3/31/88                  12.95       11.82       0.94             0.20        (0.92)
----------------------------------------------------------------------------------------
Inception*-3/31/87       12.50       12.95       0.50             0.00         7.07+
========================================================================================
Total                                           $8.91            $0.26
========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        --------------------
                        Beginning     End       Income        Capital Gain     Total
Period Ended            of Period  of Period   Dividends      Distributions   Returns(1)
========================================================================================
9/30/96                  $13.67     $13.67      $0.36             $0.00         2.69%+
----------------------------------------------------------------------------------------
3/31/96                   13.33      13.67       0.74              0.00         8.26
----------------------------------------------------------------------------------------
Inception*-3/31/95        12.41      13.33       0.32              0.00        10.11+
========================================================================================
Total                                           $1.42             $0.00
========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        --------------------
                        Beginning     End       Income        Capital Gain     Total
Period Ended            of Period  of Period   Dividends      Distributions   Returns(1)
========================================================================================
9/30/96                   13.65     $13.65       $0.36            $0.00         2.67%+
----------------------------------------------------------------------------------------
3/31/96                   13.32      13.65        0.74             0.00         8.13
----------------------------------------------------------------------------------------
3/31/95                   13.33      13.32        0.74             0.00         5.80
----------------------------------------------------------------------------------------
3/31/94                   13.80      13.33        0.77             0.06         2.40
----------------------------------------------------------------------------------------
Inception*-3/31/93        13.47      13.80        0.20             0.00         3.98+
========================================================================================
Total                                            $2.81            $0.06
========================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                        Without Sales Charge(1)
                                --------------------------------------------------------
                                Class A       Class B           Class C
========================================================================================
Six Months Ended 9/30/96+        2.88%         2.69%             2.67%
----------------------------------------------------------------------------------------
Year Ended 9/30/96               6.35          5.85              5.70
----------------------------------------------------------------------------------------
Five Years Ended 9/30/96         7.83           N/A               N/A
----------------------------------------------------------------------------------------
Ten Years Ended 9/30/96          8.09           N/A               N/A
----------------------------------------------------------------------------------------
Inception* through 9/30/96       8.06         11.23              6.17
========================================================================================
                                        With Sales Charge(2)
                                --------------------------------------------------------
                                Class A       Class B           Class C
========================================================================================
Six Months Ended 9/30/96+       (1.24)%       (1.81)%           1.67%
----------------------------------------------------------------------------------------
Year Ended 9/30/96               2.07          1.32             4.70
----------------------------------------------------------------------------------------
Five Years Ended 9/30/96         6.95           N/A              N/A
----------------------------------------------------------------------------------------
Ten Years Ended 9/30/96          7.65           N/A              N/A
----------------------------------------------------------------------------------------
Inception* through 9/30/96       7.63          9.31             6.17
========================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                        Without Sales Charge(1)
========================================================================================
Class A (9/30/86 through 9/30/96)             117.62%
----------------------------------------------------------------------------------------
Class B (Inception* through 9/30/96)           22.41
----------------------------------------------------------------------------------------
Class C (Inception* through 9/30/96)           25.06
========================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and C shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                          the National Portfolio vs.
                            Lehman Long Bond Index+
--------------------------------------------------------------------------------

                       September 1986 -- September 1996

                             [GRAPH APPEARS HERE]

                National Portfolio        Lehman Long Bond Index
                ------------------      --------------------------
9/30/86             $ 9,603                      $10,000
3/87                 10,196                       10,622
3/88                 10,069                       10,785
3/89                 11,134                       11,922
3/90                 12,162                       13,246
3/91                 13,238                       14,498
3/92                 14,680                       16,148
3/93                 16,684                       18,512
3/94                 17,169                       18,723
3/95                 18,238                       20,345
3/96                 19,849                       22,215
9/96                 20,420                       23,175

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1986, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 1996. The Lehman Long Bond Index is a broad based, total return index, comprised of 8,000 actual bonds which are all investment grade, fixed rate, long term maturities (greater than twenty two years) and are selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                           September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT         RATING                           SECURITY                                   VALUE
====================================================================================================
Education -- 4.8%
$  5,000,000   AAA   Chicago, IL Board of Education Lease Certificates, Series A,
                       Refunding, MBIA-Insured, 6.000% due 1/1/20                        $ 5,125,000
   3,310,000   AAA   Cook & Dupage County, IL High School District,
                       zero coupon due 12/1/12                                             1,282,625
   1,000,000   A     East Chicago Industrial School Building Corp.,
                       6.375% due 1/15/10                                                  1,036,250
   2,500,000   AAA   Keller, TX ISD, Series A, zero coupon due
                       8/15/21                                                               581,250
   2,000,000   AA    Nebraska Higher Education Loan Program Inc., Subseries A-5A,
                       6.200%, due 6/1/13(a)                                               2,010,000
   1,500,000   Baa*  New Hampshire Higher Education & Health, Brewster Academy,
                       6.750%, due 6/1/25                                                  1,466,250
   1,500,000   A+++  New York State Dormitory Authority Revenue, State University
                       Educational Facilities, Series B, 7.500% due 5/15/11                1,751,250
                     Noblesville, IN High School Building Corp., AMBAC-Insured:
   2,600,000   AAA     Zero coupon due 2/15/17                                               780,000
   4,040,000   AAA     Zero coupon due 2/15/18                                             1,141,300
                     Texas State Higher Education Coordinating Board, College
                       Student Loan Revenue:
   2,545,000   A*        7.450% due 10/1/06(a)                                             2,611,806
     360,000   A*        7.700% due 10/1/25(a)                                               372,150
   1,000,000   AAA   Utah Student Loan Revenue, Series 1991F, AMBAC-Insured,
                       7.450% due 11/1/08(a)                                               1,065,000
----------------------------------------------------------------------------------------------------
                                                                                          19,222,881
----------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 12.4%
     875,000   AAA   Boston, MA Water & Sewer Revenue, Series A,
                       10.875% due 1/1/09                                                  1,187,812
   1,135,000   AAA   Douglas County, NE Hospital Authority No. 2, Bergan Mercy,
                       9.500% due 7/1/10                                                   1,486,850
   1,750,000   AAA   Fairmont, WV Virginia Water & Sewer Revenue,
                       9.250% due 11/1/11                                                  2,130,625
  25,400,000   AAA   Illinois Development Finance Authority, Retirement Housing
                       Revenue, Regency Park, Series B, (Escrowed to Maturity
                       with Refco Strips), zero coupon due 7/15/25                         3,460,750
   5,685,000   AAA   Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09                   7,283,906
   7,000,000   AAA   Kansas City, KS Single-Family Mortgage Revenue Bonds,
                       Series 1993 A, FHLMC-Collateralized, (Escrowed to Maturity
                       with Refco Strips), zero coupon due 12/1/14                         2,388,750
   7,750,000   AAA   Labette County, KS Single-Family Mortgage Revenue, Series A,
                       zero coupon due 12/1/14                                             2,673,750
   3,735,000   AAA   Mississippi Housing Finance, Single-Family Housing Mortgage,
                       zero coupon due 9/15/16                                             1,157,850
   1,370,000   AAA   New Jersey Turnpike Authority, 10.375% due 1/1/03                     1,621,738
   2,065,000   AAA   Ohio State Water Development Authority Revenue,
                       Safe Water, Series 2, 9.375% due 12/1/10                            2,519,300
   7,000,000   AAA   Perris County, CA Single-Family Housing Mortgage,
                       GNMA-Collateralized, 8.300% due 6/1/13(a)                           8,776,250

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------


  FACE
 AMOUNT          RATING                          SECURITY                                          VALUE
===========================================================================================================
Escrowed to Maturity(b)--12.4% (continued)
 $ 1,000,000     AAA   Philadelphia Hospital & Higher Education Facility Authority,
                         Presbyterian Medical Center, 6.650% due 12/1/19                        $ 1,113,750
   3,000,000     AAA   Port Everglades Florida, 7.125% due 11/1/16                                3,483,750
   5,000,000     AAA   Richmond County, GA Development Authority, Sub Series C,
                         zero coupon due 12/1/21                                                    887,500
   3,985,000     AAA   Riverside County, CA Single-Family Mortgage Revenue, Series
                         89A, GNMA-Collateralized, 7.800% due 5/1/21(a)                           4,931,438
   9,000,000     AAA   Saline County, KS Single Family Mortgage Revenue, (Escrowed to
                         Maturity with Refco Strips), zero coupon due 12/1/15                     2,902,500
     880,000     AAA   Weber County, UT Hospital Revenue, St. Benedict's Hospital,
                         10.000% due 3/1/10                                                       1,138,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 49,145,019
-----------------------------------------------------------------------------------------------------------
Finance -- 0.8%
   3,000,000     A     Pennsylvania Finance Authority, Beaver County Municipal
                         Capital Improvements Program, Societe Generale-GIC,
                         6.600% due 11/1/09                                                       3,183,750
-----------------------------------------------------------------------------------------------------------
General Obligation -- 1.1%
   2,000,000     AAA   Berks County, PA GO, MVRICS, FGIC-Insured,
                         8.690% due 11/10/20(c)                                                   2,247,500
   2,000,000     BBB+  New York City GO, Series D, 7.500% due 2/1/16                              2,202,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,450,000
-----------------------------------------------------------------------------------------------------------
Hospital -- 14.5%
                       Colorado Health Facilities Authority, Hospital Revenue Bonds:
   5,000,000     BBB     Rocky Mountain Adventist Health, Series 1993,
                           6.625% due 2/1/13                                                      5,087,500
   1,000,000     BBB   Vail Valley Medical Center, 6.500% due 1/15/13                             1,015,000
   3,500,000     A1*   Elkhart County, IN Hospital Authority Revenue, Elkhart General
                         Hospital-Insured, 7.000% due 7/1/12                                      3,710,000
                       Harris County, TX Health Facilities Development Corp.:
   2,000,000     A*      Memorial Hospital Systems Project, 7.125% due 6/1/15                     2,142,500
   2,000,000     AA      Sisters of Charity of the Incarnate Word, 7.100% due 7/1/21              2,177,500
   1,500,000     AAA   Henrico County, VA IDA Revenue, (Bon Secours Health Project),
                         MBIA-Insured, 6.250% due 8/15/20                                         1,614,375
                       Illinois Health Facilities Authority Hospital Revenue:
     937,000     AAA     Community Provider Pooled Loan Program, CGIC-Insured,
                           7.350% due 8/15/10                                                     1,043,583
   3,500,000     A-    Mercy Hospital and Medical Center, 7.000% due 1/1/07                       3,723,125
   1,000,000     AAA   Methodist Health System, Series B, AMBAC-Insured,
                         RIBS Variable Rate, 9.927% due 5/18/21(c)                                1,157,500
   4,000,000     AAA   Rush-Presbyterian St. Luke's Medical Center INFLOS,
                         MBIA-Insured, Variable Rate, 9.818% due 10/1/24(c)                       4,610,000
     900,000     BBB+  Klamath Falls, OR Inter-Community Hospital Merle West,
                         7.100% due 9/1/24                                                          951,750
   5,000,000     BBB   Louisiana Public Facilities Authority Revenue, (General
                         Health Systems Project), 6.800% due 11/1/16                              5,037,500

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 1996
--------------------------------------------------------------------------------

  FACE
 AMOUNT            RATING       SECURITY                                              VALUE
=============================================================================================
Hospital -- 14.5% (continued)
                                Massachusetts State Health and Education
                                  Facilities Authority Revenue:
$1,000,000         AAA              St. Elizabeth Hospital, LEVRRS, FSA-Insured,
                                      9.870% due 8/15/21(c)                        $1,137,500
 1,470,000         AAA          Valley Regional Health, Series A, CONNIE LEE-
                                  Insured, 7.000% due 7/1/07                        1,675,800
 5,000,000         AAA          Metro Government, TN Health & Education,
                                  AMBAC-Insured, 6.000% due 12/1/19                 5,218,750
 4,835,000         AA           Missouri State Health & Educational
                                  Facilities Authority, BJC Health Systems,
                                  6.750% due 5/15/13                                5,457,506
 1,635,000         BBB+         New York State Medical Care Facilities Financing
                                  Agency, Long Term Health Care, Medical Health
                                  Services, Series 91B, 7.400% due 2/15/18          1,810,763
 1,000,000         BBB          Rhode Island State Health & Education Building
                                  Corp. Revenue, Westerly Hospital, 6.000% due
                                  7/1/14                                              931,250
 1,250,000         AAA          Richland County, SC Hospital Revenue Bonds,
                                  Community Provider, Pooled Loan, CGIC-Insured,
                                  7.125% due 7/1/17                                 1,364,062
 2,375,000         AA-          Vermont Educational & Health Building Finance
                                  Agency, H. Porter, FHA-Insured, 7.100%
                                  due 2/1/31                                        2,520,469
 1,500,000         A            Washington Health Care Facilities Authority
                                  Refunding 1990, Our Lady of Lourdes Health
                                  Center, Pasco, LOC Banque Paribas, 7.875% due
                                  12/1/09(d)                                        1,627,500
 1,300,000         AAA          Washington State Health, Sisters of Providence,
                                  FGIC-Insured, 6.375% due 10/1/09                  1,399,125
 2,000,000         AAA          Wisconsin State Health & Educational Facilities
                                  Authority Revenue, Waukesha Memorial Hospital,
                                  Series A, AMBAC-Insured, 5.250% due 8/15/19       1,850,000
---------------------------------------------------------------------------------------------
                                                                                   57,263,058
---------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.6%
   835,000         A*           Atlanta, GA Urban Multi-Family Housing, Cascade
                                  Pines, 6.250% due 9/1/10                            837,087
 1,160,000         BBB+         Chicago, IL Multi-Family Housing Revenue,
                                  Jeffrey Apartments, FHA-Insured, 8.125% due
                                  8/1/30(a)                                         1,193,350
 1,500,000         A+           Illinois Housing Development Authority
                                  Refunding, Multi-Family Housing, Series 91A,
                                  8.125% due 7/1/10                                 1,590,000
 1,500,000         AA-          Indiana State HFA, Multi-Family Housing
                                  Mortgage Revenue, Hunters Run, FHA-Insured,
                                  7.250% due 5/1/18(a)                              1,588,125
 5,000,000         Aa*          Iowa Finance Authority, Prestwick Apartments,
                                  FHA-Insured, 7.500% due 12/1/36(a)                5,825,000
 1,000,000         A            King County, WA Housing Authority Revenue,
                                  Series A, 6.800% due 3/1/26                       1,018,750
                                Massachusetts State HFA, Multi-Family
                                  Residential Housing, Series A, FHA-Insured:
 1,995,000         A+               8.800% due 8/1/21(a)                            2,112,206
 2,000,000         A+               7.800% due 8/1/22(a)                            2,117,500

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT         RATING                           SECURITY                                   VALUE
====================================================================================================
Housing: Multi-Family -- 6.6% (continued)

$  1,970,000   AAA   Mohave County, AZ Industrial Development Agency,
                       Multi-Family Housing, Copper Ridge Apartments, FHA-Insured,
                       7.375% due 4/1/32(a)                                              $ 2,107,900
   1,250,000   AAA   Nevada Housing Division, Multi-Unit Housing,
                       Saratoga Palms, FNMA-Collateralized, 6.350% due 10/1/28(a)          1,231,250
     500,000   A1*   Portland, OR Multi-Family Housing, 6.250%, due 5/1/12(a)                505,000
   1,000,000   BBB+  Roanoke, VA Redevelopment and Housing Authority, Multi-Family
                       Housing Revenue Refunding, United Dominion-Laurel Ridge,
                       6.625% due 5/1/23(a)                                                1,021,250
   1,000,000   AAA   Rodgers County, OK Housing Finance Authority, Multi-Family
                       Revenue, FNMA-Collateralized, Series A, FHA-Insured, 7.750%
                       due 8/1/23                                                          1,247,500
   2,352,000   AAA   Seattle Housing Authority, Low Income Housing Revenue,
                       GNMA-Collateralized, 7.400% due 11/20/36                            2,531,340
   1,000,000   AA    Texas State Housing, 6.450% due 12/1/20(a)                            1,021,250
----------------------------------------------------------------------------------------------------
                                                                                          25,947,508
----------------------------------------------------------------------------------------------------
Housing: Single-Family -- 9.3%
     170,000   AAA   Adams County, CO Multi-County Single-Family Mortgage Revenue,
                       Series 86B, GNMA-Collateralized, 9.250% due 11/1/17(a)                173,592
     485,000   AAA   Alaska State Housing Finance Corp., Home Mortgage,
                       Single-Family Revenue, GNMA/FNMA-Collateralized, 8.750%
                       due 12/1/16                                                           501,975
     695,000   AAA   Arkansas Housing Development, Single-Family Mortgage Revenue,
                       Series A, GNMA-Collateralized, 7.400% due 9/1/23(a)                   727,144
     610,000   Aaa*  Aurora Kane & Dupage, IL Single-Family Mortgage Revenue,
                       Series A, 7.950% due 10/1/25(a)                                       672,525
   1,460,000   Aa*   Colorado HFA, Single-Family Housing Revenue, Series B1,
                       7.900%, due 12/1/25                                                 1,658,925
   1,115,000   Aa*   Colorado HFA, Single-Family Program Refunding, Senior Bonds,
                       1994 Series D-1, 8.000% due 12/1/24                                 1,258,556
   4,925,000   AAA   Cowley & Shawnee Counties, KS Mortgage Revenue, Series B,
                       AMBAC-Insured, GNMA-Collateralized, zero coupon due 6/1/22(a)         677,188
     770,000   AAA   District of Columbia HFA, Collateralized Revenue, Single-Family,
                       Series 90A, GNMA, FHLMC & FNMA-Collateralized,
                       8.100% due 12/1/23(a)                                                 814,275
     840,000   AAA   Fort Worth, TX Housing Finance Corp., Single-Family Mortgage
                       Revenue, Series A, GNMA-Collateralized, zero coupon
                       due 6/1/21(a)                                                         116,500
   1,425,000   AA    Idaho Housing Agency, Single-Family Mortgage, Series C-2,
                       7.900% due 1/1/22(a)                                                1,494,469
   1,180,000   Aa*   Illinois Housing Development Authority, Residential Mortgage
                       Revenue, Series 89A, 7.400% due 2/1/20(a)                           1,212,450
     775,000   A1*   Labette County, KS Single-Family Mortgage Revenue Refunding,
                       Series A, 8.400% due 12/1/11                                          829,250
   1,845,000   Aa*   Maryland State Community Development Administration,
                       Single-Family Mortgage Revenue, FHA-Insured,
                       7.450% due 4/1/32(a)                                                1,918,800

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT         RATING                           SECURITY                                   VALUE
====================================================================================================
Housing: Single-Family -- 9.3% (continued)
                     Missouri State Housing Development Community
                       Mortgage Revenue:
$   650,000    AAA       GNMA-Collateralized, Series A, zero coupon due 7/1/23(a)        $     93,437
  1,000,000    AAA       Series C, 7.450% due 9/1/27                                        1,097,500
  2,830,043    AAA   Montgomery County, TX Housing Finance Corp., Single-Family
                       Mortgage Revenue, MBIA-Insured, zero coupon due 9/1/15                 353,755
                     Nebraska Investments Finance Authority:
    700,000    AAA     GNMA-Collateralized, RIBS Variable Rate,
                         10.014% due 10/17/23(a)(c)                                           755,125
    600,000    AAA     Single-Family Mortgage Revenue, GNMA Mortgage Backed
                         Securities Program, 1990 Series 3, RIBS Variable Rate,
                         11.415% due 9/10/30(a)(c)                                            666,750
  2,468,815    AA    Nevada Housing Development, Single-Family Mortgage Revenue,
                       Series 1983 B, FHA-Insured, zero coupon due 4/1/15                     376,494
  1,845,000    Aa*   New Hampshire State HFA, Single-Family Residential
                       Mortgage, 7.250% due 7/1/15(a)                                       1,918,800
                     Oregon State Housing & Community Services Department
                       Mortgage Revenue, Single-Family Mortgage Program:
    850,000    Aa*       Series B, 6.875% due 7/1/28(a)                                       890,375
    490,000    Aa*       Series D, 6.500% due 7/1/24(a)                                       502,863
    220,000    BBB-  Panhandle, TX Regional Housing Finance Corp., Single-Family
                       Mortgage Revenue, 10.375% due 3/1/09                                   226,325
  1,000,000    AA    Pennsylvania HFA, Single-Family Mortgage Revenue, Series 39B,
                       6.875% due 10/1/24(a)                                               1,050,000
    745,000    AAA   Prince Georges County, MD Housing Authority, Single-Family
                       Mortgage Revenue Refunding, Series A, GNMA-Collateralized,
                       8.000% due 1/1/17                                                      784,113
  4,675,000    AAA   Reno County, KS Single-Family Mortgage Revenue, Series A,
                       AMBAC-Insured, zero coupon due 12/1/14                                 613,594
                     Rhode Island Housing & Mortgage Financing Corp.:
  1,500,000    AA+     Home Ownership Opportunity Bonds, Series 8,
                         INFLOS Variable Rate, 10.220% due 4/1/24(a)(c)                     1,616,250
  1,420,000    AA+     Home Ownership, Series 88-ID, 7.875% due 10/1/21(a)                  1,485,675
  2,500,000    AA+   South Dakota Housing Development Authority, Home Ownership
                       Mortgage Board, Series C, 7.300% due 5/1/24(a)                       2,593,750
    691,898    A1*   St. Bernard Parish, LA Home Mortgage Authority, Single-Family
                       Mortgage Revenue Refunding, Series A, 8.000% due 3/25/12               717,844
  1,150,000    Aa*   Tennessee Housing Development Authority, Home Ownership
                       Bonds, Series H, 7.825% due 7/1/15(a)                                1,175,875
  1,000,000    AAA   Travis County, TX Housing Finance Corp., Single-Family
                       Mortgage Revenue, Series B, GNMA/FNMA-Collateralized,
                       7.100% due 10/1/27(a)                                                1,053,750
                     Utah HFA, Single-Family Mortgage Revenue:
    935,000    AA      7.300% due 7/1/16                                                      980,581
    680,000    AA      9.000% due 1/1/19(a)(d)                                                703,800

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT         RATING                           SECURITY                                   VALUE
====================================================================================================
Housing: Single-Family -- 9.3% (continued)
$  3,000,000   AA+   Virginia State Housing Development Authority, Commonwealth
                       Mortgage, Series A, 7.150% due 1/1/33                             $ 3,153,750
   1,000,000   AA    Wisconsin Housing & Economic Development Authority,
                       Home Ownership Revenue, Series D, 6.450% due 9/1/27(a)              1,001,250
     755,000   AA    Wyoming Community Development Authority,
                        8.125% due 6/1/21(a)                                                 791,806
----------------------------------------------------------------------------------------------------
                                                                                          36,659,111
----------------------------------------------------------------------------------------------------
Industrial Development -- 5.1%
   1,000,000   Baa*  Delaware County, PA Authority Revenue, (Elwyn Inc. Project),
                       8.350% due 6/1/15                                                   1,076,250
   2,500,000   BBB+  Greenville County, SC Industrial Revenue, (Lockheed Aeromod
                       Center Inc. Project), 7.100% due 11/1/11(a)                         2,678,125
     850,000   AA    Hempstead, NY IDA & IDR Bonds, (Nassau District
                       Energy Corp. Project), LOC Toronto Dominion,
                       7.750% due 9/15/15(a)                                                 870,987
   2,650,000   A+    Iowa Finance Authority, (Governor Square Project),
                       7.250% due 4/1/02                                                   2,818,937
   1,500,000   Baa2* New York City IDA, Special Facilities Revenue,
                       (American Airlines Project), 7.750% due 7/1/19(a)                   1,593,750
   3,000,000   AA    Oklahoma City, Industrial & Culture Facilities,
                       6.750% due 9/15/17(a)                                               3,097,500
   3,440,000   BBB   Port Corpus Christi, TX Industrial Development Corp. Revenue,
                       10.250% due 6/1/17                                                  3,654,931
   1,000,000   A     Rensselaer County, NY IDA, Albany International Corp.-Insured,
                       7.550% due 6/1/07(a)                                                1,103,750
   1,000,000   A2*   Tucson Airport Authority, Inc. Special Facilities Revenue Bonds,
                       (Lockheed Aeromod Center, Inc.), Series 1990,
                       8.700% due 9/1/19(a)                                                1,137,500
   2,000,000   A     West Chicago IDR, (Leggett & Platt Inc. Project),
                       6.900% due 9/1/24(a)                                                2,085,000
----------------------------------------------------------------------------------------------------
                                                                                          20,116,730
----------------------------------------------------------------------------------------------------
Life Care -- 0.9%
   2,500,000   BBB   Illinois Development Finance Authority Health Facilities,
                       Community Living, 7.125% due 3/1/10                                 2,553,125
   1,000,000   Baa1* Indianapolis Industrial EDR, 7.625% due 10/1/22                       1,051,250
----------------------------------------------------------------------------------------------------
                                                                                           3,604,375
----------------------------------------------------------------------------------------------------
Miscellaneous -- 3.8%
   4,000,000   BBB-  Clarksville, TN Natural Gas Acquisition Corp., Series A,
                       7.500% due 11/1/04                                                  4,155,000
   2,000,000   A-    Illinois Development Finance Authority, Revenue Refunding,
                       City of East St. Louis, 7.250% due 11/15/09                         2,155,000
   2,000,000   AAA   Illinois State Sales Tax Revenue, Series P, 6.500% due 6/15/13        2,177,500
   1,500,000   A     Indiana Bond Bank Guaranty, State Revolving Fund, Series B,
                       6.875% due 2/1/12                                                   1,638,750
     125,000   A*    Maryland State Community Development Administration,
                       Home & Energy Loan Revenue, 9.500% due 6/1/07                         126,471

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT         RATING                           SECURITY                                   VALUE
====================================================================================================
Miscellaneous--3.8% (continued)
$   400,000    A*    Oregon State Bond Bank, Economic Development Department,
                       Series 1, 6.700% due 1/1/15                                       $   431,000
  1,330,000    NR    Seward, AK (Sealife Center Project), 7.650% due 10/1/16               1,336,650
  2,500,000    A-    Summit County, CO Sports Facilities Refunding Revenue,
                       (Keystone Resorts Management Inc. Project), Ralston
                       Purina Co. Guaranteed, 7.750% due 9/1/06                            2,868,750
----------------------------------------------------------------------------------------------------
                                                                                          14,889,121
----------------------------------------------------------------------------------------------------
Pollution Control--8.4%
  1,500,000    BBB+  Brazos River Authority, TX Utility Electric, 8.250%
                       due 1/1/19(a)                                                       1,610,625
  5,000,000    Aa3*  Brazos River, TX Navigation District PCR, (BASF Corp.
                       Project), 6.750% due 2/1/10                                         5,650,000
                     Lancaster, PA Solid Waste Resource Recovery:
  1,500,000    BBB+    Series A, 8.500% due 12/15/10(a)                                    1,588,125
  1,000,000    BBB     7.875% due 12/15/09                                                 1,042,500
  2,000,000    AAA   Matagorda County, TX Navigational District No. 2, PCR,
                       Houston Power & Light, Series D, FGIC-Insured,
                       7.600% due 10/1/19(a)(d)                                            2,187,500
  1,500,000    AAA   Monroe County, MI PCR, (Detroit Edison Co. Project),
                       7.650% due 9/1/20(a)                                                1,663,125
  2,000,000    AA    Mount Vernon, IN PCR, Southern Indiana Gas, 7.250% due 3/1/14         2,182,500
    970,000    A     New Jersey EDA Revenue, (Atlantic City Sewer Project),
                       7.250% due 12/1/11(a)                                               1,059,725
  1,500,000    AAA   Ohio State Water Development Authority, Pollution Control
                       Facilities Revenue, Cleveland Electric, FGIC-Insured,
                       8.000% due 11/1/99(a)                                               1,627,500
  3,200,000    Aa2*  Petersburg, IN PCR Refunding, Indianapolis Power & Light,
                       5.400% due 8/1/17                                                   3,020,000
  1,850,000    A-    Richland, SC Solid Waste Facility, (Union Camp Project),
                       7.125% due 9/1/21(a)                                                1,991,062
  3,000,000    NR    Rockdale County, GA Solid Waste Authority Revenue,
                       7.500% due 1/1/26                                                   3,075,000
  1,945,000    BBB   Saint Charles Parish, LA PCR, Union Carbide,
                       7.350% due 11/1/22(a)                                               2,090,875
  1,130,000    A-    Southwestern Illinois Development Authority, Solid Waste
                       Disposal Revenue, (Laclede Steel Co. Project), 8.500%
                       due 8/1/20(a)                                                       1,245,825
  3,200,000    BBB   Sweetwater County, WY Solid Waste Disposal Revenue,
                       (FMC Corp. Project), 7.000% due 6/1/24(a)                           3,368,000
----------------------------------------------------------------------------------------------------
                                                                                          33,402,362
----------------------------------------------------------------------------------------------------
Pre-Refunded (e)--9.2%
  1,000,000    AAA   Alton, IL Health Facility Revenue, FGIC-Insured,
                       (Call 2/15/01 @ 102), 7.200% due 2/15/21                            1,116,250
  1,500,000    AAA   Boston, MA Boston City Hospital, FHA-Insured,
                       (Call 8/15/00 @ 102), 7.625% due 2/15/21                            1,689,375
  1,500,000    AAA   Chattanooga-Hamilton County, TN Hospital Authority Revenue,
                       FSA-Insured, (Call 2/25/00 @ 104), 10.000% due 5/25/21(c)           1,815,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                September 30, 1996
--------------------------------------------------------------------------------


 FACE
AMOUNT       RATING                SECURITY                                      VALUE
=========================================================================================
Pre-Refunded (e) -- 9.2% (continued)
$  2,000,000   AAA      Fairfax County, VA IDA, Series A, (Call 8/28/01
                          @ 104), 10.000% due 8/29/23(c)                      $ 2,427,500
   1,500,000   AAA      Franklin County, OH Hospital Facilities
                          Refunding & Improvement Revenue, Series 1990B,
                          Riverside United Methodist Hospital, (Call
                          5/15/00 @ 102), 7.600% due 5/15/20                    1,681,875
   4,120,000   AAA      Georgia Municipal Electric Authority Power Revenue,
                          Series P, (Call 1/1/98 @ 102), 8.125% due 1/1/20      4,398,100
   1,000,000   AAA      Harris County, TX Toll Road, Senior Lien Revenue,
                          (Call 8/1/98 @ 102), 8.125% due 8/1/15                1,086,250
     500,000   AAA      Illinois Health Facility Authority Revenue, United
                          Medical Center, (Call 7/1/03 @ 100), 8.375%
                          due 7/1/12                                              596,875
   4,000,000   AAA      Indiana Health Facilities Financing Authority
                          Hospital Revenue, (Bartholomew County Hospital
                          Project), CGIC-Insured, (Call 8/15/00 @ 102),
                          7.750% due 8/15/20                                    4,515,000
   2,000,000   AAA      Louisiana Public Facility Authority Revenue, Tulane
                          University, Series A, (Call 5/15/98 @ 102), 8.200%
                          due 5/15/18                                           2,157,500
   1,000,000   AAA      Michigan State Hospital Finance Authority Revenue,
                          Sisters of Mercy, (Call 2/15/01 @ 102), 7.500%
                          due 2/15/18                                           1,130,000
   1,000,000   AAA      New York State Dormitory Authority Revenue, State
                          University Educational Facilities, (Call 5/15/00
                          @ 102), 7.700% due 5/15/12                            1,122,500
   2,000,000   AAA      New York State Local Government Assistance Corp.,
                          (Call 4/1/01 @ 102), 7.500% due 4/1/20                2,265,000
                        North Carolina Eastern Municipal Power Agency,
                          Power System  Revenue Refunding:
   1,000,000   AAA          Call 1/1/97 @ 100, 4.500% due 1/1/24                  852,500
   1,310,000   AAA          Call 1/1/22 @ 100, 6.000% due 1/1/26                1,380,412
     895,000   AAA      Texas National Research Lab, Superconducting Super
                          Collider, (Call 12/1/01 @ 102), 7.100% due 12/1/21    1,009,113
   2,965,000   AAA      Utah Associated Municipal Power System Revenue,
                          (Central St. George Transmission Project), AMBAC-
                          Insured, (Call 12/1/96 @ 101), 7.375% due 12/1/09(a)  3,228,144
   2,850,000   AAA      Washington County, PA Hospital Authority Revenue,
                          (Washington Hospital Project), (Call 7/1/97 @ 101),
                          9.500% due 7/1/17(d)                                  2,995,521
   1,000,000   AAA      West Virginia State Water Development Authority, Water
                          Development Revenue, BIG-Insured, (Call 11/1/96
                          @ 102), 8.125% due 11/1/16                            1,023,390
-----------------------------------------------------------------------------------------
                                                                               36,490,305
-----------------------------------------------------------------------------------------
Public Facilities -- 6.6%
   1,200,000   A-       Eastern Connecticut Recovery Authority, Solid Waste
                          Revenue, (Wheelabrator Lisbon Project), Series A,
                          5.500% due 1/1/20(a)                                  1,089,000
   2,500,000   A        Dekalb County, IN Redevelopment (Mini-Mill Local
                          Public Improvement Project), 6.500% due 1/15/14       2,603,125
   3,750,000   AA-      George L. Smith II Georgia, World Congress Center
                          Authority Revenue Bonds, (Domed Stadium Project),
                          Series 1990, LOC Industrial Bank of Japan, 7.875%
                          due 7/1/20(a)                                         4,078,125

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT                 RATING                       SECURITY                                         VALUE
==========================================================================================================
Public Facilities -- 6.6% (continued)
                        Indianapolis, IN Local Public Improvement Bond Bank:
 $ 3,000,000   AA+        Series B, 6.000% due 1/1/13                                         $  3,097,500
   3,685,000   A+         Series 1992 D, 6.750% due 2/1/14                                       4,002,831
   3,600,000   AA-      La Cross, WI Resource Recovery Revenue, (Northern State
                          Power Project), 6.000% due 11/1/21                                     3,627,025
   1,095,000   BBB-     Portland, TX Community Center Sales Tax Gross Revenue,
                          7.000% due 2/15/25                                                     1,104,581
   2,000,000   Baa1*    Triborough Bridge & Tunnel Authority, NY (Convention
                          Center Project), Series E, 7.250% due 1/1/10                           2,265,000
   3,960,000   A        Tulsa, OK Public Facilities Authority, Lease Payment Revenue
                          Refunding, Assembly Center, 6.600% due 7/1/14                          4,346,100
----------------------------------------------------------------------------------------------------------
                                                                                                26,213,287
----------------------------------------------------------------------------------------------------------
Short-Term(f) -- 0.7%
     600,000   VMIG 1*  Burke County, GA PCR, 3.850% due 7/1/24(c)                                 600,000
   2,000,000   VMIG 1*  Pinnellas County, FL Health Facilities Authority Revenue,
                          4.000% due 12/1/15                                                     2,000,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,600,000
----------------------------------------------------------------------------------------------------------
Tax Allocation -- 0.6%
   1,000,000   AAA      La Quinta, CA Redevelopment Agency, MBIA-Insured,
                          7.300% due 9/1/12                                                      1,182,500
   1,000,000   BBB-     Providence, RI Special Obligation, Tax Increment, Series D,
                          6.650% due 6/1/16                                                      1,021,250
----------------------------------------------------------------------------------------------------------
                                                                                                 2,203,750
----------------------------------------------------------------------------------------------------------
Transportation -- 7.3%
                        Alliance Airport Authority Inc., Texas Special Facilities Revenue:
   3,000,000   Baa2*      American Airlines Inc. Project, 7.500% due 12/1/29(a)                  3,191,250
   3,000,000   BBB        Federal Express Corp. Project, 6.375% due 4/1/21(a)                    2,970,000
   2,680,000   Baa1*    Arapahoe, CO Capital Improvement Highway Revenue,
                          6.950% due 8/31/20                                                     2,881,000
   2,000,000   Baa2*    Chicago, IL O'Hare International Airport, Special Facility Revenue,
                          International Terminal, Series 1985A, (American Airlines Project),
                          7.875% due 11/1/25(a)                                                  2,150,000
                        City and County of Denver, CO Airport Systems Revenue:
   1,000,000   Baa*       Series A, FGIC-Insured, 8.500% due 11/15/23(a)                         1,142,527
   3,500,000   Baa*       Series 1992B, 7.250% due 11/15/07(a)                                   3,749,375
   2,010,000   BBB+     Connecticut Development Authority, Airport Facilities Revenue,
                          6.625% due 12/1/14(a)                                                  1,999,950
                        New Hampshire State Turnpike Systems Revenue Refunding,
                          FGIC-Insured:
   2,500,000   AAA          6.750% due 11/1/11                                                   2,759,375
   1,000,000   AAA          RIBS, Series C, 10.000% due 11/1/17(c)                               1,202,500
                        Regional Transit Authority, Illinois:
   2,000,000   AAA        Series A, AMBAC-Insured, 6.400% due 6/1/12                             2,157,500
   1,045,000   AAA        Series C, FGIC-Insured, 7.750% due 6/1/20                              1,319,313

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)               September 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING                     SECURITY                                   VALUE
=========================================================================================
Transportation -- 7.3% (continued)
$3,240,000  AAA       Rhode Island Port Authority & Economic Development,
                        Shepard Building, 6.750% due 6/1/25                   $ 3,511,350
-----------------------------------------------------------------------------------------
                                                                               29,034,140
-----------------------------------------------------------------------------------------
Utility -- 5.1%
 3,000,000  AAA       Brownsville, TX Utility System Revenue Priority
                        Refunding, MBIA-Insured, 6.250% due 9/1/14              3,247,500
 3,880,000  AAA       Clark County, NV IDR, (Nevada Power Company Project),
                        FGIC-Insured, 7.800% due 6/1/20(a)                      4,355,300
 1,500,000  AAA       Georgia Municipal Electric Authority Power Revenue,
                        Series EE, AMBAC-Insured, 7.250% due 1/1/24             1,818,750
 2,500,000  A+        Municipal Electric Authority, Georgia Special
                        Obligation, Fourth Crossover, Series X, (Project
                        One), 6.500% due 1/1/12                                 2,709,375
 1,000,000  A+        New York State Energy Research & Development,
                        (Con Edison Project A), 7.125% due 12/1/29(a)           1,103,750
 1,000,000  BBB+      North Carolina Eastern Municipal Power Agency
                        System Revenue, Series B, 6.000% due 1/1/22               987,500
 1,235,000  AAA       Piedmont, SC Municipal Power Agency, Electric
                        Revenue Refunding, FGIC-Insured, 6.750% due 1/1/20      1,409,444
 4,250,000  AA        Washington State Public Power Supply Revenue,
                        (Nuclear Project No. 2), 7.000% due 7/1/12              4,669,688
-----------------------------------------------------------------------------------------
                                                                               20,301,307
-----------------------------------------------------------------------------------------
Water & Sewer -- 2.8%
 2,400,000  A         Dauphin County, PA IDA, General Water Works Corp.-
                        Insured, 6.900% due 6/1/24(a)                           2,697,000
 2,000,000  A         Idaho State Water Resources Board, Water Revenue,
                        Resource Development, Borse Water Corp., 7.250% due
                        12/1/21(a)                                              2,147,500
 3,400,000  Aa1*      Port of Umatilla, OR Water Project Revenue, Series
                        1994, LOC ABN AMRO Bank, 6.650% due 8/1/22(a)           3,599,750
 2,550,000  A-        Trumbull County, OH Sewer Disposal Revenue, (General
                        Motors Corp. Project), 6.750% due 7/1/14(a)             2,817,750
-----------------------------------------------------------------------------------------
                                                                               11,262,000
-----------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $369,092,725**)                              $395,988,704
=========================================================================================

(a) Income from these issues is considered a preference item for purpose of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Security segregated by Custodian for open purchase commitment.
(e) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
+++ Fitch Investor Services, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 17 and 18 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------


SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABA     -- Association of Bay Area Governors
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility
           Construction Loan Insurance
CONNIE
LEE     -- College Construction Loan Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDR     -- Economic Development Revenue
ETM     -- Escrowed To Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage
           Association
GO      -- General Obligation Bonds
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LEVRRS  -- Leveraged Reverse Rate Securities
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation
           Notes
SYCC    -- Structured Yield Curve Certificate
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

-----------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)      September 30, 1996
-----------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $369,092,725)             $395,988,704
  Cash                                                           49,692
  Receivable for securities sold                              4,637,111
  Interest receivable                                         6,842,462
  Receivable for Fund shares sold                                77,414
-----------------------------------------------------------------------
  Total Assets                                              407,595,383
-----------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                            8,791,905
  Management fees payable                                       234,966
  Distribution fees payable                                      25,152
  Accrued expenses                                               51,237
-----------------------------------------------------------------------
  Total Liabilities                                           9,103,260
-----------------------------------------------------------------------
Total Net Assets                                           $398,492,123
=======================================================================
NET ASSETS:
  Par value of shares of beneficial interest               $     29,172
  Capital paid in excess of par value                       375,846,272
  Undistributed net investment income                           366,092
  Accumulated net realized loss from security transactions   (4,645,392)
  Net unrealized appreciation of investments                 26,895,979
-----------------------------------------------------------------------
Total Net Assets                                           $398,492,123
=======================================================================
Shares Outstanding:
  Class A                                                    27,069,472
  ---------------------------------------------------------------------
  Class B                                                       921,958
  ---------------------------------------------------------------------
  Class C                                                     1,180,644
  ---------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                 $13.66
  ---------------------------------------------------------------------
  Class B*                                                       $13.67
  ---------------------------------------------------------------------
  Class C**                                                      $13.65
  ---------------------------------------------------------------------
Class A Maximium Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)      $14.23
=======================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See
  Note 3).
**Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996

INVESTMENT INCOME:
   Interest                                                 $13,257,250
-----------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                     898,749
   Distribution fees (Note 3)                                   373,914
   Registration fees                                             55,485
   Shareholder and system servicing fees                         53,524
   Shareholder communications                                    35,136
   Pricing service fees                                          13,838
   Audit and legal                                               10,233
   Custody                                                        9,986
   Trustees' fees                                                 5,490
   Other                                                         10,833
-----------------------------------------------------------------------
   Total Expenses                                             1,467,188
-----------------------------------------------------------------------
Net Investment Income                                        11,790,062
-----------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                     75,700,492
     Cost of securities sold                                 76,014,578
-----------------------------------------------------------------------
   Net Realized Loss                                           (314,086)
-----------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                     27,206,842
     End of period                                           26,895,979
-----------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                     (310,863)
-----------------------------------------------------------------------
Net Loss on Investments                                        (624,949)
-----------------------------------------------------------------------
Increase in Net Assets From Operations                      $11,165,113
=======================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (unaudited) and the Year Ended March 31, 1996

                                                           September 30      March 31
=======================================================================================
OPERATIONS:
   Net investment income                                   $ 11,790,062   $  24,550,541
   Net realized gain (loss)                                    (314,086)      1,579,865
   Increase (decrease) in net unrealized appreciation          (310,863)      9,568,289
---------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                    11,165,113      35,698,695
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                                    (11,538,548)    (24,435,963)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          (11,538,548)    (24,435,963)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                          54,268,312      64,710,502
   Net asset value of shares issued for
     reinvestment of dividends                                5,946,487      12,222,596
   Cost of shares reacquired                                (67,938,096)   (108,474,584)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                 (7,723,297)    (31,541,486)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                       (8,096,732)    (20,278,754)
NET ASSETS:
   Beginning of period                                      406,588,855     426,867,609
---------------------------------------------------------------------------------------
   End of period*                                          $398,492,123   $ 406,588,855
=======================================================================================
* Includes undistributed net investment income of:             $366,092        $114,578
=======================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

  1.  Significant Accounting Policies

  The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and nine other separate investment portfolios: Florida, Georgia, Limited Term, New York, Ohio, Pennsylvania, Florida Limited Term, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

  The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  2.  Exempt-Interest Dividends and Other Distributions

  The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

  3. Management Agreement and Other Transactions

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1996, SB received sales charges of approximately $134,000 on purchases of the Portfolio's Class A shares.

  There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended September 30, 1996, CDSCs paid to SB were approximately:

                                Class A         Class B         Class C
=======================================================================
CDSCs                           $1,000          $10,000         $1,000
=======================================================================

  Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1996, total Distribution Plan fees incurred were:

                                Class A         Class B         Class C
=======================================================================
Distribution Plan Fees          $278,501        $38,615         $56,798
=======================================================================

  All officers and two Trustees of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  4.  Investments

  During the six months ended September 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===========================================================================
Purchases                                                       $64,333,919
---------------------------------------------------------------------------
Sales                                                            75,700,492
===========================================================================

  At September 30, 1996, the gross unrealized appreciation and depreciation of investments were as follows:

===========================================================================
Gross unrealized appreciation                                 $27,496,805 *
Gross unrealized depreciation                                    (600,826)*
---------------------------------------------------------------------------
Net unrealized appreciation                                   $26,895,979 *
===========================================================================

* Substantially the same for Federal income tax purposes.

  5.  Capital Loss Carryforward

  At March 31, 1996, the Portfolio had, for Federal income tax purposes, approximately $4,174,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

  The amount and year of the expiration for each carryforward loss is indicated below:

                                                          3/31/03   3/31/04
===========================================================================
Carryforward Amounts                                    $4,134,000  $40,000
===========================================================================

  6.  Shares of Beneficial Interest

  At September 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

  At September 30, 1996, total paid-in capital amounted to the following for each class:

                                    Class A        Class B        Class C
=============================================================================
Total Paid-in Capital            $347,130,841    $12,041,390    $16,703,213
=============================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                         Six Months Ended               Year Ended
                                        September 30, 1996             March 31, 1996
                                    --------------------------    ------------------------
                                     Shares         Amount         Shares        Amount
==========================================================================================
Class A
Shares sold                        3,778,910     $ 51,354,598    4,117,372   $  56,693,521
Shares issued on reinvestment        402,474        5,459,521      823,510      11,267,741
Shares redeemed                   (4,794,183)     (65,098,597)  (7,388,331)   (101,570,060)
------------------------------------------------------------------------------------------
Net Decrease                        (612,799)    $ (8,284,478)  (2,447,449)  $ (33,608,798)
==========================================================================================
Class B
Shares sold                          107,828     $  1,464,127      410,533   $   5,682,469
Shares issued on reinvestment         15,296          207,653       24,745         339,516
Shares redeemed                      (49,584)        (675,960)    (104,690)     (1,438,128)
------------------------------------------------------------------------------------------
Net Increase                          73,540     $    995,820      330,588   $   4,583,857
==========================================================================================
Class C
Shares sold                          106,918     $  1,449,587      170,117   $   2,334,512
Shares issued on reinvestment         20,609          279,313       45,027         615,339
Shares redeemed                     (159,669)      (2,163,539)    (398,879)     (5,466,396)
------------------------------------------------------------------------------------------
Net Decrease                         (32,142)    $   (434,639)    (183,735)  $  (2,516,545)
==========================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

Class A Shares                 1996(1)      1996       1995(2)      1994       1993       1992
=================================================================================================
Net Asset Value,
   Beginning of Period       $  13.67     $  13.32   $  13.35     $  13.81   $  12.95   $  12.49
-------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income         0.40         0.81       0.82         0.85       0.88       0.90
   Net realized and
   unrealized gain (loss)       (0.01)        0.35      (0.01)       (0.39)      0.87       0.46
-------------------------------------------------------------------------------------------------
Total Income From
   Operations                    0.39         1.16       0.81         0.46       1.75       1.36
-------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income        (0.40)       (0.81)     (0.84)       (0.86)     (0.89)     (0.90)
   Net realized gains              --           --         --        (0.06)        --         --
-------------------------------------------------------------------------------------------------
Total Distributions             (0.40)       (0.81)     (0.84)       (0.92)     (0.89)     (0.90)
-------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period             $  13.66     $  13.67   $  13.32     $  13.35   $  13.81   $  12.95
-------------------------------------------------------------------------------------------------
Total Return                     2.88%+++     8.83%      6.38%        3.17%     13.96%     11.21%
-------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)      $369,779     $378,421   $401,364     $412,681   $382,875   $260,718
-------------------------------------------------------------------------------------------------
Ratios to Average
   Net Assets:
   Expenses                      0.70%+       0.70%      0.60%        0.52%      0.53%      0.50%
   Net investment income         5.93+        5.88       6.30         6.05       6.58       6.88
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate         16.48%       27.08%     54.16%       42.33%     52.73%     95.29%
=================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:


Class B Shares                                 1996(1)      1996     1995(2)
============================================================================
Net Asset Value, Beginning of Period          $ 13.67     $ 13.33   $ 12.41
----------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.37        0.73      0.33
   Net realized and unrealized gain (loss)      (0.01)       0.35      0.91
----------------------------------------------------------------------------
Total Income From Operations                     0.36        1.08      1.24
----------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.36)      (0.74)    (0.32)
----------------------------------------------------------------------------
Total Distributions                             (0.36)      (0.74)    (0.32)
----------------------------------------------------------------------------
Net Asset Value, End of Period                $ 13.67     $ 13.67   $ 13.33
----------------------------------------------------------------------------
Total Return                                     2.69%+++    8.26%    10.11%+++
----------------------------------------------------------------------------
Net Assets, End of Period (000s)              $12,603     $11,605   $ 6,905
----------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.19%+      1.19%     1.19%+
   Net investment income                         5.44+       5.37      5.75+
----------------------------------------------------------------------------
Portfolio Turnover Rate                         16.48%      27.08%    54.16%
============================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2) For the period from November 7, 1994 (inception date) to March 31, 1995. +++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:


Class C Shares                                 1996(1)      1996     1995(2)      1994     1993(3)
===================================================================================================
Net Asset Value, Beginning of Period           $13.65      $13.32    $13.33      $13.80    $13.47
---------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.37        0.73      0.74        0.76      0.22
   Net realized and unrealized gain (loss)      (0.01)       0.34     (0.01)      (0.40)     0.31
---------------------------------------------------------------------------------------------------
Total Income From Operations                     0.36        1.07      0.73        0.36      0.53
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.36)      (0.74)    (0.74)      (0.77)    (0.20)
   Net realized gains                              --          --        --       (0.06)       --
---------------------------------------------------------------------------------------------------
Total Distributions                             (0.36)      (0.74)    (0.74)      (0.83)    (0.20)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.65      $13.65    $13.32      $13.33    $13.80
---------------------------------------------------------------------------------------------------
Total Return                                     2.67%+++    8.13%     5.80%       2.40%     3.98%+++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $16,110     $16,563   $18,599     $18,185    $5,738
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.27%+      1.27%     1.23%       1.22%     1.20%+
   Net investment income                         5.36+       5.31      5.69        5.29      5.68+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         16.48%      27.08%    54.16%      42.33%    52.73%
===================================================================================================

(1)  For the six months ended September 30, 1996 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from January 5, 1993 (inception date) to March 31, 1993.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

SMITH BARNEY
MUNI FUNDS


TRUSTEES

Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
--------------------------------------
A Member of the TravelersGroup  [LOGO]


INVESTMENT MANAGER

Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds--National Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


SMITH BARNEY MUNI FUNDS

388 Greenwich Street
New York, New York 10013


FD0806 11/96